UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21457

Name of Fund:	BlackRock Allocation Target Shares
Series A Portfolio
Series C Portfolio
Series E Portfolio
Series M Portfolio
Series P Portfolio
Series S Portfolio

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Allocation Target Shares, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2017

Date of reporting period: 03/31/2017

Item 1 – Report to Stockholders

MARCH 31, 2017

ANNUAL REPORT	BLACKROCK®

BlackRock Allocation Target Shares

▶  Series A Portfolio

▶  Series C Portfolio

▶  Series E Portfolio

▶  Series M Portfolio

▶  Series P Portfolio

▶  Series S Portfolio

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance, while U.S. Treasuries and other higher-quality assets generated negative returns. Markets showed great resilience during a period with big surprises, including the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. The more rate-sensitive high-quality assets, however, struggled as rising energy prices, modest wage increases and steady U.S. job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and uncertainty. Reflationary expectations accelerated after the U.S. election and continued into the beginning of 2017, stoked by expectations for an extra boost to U.S. growth via fiscal policy. The primary tension surfacing in markets in 2017 has been between reflationary expectations and the realities of fiscal and monetary policy. Markets have been turning their attention to the Fed’s outlook for additional interest rate hikes, while assessing the probability of Congress passing meaningful fiscal stimulus amid political division and a limited budget.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors, including an aging population, low productivity growth and excess savings, as well as cyclical factors, like the Fed leaning toward higher interest rates and the length of the current expansion. Tempered economic growth and high valuations across most assets have set the stage for muted long-term investment returns going forward.

Equity markets still present opportunities, although the disparity between winners and losers is widening — a dynamic that increases the risk and return potential of active investing. Fixed income investors are also facing challenges as bond markets recalibrate for higher inflation expectations after eight years of deflationary concerns. And in a world where political risk and policy uncertainty abound, there is no lack of potential catalysts for higher volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.12%	17.17%
U.S. small cap equities (Russell 2000® Index)	11.52	26.22
International equities (MSCI Europe, Australasia, Far East Index)	6.48	11.67
Emerging market equities (MSCI Emerging Markets Index)	6.80	17.21
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.19	0.36
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	(6.08)	(3.97)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.18)	0.44
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(1.93)	0.55
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.50	16.39

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	3

Fund Summary as of March 31, 2017	Series A Portfolio

Investment Objective

Series A Portfolio’s (the “Fund”) investment objective is to seek a high level of current income consistent with capital preservation.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended March 31, 2017, the Fund outperformed both its broad-based benchmark, the Bloomberg Barclays U.S. Universal Index, and its “Reference Benchmark,” consisting of 50% Bloomberg Barclays U.S. Asset-Backed Securities Index and 50% Bloomberg Barclays Non-Agency Investment Grade CMBS Index. Shares of the Fund can be purchased or held only by or on behalf of: (i) certain separately managed account clients; (ii) collective trust funds managed by BlackRock Institutional Trust Company, N.A., an affiliate of the investments adviser; and (iii) mutual funds advised by BlackRock Advisors, LLC or its affiliates. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts and collective trust funds.

What factors influenced performance?

•

The most significant positive contributions to the Fund’s performance came from allocations to collateralized loan obligations (“CLOs”), non-agency residential mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and student and auto loans within asset-backed securities (“ABS”).

•	There were no material detractors from performance for the period.

Describe recent portfolio activity.

•

The Fund worked to maintain exposures across both CMBS and MBS throughout the period, but with additional inflows and a more limited issuance calendar across both sectors, cash was directed towards more liquid sectors such as ABS and CMBX (a synthetic tradable index referencing a basket of 25 CMBS). The Fund increased its allocation to CLOs and has added exposures in credit card ABS while reducing its position in student loan ABS.

•

The Fund held a meaningful cash position at period end, as the investment adviser remains cautious in adding risk given the current level of spreads. The Fund’s cash position had no material impact on Fund performance.

Describe portfolio positioning at period end.

•

The Fund ended the period underweight duration (and corresponding interest rate sensitivity) relative to the benchmark. The Fund’s allocation within MBS favored higher beta (i.e. more market sensitive) subprime mortgages relative to lower volatility Alt-A and prime mortgage pools. Within CMBS, the Fund favored interest-only and floating rate instruments. Within CLOs, the Fund was generally focused on the top and bottom of the quality range.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]

Asset-Backed Securities	61%
Non-Agency Mortgage-Backed Securities	34
U.S. Government Sponsored Agency Securities	5

Credit Quality Allocation[2]	Percent of Total Investments[1]

AAA/Aaa[3]	23%
AA/Aa	6
A	10
BBB/Baa	12
BB/Ba	10
B	14
CCC/Caa	5
CC/Ca	4
C	3
N/R	13

[1]	Total investments exclude short-term securities.

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

4	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Series A Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is non-diversified and will primarily invest its assets in fixed-income securities, such as asset-backed securities, commercial and residential mortgage-backed securities issued or guaranteed by the U.S. Government, various agencies of the U.S. Government or various instrumentalities that have been established or sponsored by the U.S. Government, commercial and residential mortgage-backed securities issued by banks and other financial institutions, collateralized mortgage obligations, loans backed by commercial or residential real estate, derivatives and repurchase agreements and reverse repurchase agreements.

[2]

An unmanaged, market value weighted index of fixed-income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

[3]

A customized weighted index comprised of the returns of the Bloomberg Barclays U.S. Asset-Backed Securities Index (50%)/Bloomberg Barclays Non-Agency Investment Grade CMBS Index (50%). The Bloomberg Barclays U.S. Asset-Backed Securities Index is composed of debt securities backed by credit card, auto and home equity loans that are rated investment grade or higher by Moody’s, S&P or Fitch Ratings, Inc. (“Fitch”). Issues must have at least one year to maturity and an outstanding par value of at least $50 million. The Bloomberg Barclays Non-Agency Investment Grade CMBS Index measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300 million that are rated investment grade or higher using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. Securities must have a remaining average life of at least one year and must be fixed-rate, weighted average coupon (WAC), or capped WAC securities.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2017
		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	Since Inception[6]
Series A Portfolio	2.07%	9.76%	7.73%
Bloomberg Barclays U.S. Universal Index	(1.54)	1.92	3.06
Reference Benchmark	(1.07)	1.25	2.15

[5]	See “About Fund Performance” on page 16 for a detailed description of performance related information.

[6]	The Fund commenced operations on September 21, 2015.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[7]	Annualized Expense Ratio
Series A Portfolio	$1,000.00	$1,020.70	$0.00	$1,000.00	$1,024.93	$0.00	0.00%

[7]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	5

Fund Summary as of March 31, 2017	Series C Portfolio

Investment Objective

Series C Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended March 31, 2017, the Fund outperformed its benchmark, the Bloomberg Barclays U.S. Credit Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

Security selection in financials made the largest contribution to Fund performance. Much of the outperformance was the result of positions in bank capital securities, which are dividend-paying securities that combine some features of both corporate bonds and preferred stocks while generally providing higher yields to compensate for being less senior in the issuers’ capital structures.

•

Exposure to the midstream energy (pipeline) subsector, which moved higher in conjunction with the rally in oil prices in 2016, was a significant contributor to performance within industrials. The Fund continued to hold a meaningful weighting in pipeline issues in a reflection of the ongoing growth in energy infrastructure, but the investment adviser remained cautious on integrated energy companies that are more dependent on the direction of oil prices.

•	Security selection in the utilities sector was an additional positive for performance.
•

The Fund’s cautious approach to credit risk detracted from performance in the rising market, particularly in the rally that followed the U.S. election. Positions in the tobacco, pharmaceuticals, and cable & satellite industries also detracted, as did an underweight in metals & mining issues.

Describe recent portfolio activity.

•

The investment adviser moved to a shorter duration late in 2016 on the belief that rising inflation and pro-growth policy initiatives could put upward pressure on interest rates. The Fund subsequently moved back toward a neutral weighting in March. (Duration is a measure of interest rate sensitivity.)

•

While favorable economic fundamentals continued to provide a healthy foundation for corporate bonds, the Fund remained defensively positioned due to elevated geopolitical risks, the potential for shifts in monetary policy, and the low level of yield spreads.

Describe portfolio positioning at period end.

•

The investment adviser continued to favor banking issues, particularly those lower in the capital structure. The Fund retained overweights in pipeline and cable/telecommunications issues, and it maintained a defensive approach in the industrials sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]

Corporate Bonds	86%
Capital Trusts	5
U.S. Treasury Obligations	4
Taxable Municipal Bonds	2
Foreign Government Obligations	2
Foreign Agency Obligations	1

Credit Quality Allocation[2]	Percent of Total Investments[1]

AAA/Aaa[3]	6%
AA/Aa	10
A	32
BBB/Baa	51
BB/Ba	1

[1]	Total investments exclude short-term securities and options written.

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

6	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Series C Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is non-diversified and will primarily invest its assets in investment grade fixed-income securities, such as corporate bonds, notes and debentures, asset-backed securities, commercial and residential mortgage-backed securities, obligations of non-U.S. governments and supranational organizations which are chartered to promote economic development, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements and reverse repurchase agreements.

[2]

An unmanaged index that includes publicly issued U.S. corporate and non-corporate securities which include foreign agencies, sovereigns, supranationals and local authorities that meet the specified maturity, liquidity, and quality requirements.

Performance Summary for the Period Ended March 31, 2017
		Average Annual Total Returns[3]
	6-Month Total Returns	1 Year	5 Years	10 Years
Series C Portfolio	(1.76)%	3.12%	4.38%	5.71%
Bloomberg Barclays U.S. Credit Index	(1.71)	2.96	3.70	5.29

[3]	See “About Fund Performance” on page 16 for a detailed description of performance related information.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[4]	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[4]	Annualized Expense Ratio
Series C Portfolio	$1,000.00	$982.40	$0.00	$1,000.00	$1,024.93	$0.00	0.00%

[4]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[5]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	7

Fund Summary as of March 31, 2017	Series E Portfolio

Investment Objective

Series E Portfolio’s (the “Fund”) investment objective is to seek to maximize Federal tax-free yield with a secondary goal of total return.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended March 31, 2017, the Fund underperformed its benchmark, a customized “Reference Benchmark” consisting of 50% S&P® Municipal High-Yield Index, 25% S&P® Municipal Bond A Rating Band Index (using the returns of only those A rated bonds that have maturities greater than five years) and 25% S&P® Municipal Bond BBB Rating Band Index (using the returns of only those BBB rated bonds that have maturities greater than five years). Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

The Fund’s performance was hurt by its large underweight in Puerto Rico, as certain securities from the territory significantly outperformed all other states. While the Fund had an overweight position in tobacco issues, the best-performing sector by a wide margin, its security selection in the category had an adverse effect on relative performance. Specifically, the Fund had a smaller allocation to the lower-quality credits that outpaced the higher-quality issues in the sector. In addition, the Fund had no exposure to zero-coupon tobacco bonds, which experienced substantial price appreciation. Underweights in securities rated BB and below was a further detractor, as non-investment grade bonds generally outperformed higher-quality securities.

•

On the positive side, allocations to the health care, education and development district sectors contributed to results. The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a favorable effect on returns. While having a duration longer than that of the benchmark detracted at a time of rising rates, the Fund’s overweight in bonds with maturities of 25 years and above was a positive. (Duration is a measure of interest-rate sensitivity; prices and yields move in opposite directions.) Yields on longer-dated issues rose less than those on intermediate maturities, indicating outperformance. The higher yields on long-term bonds provided a further boost to their returns.

Describe recent portfolio activity.

•

Given the strong cash inflows that the Fund received during the period, portfolio activity reflected efforts to stay invested while also keeping a cash cushion available to capitalize on potentially better opportunities. The investment adviser was comfortable holding higher cash reserves late in the period, as that time of the year is usually associated with price pressures stemming from high levels of supply. This trend did not materialize in 2017, and weaker-than-expected supply translated to fewer opportunities to invest cash in the primary market. The impact of the cash holdings was not material, and the Fund still had a longer duration than the index even when the cash position was taken into account.

•

The investment adviser added securities with longer-dated maturities to maintain a bias toward a flattening yield curve. It also increased the portfolio’s weighting in transportation, health and housing issues. The Fund’s weighting in the tax-backed state segment declined, reflecting the investment adviser’s preference for revenue-backed sectors.

Describe portfolio positioning at period end.

•

The Fund’s duration was slightly higher than the benchmark at the end of March 2017, and it was overweight in longer-dated maturities in an effort to maximize yield. Its largest sector overweights included transportation, education and health care, and the most significant underweights were in tax-backed (state and local), utilities and school districts. With regard to credit tiers, the Fund was overweight in BBB rated bonds and underweight in non-investment grade issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Total Investments[1]

County/City/Special District/School District	25%
Transportation	20
Tobacco	13
Health	13
Education	11
Housing	7
Utilities	6
Health Care	3
Corporate	2

Credit Quality Allocation[2]	Percent of Total Investments[1]

AAA/Aaa	3%
AA/Aa	15
A	15
BBB/Baa	28
BB/Ba	10
B	8
CCC/Caa	1
N/R	20

[1]	Total investments exclude short-term securities.

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

8	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Series E Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is diversified and will invest in investment grade and non-investment grade municipal bonds. Under normal circumstances, the Fund maintains an average portfolio duration that is within ±25% of the duration of the Reference Benchmark.

[2]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[3]

A customized weighted index comprised of the returns of the S&P® Municipal High-Yield Index (50%)/S&P® Municipal Bond A Rating Band Index (25%) using the returns of only those A rated bonds that have maturities greater than 5 years/S&P® Municipal Bond BBB Rating Band Index (25%) using the returns of only those BBB rated bonds that have the maturities greater than 5 years. The benchmark value used to calculate since inception return is from the close of July 31, 2014. By using this value the benchmark is using 2 extra days of performance (August 1, 2014 and August 4, 2014) compared to the Fund.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2017

		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	Since Inception[6]
Series E Portfolio	(2.64)%	2.78%	6.64%
S&P® Municipal Bond Index	(1.93)	0.55	3.10
Reference Benchmark	(1.89)	3.96	5.31	[7]

[5]	See “About Fund Performance” on page 16 for a detailed description of performance related information.

[6]	The Fund commenced operations on August 4, 2014.

[7]

The benchmark value used to calculate since inception return is from the close of July 31, 2014. By using this value the benchmark is using 2 extra days of performance (August 1, 2014 and August 4, 2014) compared to the Fund.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical[10]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[8]	Expenses Paid During the Period[9]	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[8]	Ending Account Value March 31, 2017	Expenses Paid During the Period[9]
Series E Portfolio	$1,000.00	$973.60	$0.59	$0.00	$1,000.00	$1,024.33	$0.61	$1,024.93	$0.00

[8]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.12%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[9]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	9

Fund Summary as of March 31, 2017	Series M Portfolio

Investment Objective

Series M Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended March 31, 2017, the Fund outperformed its benchmark, the Bloomberg Barclays MBS Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

The most significant positive contributors to the Fund’s performance were allocations to commercial mortgage-backed securities (“CMBS”), and selection-based strategies across 30-year agency mortgage-backed securities (“MBS”) and 15-year agency MBS. Allocations to asset-backed securities (“ABS”) and agency collateralized mortgage obligations also contributed to performance.

•	The Fund’s allocation to U.S. Treasury bonds detracted from performance as interest rates rose over the period.
•

The Fund used derivatives during the period, principally in the effort to manage certain risk exposures. The Fund’s use of U.S. Treasury futures to manage the portfolio’s interest rate risk during the period detracted from performance.

Describe recent portfolio activity.

•

The Fund increased its allocation to agency MBS during the period, while decreasing its allocation to Treasuries. The Fund continues to hold out-of-benchmark positions in securitized assets such as CMBS and ABS. The Fund’s exposure to CMBS was trimmed following a period of strong performance, while the ABS allocation was maintained throughout the period.

Describe portfolio positioning at period end.

•

Relative to the Bloomberg Barclays MBS Index, the Fund ended the period underweight overall portfolio duration (and corresponding interest rate sensitivity) relative to the benchmark. The Fund held an underweight position in agency MBS, electing to hold out-of-benchmark positions in non-MBS securitized assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]

U.S. Government Sponsored Agency Securities	96%
Non-Agency Mortgage-Backed Securities	4

Credit Quality Allocation[2]	Percent of Total Investments[1]

AAA/Aaa[3]	98%
BBB/Baa	1
N/R	1

[1]	Total investments exclude short-term securities and TBA sale commitments.

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

10	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Series M Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is non-diversified and will primarily invest its assets in investment grade commercial and residential mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent instruments, when-issued and delayed delivery securities, derivatives and dollar rolls.

[2]	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet the maturity and liquidity criteria.

Performance Summary for the Period Ended March 31, 2017

		Average Annual Total Returns[3]
	6-Month Total Returns	1 Year	5 Years	10 Years
Series M Portfolio	(1.50)%	0.51%	2.92%	4.61%
Bloomberg Barclays MBS Index	(1.51)	0.17	2.04	4.16

[3]	See “About Fund Performance” on page 16 for a detailed description of performance related information.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[4]	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[4]	Annualized Expense Ratio
Series M Portfolio	$1,000.00	$985.00	$0.00	$1,000.00	$1,024.93	$0.00	0.00%

[4]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[5]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	11

Fund Summary as of March 31, 2017	Series P Portfolio

Investment Objective

Series P Portfolio’s (the “Fund”) investment objective is to seek to provide a duration that is the inverse of its benchmark.

Effective June 1, 2016, the Bloomberg Barclays U.S. Bellwether 10 Year Swap Index was added as a secondary benchmark against which the Fund measures performance.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended March 31, 2017, the Fund outperformed both of its benchmarks, the Bloomberg Barclays U.S. Treasury 7-10 Year Bond Index and the Bloomberg Barclays U.S. Bellwether 10 Year Swap Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

As part of its strategy, the Fund engages in the selling of U.S. Treasury futures and uses interest rate swaps to achieve negative duration (i.e., the inverse effect of the benchmark index duration). As a result of this strategy, the Fund receives and holds cash as collateral for these transactions. The use and cost of derivatives will result in a negative contribution to returns when interest rates fall; however, the Fund’s strategy is designed to offset these costs by holding shares of BlackRock Allocation Target Shares: Series S Portfolio (“Series S Portfolio”), a short-term proprietary fund. The use of derivatives is necessary to achieve the Fund’s objective and should therefore be evaluated in a portfolio context and not as a standalone strategy. The Fund’s use of derivatives to facilitate an inverse exposure to the 7- to 10-year part of the U.S. Treasury yield curve contributed to results given that yields rose.

•

The Fund’s allocation to Series S Portfolio contributed to performance. Series S Portfolio generated positive returns from its allocations to structured products, including asset-backed securities (“ABS”) and commercial mortgage-backed securities. Its positions in agency mortgage-backed securities (“MBS”) and corporate bonds also contributed positively to performance.

Describe recent portfolio activity.

•

The Fund actively managed interest rate risk on the 7- to 10-year part of the yield curve by using derivatives as described above. The Fund maintained its allocation to Series S Portfolio, a short-term proprietary fund, in order to offset the cost of the derivatives.

•

During the first half of the reporting period, Series S Portfolio added exposure to non-agency adjustable-rate mortgages and collateralized mortgage obligations to capitalize on their attractive valuations and above-average yields. Series S Portfolio’s theme of favoring higher-yielding investments remained constant throughout this portion of the period. Accordingly, it maintained overweights in spread sectors and an underweight in sovereign bonds.

•

In the second half of the period, Series S Portfolio retained its overall exposure to credit risk but rotated the portfolio in response to an environment of improving economic growth and rising inflation. Accordingly, Series S Portfolio slightly reduced its allocation to ABS and increased its positions in investment-grade corporates and agency MBS.

Describe portfolio positioning at period end.

•	The Fund held positions in U.S Treasury futures, interest rate swaps, Series S Portfolio and the Bank of New York Cash Reserve money market fund.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Net Assets

Fixed Income Funds	30%
Other Assets Less Liabilities	70

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Allocation Target Shares: Series S Portfolio	100%

12	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Series P Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is non-diversified and may invest in a portfolio of securities and other financial instruments, including derivative instruments, in an attempt to provide returns that are the inverse of its benchmark index.

[2]

An unmanaged index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 7 and 10 years, are non-convertible, are denominated in U.S. dollars, are rated Baa3 (or better) by Moody’s or BBB- (or better) by S&P, are fixed rate, and have more than $250 million par outstanding.

[3]	Provides total returns for swaps with varying maturities. For example, the 10-year swap index measures the total return of investing in 10-year par swaps over time.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2017

	6-Month Total Returns	Average Annual Total Returns[5]
		1 Year	Since Inception[6]
Series P Portfolio	6.11%	4.80%	(1.58)%
Bloomberg Barclays U.S. Treasury 7-10 Year Bond Index	(4.67)	(2.54)	1.66
Bloomberg Barclays U.S. Bellwether 10 Year Swap Index	(7.03)	(4.57)	2.09

[5]	See “About Fund Performance” on page 16 for a detailed description of performance related information.

[6]	The Fund commenced operations on March 20, 2013.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[7]	Annualized Expense Ratio
Series P Portfolio	$1,000.00	$1,061.10	$0.00	$1,000.00	$1,024.93	$0.00	0.00%

[7]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio. BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	13

Fund Summary as of March 31, 2017	Series S Portfolio

Investment Objective

Series S Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended March 31, 2017, the Fund outperformed its benchmark, the BofA Merrill Lynch 1-3 Year U.S. Treasury Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

The Fund’s duration positioning and overweight position in investment-grade corporate bonds were the primary contributors to performance. (Duration is a measure of interest rate sensitivity.) Allocations to commercial mortgage-backed securities and asset-backed securities (“ABS”) also contributed positively.

•

As part of its investment strategy, the Fund held derivatives during the period. Interest rate derivatives are used primarily as a means of managing the portfolio’s duration risk (sensitivity to interest rate movements). The Fund may also use credit default swaps against individual securities or broad indices to manage credit risk in the portfolio. Credit default swaps against indices also help manage market risk. In addition, the Fund may trade foreign currency exchange contracts or use foreign currency derivatives to manage currency risk in the portfolio. The use of derivatives contributed to Fund returns, as the duration strategies rose in value given that interest rates increased throughout the reporting period.

Describe recent portfolio activity.

•

During the first half of the reporting period, the Fund added exposure to non-agency adjustable rate mortgages and collateralized mortgage obligations to capitalize on their attractive valuations and above-average yields. The investment adviser’s theme of favoring higher-yielding investments remained constant throughout this portion of the period. Accordingly, the Fund maintained overweight positions in spread sectors and an underweight in sovereign bonds.

•

In the second half of the period, the investment adviser retained the Fund’s overall exposure to credit risk but rotated the portfolio in response to an environment of improving economic growth and rising inflation. Accordingly, the Fund slightly reduced its allocation to ABS and increased its positions in investment-grade corporates and agency mortgage-backed securities (“MBS”).

Describe portfolio positioning at period end.

•

The Fund was positioned with duration slightly below that of its benchmark. The Fund finished the period with overweights in ABS, agency MBS and U.S. investment-grade corporates. Conversely, the Fund was underweight in non-U.S. sovereign debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]

Corporate Bonds	42%
Asset-Backed Securities	27
U.S. Government Sponsored Agency Securities	19
Non-Agency Mortgage-Backed Securities	12

Credit Quality Allocation[2]	Percent of Total Investments[1]

AAA/Aaa[3]	52%
AA/Aa	6
A	21
BBB/Baa	21

[1]	Total investments exclude short-term securities, options purchased and options written.

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

14	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Series S Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is non-diversified and will primarily invest its assets in investment grade fixed-income securities, such as commercial and residential mortgage-backed securities, obligations of non-U.S. governments and supranational organizations, which are chartered to promote economic development, obligations of domestic and non-U.S. corporations, asset-backed securities, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements, reverse repurchase agreements and dollar rolls.

[2]	An unmanaged index comprised of Treasury securities with maturities ranging from one to three years.

Performance Summary for the Period Ended March 31, 2017

		Average Annual Total Returns[3]
	6 Months Total Returns	1 Year	5 Years	10 Years
Series S Portfolio	1.06%	3.21%	2.46%	3.73%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	(0.17)	0.25	0.64	2.00

[3]	See “About Fund Performance” on page 16 for a detailed description of performance related information.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical[6]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[4]	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[4]	Ending Account Value March 31, 2017	Expenses Paid During the Period[5]
Series S Portfolio	$1,000.00	$1,010.60	$2.01	$0.00	$1,000.00	$1,022.94	$2.02	$1,024.93	$0.00

[4]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.40%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[5]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	15

About Fund Performance

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Fund. The Funds’ returns would have been lower if there were no such waivers and reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses and (b) operating expenses, including administration fees and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2016 and held through March 31, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

16	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

Series E Portfolio may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, the Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Fund with economic benefits in periods of declining short-term interest rates, but expose the Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	17

Schedule of Investments March 31, 2017	Series A Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
AIMCO CLO, Series 2015-AA, Class E, 8.84%, 1/15/28 (a)(b)	$1,000	$1,015,984
Ajax Mortgage Loan Trust:
Series 2016-1, Class A, 4.25%, 7/25/47 (a)(c)	288	284,823
Series 2016-B, Class A, 4.00%, 9/25/65 (a)(c)	159	158,251
Allegro CLO II Ltd.:
Series 2014-1A, Class A1R, 2.33%, 1/18/29 (a)(b)	1,000	1,000,230
Series 2014-1A, Class CR, 4.77%, 1/21/27 (a)(b)	250	250,000
ALM VII Ltd., Series 2012-7A, Class A1R, 2.50%, 10/15/28 (a)(b)	1,000	1,004,494
ALM X Ltd., Series 2013-10A, Class C, 4.32%, 1/15/25 (a)(b)	250	250,360
ALM XII Ltd., Series 2015-12A, Class D, 6.52%, 4/16/27 (a)(b)	500	498,113
American Express Credit Account Master Trust, Series 2014-3, Class A 1.49%, 4/15/20	5,000	5,005,211
AMMC CLO IX Ltd., Series 2011-9A, Class ER, 8.67%, 1/15/22 (a)(b)	250	250,506
Anchorage Capital CLO 3 Ltd., Series 2014-3A, Class BR, 3.69%, 4/28/26 (a)(b)	500	501,375
Anchorage Capital CLO 8 Ltd., Series 2016-8A, Class D, 5.24%, 7/28/28 (a)(b)	250	252,005
Apidos CLO XIX, Series 2014-19A, Class A1R, 2.23%, 10/17/26 (a)(b)	1,000	1,000,866
Apidos CLO XXII, Series 2015-22A, Class D, 7.03%, 10/20/27 (a)(b)	500	493,650
Apidos CLO XXIII, Series 2015-23A, Class D2, 6.97%, 1/14/27 (a)(b)	500	505,725
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, 2.47%, 9/15/26 (a)(b)	190	190,000
Ares XXV CLO Ltd.:
Series 2012-3A, Class BR, 2.77%, 1/17/24 (a)(b)	1,000	999,944
Series 2012-3A, Class CR, 3.52%, 1/17/24 (a)(b)	500	501,522
Ares XXXIII CLO Ltd.:
Series 2015-1A, Class CR, 5.30%, 12/05/25 (a)(b)	250	252,846
Series 2015-1A, Class D, 7.33%, 12/05/25 (a)(b)	500	501,643
Ares XXXIV CLO Ltd., Series 2015-2A, Class E2, 6.24%, 7/29/26 (a)(b)	500	483,051
Ares XXXIX CLO Ltd., Series 2016-39A, Class E, 8.27%, 7/18/28 (a)(b)	250	254,259
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, 1.46%, 5/25/35 (b)	84	67,239
Atrium IX, Series 9A, Class D, 4.55%, 2/28/24 (a)(b)	750	750,055
Atrium VIII, Series 8A, Class DR, 5.04%, 10/23/24 (a)(b)	325	326,634

Asset-Backed Securities	Par (000)	Value
Atrium X, Series 10A, Class E 5.52%, 7/16/25 (a)(b)	$650	$635,943
BA Credit Card Trust, Series 2015-A2, Class A 1.36%, 9/15/20	5,000	4,994,899
Babson CLO Ltd., Series 2016-1A, Class E, 7.59%, 4/23/27 (a)(b)	250	253,124
Ballyrock CLO LLC, Series 2014-1A, Class CR, 0.00%, 10/20/26 (a)(b)	1,750	1,750,000
Battalion CLO IV Ltd., Series 2013-4A, Class A1R, 0.00%, 10/22/25 (a)(b)	1,000	1,000,000
Battalion CLO Ltd., Series 2007-1A, Class C, 1.82%, 7/14/22 (a)(b)	250	250,284
Bayview Financial Revolving Asset Trust:
Series 2005-E, Class A1, 1.78%, 12/28/40 (a)(b)	4,072	3,400,849
Series 2005-E, Class A2A 1.91%, 12/28/40 (a)(b)	2,848	2,470,516
BCMSC Trust, Series 1999-A, Class M1, 6.79%, 3/15/29 (b)	656	556,499
Bear Stearns Asset-Backed Securities I Trust:
Series 2007-HE2, Class 23A, 1.12%, 3/25/37 (b)	175	137,754
Series 2007-HE3, Class 1A4, 1.33%, 4/25/37 (b)	332	208,710
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, 2.18%, 1/25/36 (b)	453	433,123
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1R, 2.23%, 1/20/29 (a)(b)	500	503,434
BlueMountain CLO Ltd.:
Series 2013-2A, Class A, 2.24%, 1/22/25 (a)(b)	1,000	1,000,917
Series 2015-1A, Class D, 6.47%, 4/13/27 (a)(b)	250	248,393
Series 2015-2A, Class E, 6.37%, 7/18/27 (a)(b)	250	242,357
Canyon Capital CLO Ltd.:
Series 2006-1A, Class A1, 1.21%, 12/15/20 (a)(b)	197	195,881
Series 2006-1A, Class C, 1.83%, 12/15/20 (a)(b)	250	247,687
Capital One Multi-Asset Execution Trust, Series 2015-A1, Class A1, 1.39%, 1/15/21	5,000	4,997,743
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-2A, Class B1R, 3.13%, 7/20/23 (a)(b)	250	250,987
Series 2012-3A, Class CR, 5.12%, 10/14/28 (a)(b)	500	503,019
Series 2012-4A, Class AR, 2.48%, 1/20/29 (a)(b)	935	939,820
Series 2013-3A, Class B, 3.67%, 7/15/25 (a)(b)	250	250,783
Series 2013-3A, Class C, 4.42%, 7/15/25 (a)(b)	250	250,638

Portfolio Abbreviations
ABS	Asset-Backed Security	IDA	Industrial Development Authority
AGM	Assured Guaranty Municipal Corp.	LIBOR	London Interbank Offered Rate
AMT	Alternative Minimum Tax (subject to)	OTC	Over-the-counter
BAN	Bond Anticipation Notes	RB	Revenue Bonds
CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
EDA	Economic Development Authority	S&P	Standard & Poor’s
GO	General Obligation Bonds	TBA	To-be-announced

See Notes to Financial Statements.

18	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Schedule of Investments (continued)	Series A Portfolio

Asset-Backed Securities	Par (000)	Value
Series 2014-1A, Class CR, 3.77%, 4/17/25 (a)(b)	$500	$502,179
Series 2014-3A, Class C1R, 4.31%, 7/27/26 (a)(b)	1,000	999,298
Series 2014-3A, Class D2R 6.79%, 7/17/26 (a)(b)	500	500,000
Series 2014-5A, Class A1R, 0.00%, 10/16/25 (a)(b)	1,000	1,000,000
Series 2015-4A, Class D, 7.13%, 10/20/27 (a)(b)	500	502,571
Series 2015-4A, Class SBB1, 9.53%, 10/20/27 (a)	171	175,531
Series 2016-1A, Class D, 8.63%, 4/20/27 (a)(b)	250	253,221
Carrington Mortgage Loan Trust:
Series 2006-FRE2, Class A2, 1.10%, 10/25/36 (b)	353	231,344
Series 2006-FRE2, Class A3, 1.14%, 10/25/36 (b)	187	123,321
Series 2006-FRE2, Class A4, 1.23%, 10/25/36 (b)	2,879	1,918,422
Series 2006-NC2, Class A3, 1.13%, 6/25/36 (b)	882	837,174
Series 2006-NC3, Class A4, 1.22%, 8/25/36 (b)	630	384,799
Series 2006-NC4, Class A3, 0.94%, 10/25/36 (b)	100	72,933
C-BASS Trust:
Series 2006-CB9, Class A2, 1.09%, 11/25/36 (b)	67	38,799
Series 2006-CB9, Class A4, 1.21%, 11/25/36 (b)	18	10,419
Series 2007-CB1, Class AF2, 3.85%, 1/25/37 (c)	333	144,177
Series 2007-CB5, Class A2, 1.15%, 4/25/37 (b)	69	51,293
Chase Issuance Trust, Series 2015-A5, Class A5 1.36%, 4/15/20	4,708	4,703,196
CIFC Funding Ltd.:
Series 2012-3A, Class A3R, 3.74%, 1/29/25 (a)(b)	250	250,614
Series 2014-3A, Class C1, 3.84%, 7/22/26 (a)(b)	250	251,087
Series 2014-4A, Class A1R, 2.38%, 10/17/26 (a)(b)	500	501,716
Series 2014-5A, Class CR, 3.72%, 1/17/27 (a)(b)	750	753,530
Series 2016-1A, Class E, 7.72%, 10/21/28 (a)(b)	500	505,822
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 9/01/29	2,493	1,451,329
Series 2000-4, Class A6, 8.31%, 5/01/32 (b)	2,474	1,406,120
Conseco Financial Corp.:
Series 1996-10, Class B1, 7.24%, 11/15/28 (b)	64	48,965
Series 1998-4, Class M1, 6.83%, 4/01/30 (b)	628	537,147
Series 1998-8, Class M1, 6.98%, 9/01/30 (b)	1,236	1,011,381
Countrywide Asset-Backed Certificates:
Series 2006-11, Class 3AV2, 1.14%, 9/25/46 (b)	20	18,619
Series 2007-S3, Class A3, 1.16%, 5/25/37 (b)	198	162,520

Asset-Backed Securities	Par (000)	Value
Countrywide Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, 1.18%, 3/15/34 (b)	$85	$68,251
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-CB2, Class AF4, 3.46%, 12/25/36 (c)	29	21,119
Series 2006-MH1, Class B1, 6.25%, 10/25/36 (a)(c)	2,900	3,011,073
Series 2006-SL1, Class A3, 1.20%, 9/25/36 (a)(b)	6,983	1,351,897
Series 2007-RP1, Class A, 1.29%, 5/25/46 (a)(b)	93	76,613
CWHEQ Home Equity Loan Trust, Series 2006-S2, Class A3, 5.84%, 7/25/27	950	1,093,852
CWHEQ Revolving Home Equity Loan Resuritization Trust:
Series 2006-RES, Class 4Q1B, 1.21%, 12/15/33 (a)(b)	64	55,736
Series 2006-RES, Class 5B1B, 1.10%, 5/15/35 (a)(b)	26	21,888
CWHEQ Revolving Home Equity Loan Trust, Series 2006-G, Class 2A, 0.92%, 10/15/36 (b)	658	570,096
Discover Card Execution Note Trust, Series 2007-A1, Class A1 5.65%, 3/16/20	4,886	4,979,778
Dryden XXXI Senior Loan Fund, Series 2014-31A, Class AR, 0.00%, 4/18/26 (a)(b)	1,000	1,000,000
Enterprise Fleet Financing LLC, Series 2017-1, Class A3, 2.60%, 7/20/22 (a)	220	219,310
First Franklin Mortgage Loan Trust, Series 2006-FF5, Class 2A3, 1.14%, 4/25/36 (b)	73	66,035
Flatiron CLO Ltd., Series 2012-1A, Class BR, 3.54%, 10/25/21 (a)(b)	1,000	1,000,041
Galaxy XVI CLO Ltd., Series 2013-16A, Class CR, 3.40%, 11/16/25 (a)(b)	1,500	1,499,250
Galaxy XXI CLO Ltd., Series 2015-21A, Class E2, 7.53%, 1/20/28 (a)(b)	500	497,504
GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-2, Class A2C, 1.23%, 12/25/35 (b)	38	36,469
GMACM Home Equity Loan Trust, Series 2006-HE1, Class A, 1.19%, 11/25/36 (b)	810	803,257
GoldenTree Loan Opportunities VIII Ltd., Series 2014-8A, Class AR, 2.24%, 4/19/26 (a)(b)	1,000	999,985
GSAA Trust, Series 2007-2, Class AF3, 5.92%, 3/25/37 (b)	32	14,136
GSAMP Trust, Series 2006-FM2, Class A2B, 1.10%, 9/25/36 (b)	172	78,931
Highbridge Loan Management Ltd., Series 2015-7A, Class E, 6.79%, 11/15/26 (a)(b)	500	498,806
Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-A, Class M2, 2.80%, 7/25/34 (b)	41	38,512
HPS Loan Management Ltd., Series 10A-16, Class C, 4.58%, 1/20/28 (a)(b)	500	502,205
Invitation Homes Trust:
Series 2014-SFR2, Class C, 2.97%, 9/17/31 (a)(b)	500	500,492
Series 2014-SFR2, Class E, 4.35%, 9/17/31 (a)(b)	100	100,193

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	19

Schedule of Investments (continued)	Series A Portfolio

Asset-Backed Securities	Par (000)	Value
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A3A, 5.83%, 7/25/36 (c)	$1,787	$1,025,483
LCM XV LP, Series 15A, Class C, 4.15%, 8/25/24 (a)(b)	250	250,966
LCM XVIII LP, Series 18A, Class B1, 3.33%, 4/20/27 (a)(b)	500	499,958
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M2, 7.17%, 4/15/40 (b)	2,299	1,579,967
Series 2002-A, Class C, 0.00%, 6/15/33 (b)	1,168	866,453
Long Beach Mortgage Loan Trust:
Series 2006-2, Class 2A3, 1.17%, 3/25/46 (b)	548	255,369
Series 2006-2, Class 2A4, 1.27%, 3/25/46 (b)	105	49,986
Series 2006-4, Class 2A4, 1.24%, 5/25/36 (b)	18	8,963
Series 2006-9, Class 2A3, 1.14%, 10/25/36 (b)	18	7,742
Madison Park Funding XI Ltd., Series 2013-11A, Class A1B, 2.49%, 10/23/25 (a)(b)	1,000	1,004,141
Madison Park Funding XV Ltd., Series 2014-15A, Class CR, 4.49%, 1/27/26 (a)(b)	1,000	1,001,154
Madison Park Funding XX Ltd., Series 2016-20A, Class E, 8.44%, 4/27/27 (a)(b)	250	253,943
MASTR Asset-Backed Securities Trust:
Series 2006-AM2, Class A4, 1.24%, 6/25/36 (a)(b)	500	335,076
Series 2007-HE1, Class A4, 1.26%, 5/25/37 (b)	83	50,591
MASTR Specialized Loan Trust, Series 2006-3, Class A, 1.24%, 6/25/46 (a)(b)	39	34,163
MERIT Securities Corp., Series 13, Class M2, 7.82%, 12/28/33 (c)	1,780	1,245,044
Merrill Lynch Mortgage Investors Trust, Series 2006-OPT1, Class M1, 1.24%, 8/25/37 (b)	2,703	824,980
Morgan Stanley IXIS Real Estate Capital Trust:
Series 2006-2, Class A2, 1.09%, 11/25/36 (b)	66	31,746
Series 2006-2, Class AFPT, 1.05%, 11/25/36 (b)	2,318	1,103,353
Mountain Hawk I CLO Ltd., Series 2013-1A, Class B1, 3.21%, 1/20/24 (a)(b)	500	499,090
Navient Private Education Loan Trust, Series 2016-AA, Class A2B, 2.92%, 12/15/45 (a)(b)	600	623,824
Neuberger Berman CLO XIII Ltd.:
Series 2012-13A, Class B, 3.34%, 1/23/24 (a)(b)	500	499,892
Series 2012-13A, Class D, 5.54%, 1/23/24 (a)(b)	500	501,248
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, 1.38%, 10/25/36 (a)(b)	993	905,977
Oak Hill Credit Partners IX Ltd., Series 2013-9A, Class DR, 1.40%, 10/20/25 (a)(b)	750	750,000
Oak Hill Credit Partners X Ltd., Series 2014-10A, Class DR, 4.20%, 7/20/26 (a)(b)	1,000	1,000,000
Oakwood Mortgage Investors, Inc., Series 2001-D, Class A2, 5.26%, 1/15/19 (b)	51	40,538
OCP CLO Ltd.:
Series 2014-7A, Class A1A, 2.63%, 10/20/26 (a)(b)	470	471,401

Asset-Backed Securities	Par (000)	Value
Series 2016-12A, Class A1, 2.46%, 10/18/28 (a)(b)	$1,000	$1,007,077
Series 2016-12A, Class C, 5.04%, 10/18/28 (a)(b)	1,000	1,013,933
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class C, 5.02%, 1/15/24 (a)(b)	500	502,956
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A2R, 2.72%, 10/25/25 (a)(b)	250	250,125
Octagon Investment Partners XVIII Ltd., Series 2013-1A, Class CR, 4.44%, 12/16/24 (a)(b)	250	250,550
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class D, 7.64%, 11/14/26 (a)(b)	250	252,937
OFSI Fund VI Ltd., Series 2014-6A, Class A2, 2.92%, 3/20/25 (a)(b)	1,500	1,496,058
OHA Credit Partners XI Ltd., Series 2015-11A, Class E, 7.73%, 10/20/28 (a)(b)	500	499,384
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)	148	147,837
Series 2014-1A, Class B, 3.24%, 6/18/24 (a)	1,000	1,001,821
Series 2014-2A, Class A, 2.47%, 9/18/24 (a)	213	213,135
Series 2014-2A, Class B, 3.02%, 9/18/24 (a)	1,000	998,223
Series 2014-2A, Class C, 4.33%, 9/18/24 (a)	100	100,228
Series 2014-2A, Class D, 5.31%, 9/18/24 (a)	2,000	2,016,626
Series 2015-1A, Class A, 3.19%, 3/18/26 (a)	2,000	2,021,151
Series 2015-2A, Class A, 2.57%, 7/18/25 (a)	3,000	3,006,071
Series 2015-2A, Class C, 4.32%, 7/18/25 (a)	2,000	1,996,638
Series 2015-2A, Class D, 5.64%, 7/18/25 (a)	1,000	1,004,585
Series 2015-3A, Class D, 6.94%, 11/20/28 (a)	1,000	996,965
Series 2016-1A, Class A, 3.66%, 2/20/29 (a)	2,000	2,035,785
Series 2016-1A, Class B 4.57%, 2/20/29 (a)	3,000	3,063,734
Series 2016-2A, Class A, 4.10%, 3/20/28 (a)	3,000	3,072,238
OZLM Funding II Ltd.:
Series 2012-2A, Class A1R, 2.48%, 10/30/27 (a)(b)	1,000	1,000,202
Series 2012-2A, Class DR, 8.19%, 10/30/27 (a)(b)	500	504,150
OZLM Funding III Ltd., Series 2013-3A, Class BR, 4.04%, 1/22/29 (a)(b)	500	502,211
OZLM Funding V Ltd., Series 2013-5A, Class BR, 3.49%, 1/17/26 (a)(b)	1,500	1,500,000
OZLM IX Ltd., Series 2014-9A, Class CR, 4.38%, 1/20/27 (a)(b)	1,500	1,501,585
OZLM VI Ltd., Series 2014-6A, Class BR, 3.60%, 4/17/26 (a)(b)	250	251,108
OZLM VII Ltd.:
Series 2014-7A, Class A2A, 3.07%, 7/17/26 (a)(b)	1,600	1,600,048
Series 2014-7A, Class B1R, 0.00%, 7/17/26 (a)(b)	750	750,000
OZLM XIV Ltd., Series 2015-14A, Class D, 7.37%, 1/15/29 (a)(b)	500	500,293

See Notes to Financial Statements.

20	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Schedule of Investments (continued)	Series A Portfolio

Asset-Backed Securities	Par (000)		Value
OZLM XV Ltd., Series 2016-15A, Class A1, 2.41%, 1/20/29 (a)(b)	$500		$502,354
Palmer Square CLO Ltd.:
Series 2013-2A, Class BR, 0.00%, 10/17/27 (a)(b)	1,000		1,000,000
Series 2014-1A, Class CR, 5.02%, 1/17/27 (a)(b)	400		402,743
Palmer Square Loan Funding Ltd.:
Series 2016-2A, Class A2, 3.14%, 6/21/24 (a)(b)	500		500,717
Series 2016-2A, Class B, 4.19%, 6/21/24 (a)(b)	250		251,589
Series 2016-2A, Class C, 5.34%, 6/21/24 (a)(b)	250		251,974
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class D, 8.05%, 8/23/28 (a)(b)	500		500,894
Preston Ridge Partners Mortgage LLC, Series 2017-1A, Class A1, 4.25%, 1/25/22 (a)(c)	965		964,827
Pretium Mortgage Credit Partners I LLC, Series 2016-NPL6, Class A1, 3.50%, 10/27/31 (a)(c)	351		351,507
Progress Residential Trust:
Series 2016-SFR1, Class E, 4.79%, 9/17/33 (a)(b)	150		153,332
Series 2016-SFR2, Class A, 2.34%, 1/17/34 (a)(b)	500		504,522
Series 2016-SFR2, Class E, 4.49%, 1/17/34 (a)(b)	200		203,018
Race Point IX CLO Ltd., Series 2015-9A, Class A1, 2.53%, 4/15/27 (a)(b)	250		250,427
Regatta V Funding Ltd., Series 2014-1A, Class BR, 0.00%, 10/25/26 (a)(b)	250		250,000
Santander Drive Auto Receivables Trust, Series 2012-AA, Class Cert, 0.00%, 12/16/19 (a)	—	(d)	912,500
Seneca Park CLO Ltd., Series 2014-1A, Class D, 4.52%, 7/17/26 (a)(b)	250		250,007
Shackleton II CLO Ltd., Series 2012-2A, Class B1R, 2.88%, 10/20/23 (a)(b)	1,000		996,418
SLM Private Credit Student Loan Trust:
Series 2006-A, Class A4, 1.32%, 12/15/23 (b)	135		134,339
Series 2007-A, Class A2, 1.25%, 9/15/25 (b)	16		15,468
SMB Private Education Loan Trust:
Series 2015-C, Class B, 3.50%, 9/15/43 (a)	1,995		1,956,432
Series 2015-C, Class C, 4.50%, 9/17/46 (a)	1,000		1,000,522
Series 2017-A, Class A2A, 2.88%, 9/15/34 (a)	2,550		2,542,937
Sound Point CLO IV Ltd., Series 2013-3A, Class D, 4.54%, 1/21/26 (a)(b)	500		501,108
Sound Point CLO V Ltd., Series 2014-1A, Class E, 5.27%, 4/18/26 (a)(b)	1,000		946,078
Sound Point CLO VI Ltd., Series 2014-2A, Class A1, 2.39%, 10/20/26 (a)(b)	1,000		1,001,227
Sound Point CLO VII Ltd., Series 2014-3A, Class AR, 2.32%, 1/23/27 (a)(b)	250		250,625
Sound Point CLO X Ltd., Series 2015-3A, Class E, 7.78%, 1/20/28 (a)(b)	750		753,843
Sound Point CLO XI Ltd.:
Series 2016-1A, Class A, 2.68%, 7/20/28 (a)(b)	250		251,920
Series 2016-1A, Class E, 7.98%, 7/20/28 (a)(b)	500		506,240

Asset-Backed Securities	Par (000)	Value
Sound Point CLO XII Ltd., Series 2016-2A, Class A, 2.69%, 10/20/28 (a)(b)	$250	$251,450
Sound Point CLO XV Ltd.:
Series 2017-1A, Class A, 2.43%, 1/23/29 (a)(b)	1,500	1,503,000
Series 2017-A1, Class E, 6.84%, 1/23/29 (a)(b)	1,000	950,000
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, 1.78%, 1/25/35 (b)	520	493,104
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 4/25/29 (a)	2,338	2,352,375
Springleaf Funding Trust:
Series 2015-AA, Class A, 3.16%, 11/15/24 (a)	2,000	2,018,957
Series 2015-AA, Class B, 3.62%, 11/15/24 (a)	250	249,709
Series 2015-AA, Class D, 6.31%, 11/15/24 (a)	1,000	1,010,248
Stanwich Mortgage Loan Co. LLC, Series 2016-NPL2, Class NOTE, 3.72%, 8/16/46 (a)(c)	1,092	1,086,307
Symphony CLO XI Ltd., Series 2013-11A, Class D, 5.02%, 1/17/25 (a)(b)	500	502,327
Thacher Park CLO Ltd., Series 2014-1A, Class D1R, 5.26%, 10/20/26 (a)(b)	1,000	1,000,000
THL Credit Wind River CLO Ltd., Series 2013-2A, Class A1, 2.47%, 1/18/26 (a)(b)	250	250,645
U.S. Residential Opportunity Fund II Trust:
Series 2016-1II, Class A, 3.47%, 7/27/36 (a)(c)	93	92,112
Series 2016-2II, Class A, 3.47%, 8/27/36 (a)(c)	313	310,735
Series 2016-3II, Class A, 3.60%, 10/27/36 (a)(c)	896	891,340
U.S. Residential Opportunity Fund III Trust:
Series 2016-1III, Class A, 3.47%, 7/27/36 (a)(c)	91	90,774
Series 2016-2III, Class A, 3.47%, 8/27/36 (a)(c)	827	821,427
Series 2016-3III, Class A, 3.60%, 10/27/36 (a)(c)	1,941	1,930,143
U.S. Residential Opportunity Fund IV Trust:
Series 2016-1IV, Class A, 3.47%, 7/27/36 (a)(c)	657	658,544
Series 2016-2IV, Class A, 3.47%, 8/27/36 (a)(c)	525	522,083
Series 2016-3IV, Class A, 3.60%, 10/27/36 (a)(b)	967	971,925
Venture X CLO Ltd., Series 2012-10A, Class BR, 2.86%, 7/20/22 (a)(b)	500	500,756
Venture XVI CLO Ltd., Series 2014-16A, Class A2L, 3.02%, 4/15/26 (a)(b)	250	249,993
Venture XVII CLO Ltd., Series 2014-17A, Class B1, 3.12%, 7/15/26 (a)(b)	250	250,564
Venture XXII CLO Ltd., Series 2015-22A, Class E, 7.77%, 1/15/28 (a)(b)	500	498,880
Venture XXVI CLO Ltd., Series 2017-26A, Class D, 5.29%, 1/20/29 (a)(b)	500	501,250
Vibrant CLO IV Ltd., Series 2016-4A, Class D, 5.53%, 7/20/28 (a)(b)	1,000	1,009,815
Vibrant CLO V Ltd., Series 2016-5A, Class A, 2.55%, 1/20/29 (a)(b)	500	502,177
VOLT XLVI LLC, Series 2016-NPL6, Class A1, 3.84%, 6/25/46 (a)(c)	532	533,314
Voya CLO Ltd., Series 2012-3A, Class BR, 2.97%, 10/15/22 (a)(b)	250	250,380

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	21

Schedule of Investments (continued)	Series A Portfolio

Asset-Backed Securities	Par (000)	Value
Washington Mutual Asset-Backed Certificates:
Series 2006-HE4, Class 2A2, 1.16%, 9/25/36 (b)	$308	$145,045
Series 2006-HE5, Class 1A, 1.14%, 10/25/36 (b)	127	96,792
Wellfleet CLO Ltd., Series 2017-1A, Class A1, 0.00%, 4/20/29 (a)(b)	1,500	1,500,000
World Financial Network Credit Card Master Trust, Series 2012-C, Class C, 4.55%, 8/15/22	460	470,626
York CLO 1 Ltd., Series 2014-1A, Class D, 5.14%, 1/22/27 (a)(b)	1,000	999,882
Total Asset-Backed Securities — 54.2%		175,328,051

Corporate Bonds
Banks — 0.1%
Washington Mutual Bank:
0.00% (e)(f)(g)	500	110,625
0.00% (e)(f)(g)	250	55,313
Total Corporate Bonds — 0.1%		165,938

Floating Rate Loan Interests (b)
Equity Real Estate Investment Trusts (REITs) — 0.3%
JAX MEZZ LLC, Mezzanine Loan, 6.34%, 10/04/21	1,000	993,500

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 7.9%
Ajax Mortgage Loan Trust:
Series 2015-C, Class A, 3.88%, 3/25/57 (a)(c)	388	379,383
Series 2016-A, Class A, 4.25%, 8/25/64 (a)(c)	409	410,925
American Home Mortgage Assets Trust:
Series 2006-4, Class 1A12, 1.19%, 10/25/46 (b)	186	122,632
Series 2006-5, Class A1, 1.56%, 11/25/46 (b)	1,303	665,478
Series 2007-1, Class A1, 1.34%, 2/25/47 (b)	52	29,974
Angel Oak Mortgage Trust I LLC, Series 2016-1, Class A1, 3.50%, 7/25/46 (a)(c)	128	128,158
APS Resecuritization Trust:
Series 2016-3, Class 3A, 3.62%, 9/27/46 (a)(b)	727	728,494
Series 2016-3, Class 4A, 3.37%, 4/27/47 (a)(b)	215	215,083
Banc of America Funding Trust, Series 2016-R2, Class 1A1, 4.70%, 5/01/33 (a)(b)	491	493,784
Bear Stearns ALT-A Trust II, Series 2007-1, Class 1A1, 3.23%, 9/25/47 (b)	257	181,427
Bear Stearns Asset-Backed Securities I Trust, Series 2006-AC1, Class 1A2, 6.25%, 2/25/36 (c)	294	223,933

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Collateralized Mortgage Obligations (continued)
Bear Stearns Mortgage Funding Trust:
Series 2007-AR2, Class A1, 1.15%, 3/25/37 (b)	$596	$490,427
Series 2007-AR4, Class 2A1, 0.99%, 6/25/37 (b)	53	44,298
CHL Mortgage Pass-Through Trust, Series 2005-J2, Class 2A4, 2.38%, 8/25/35 (b)	2,206	1,936,648
Countrywide Alternative Loan Trust:
Series 2005-72, Class A3, 1.08%, 1/25/36 (b)	861	748,645
Series 2005-76, Class 2A1, 1.64%, 2/25/36 (b)	1,080	957,367
Series 2007-9T1, Class 1A1, 6.00%, 5/25/37	338	240,501
Series 2007-OA2, Class 1A1, 1.48%, 3/25/47 (b)	497	344,484
Credit Suisse Commercial Mortgage Trust, Series 2014-9R, Class 9A1, 0.89%, 8/27/36 (a)(b)	218	170,151
Deephaven Residential Mortgage Trust, Series 2016-1A, Class A1, 4.00%, 7/25/46 (a)	192	192,969
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB3, Class A8, 6.36%, 7/25/36 (b)	48	39,126
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 2.64%, 3/25/36 (b)	41	34,463
GSMPS Mortgage Loan Trust:
Series 2005-RP2, Class 1AF, 1.33%, 3/25/35 (a)(b)	119	105,358
Series 2006-RP1, Class 1AF1, 1.33%, 1/25/36 (a)(b)	91	75,887
Lehman XS Trust, Series 2007-20N, Class A1, 2.13%, 12/25/37 (b)	82	67,959
LSTAR Commercial Mortgage Trust, Series 2016-7, Class A1, 2.78%, 12/01/21 (a)(b)	1,063	1,053,448
LSTAR Securities Investment Ltd.:
Series 2016-2, Class A, 2.78%, 3/01/21 (a)(b)	519	516,805
Series 2016-3, Class A, 2.78%, 9/01/21 (a)(b)	2,022	1,996,118
Series 2017-1, Class A, 2.78%, 1/01/22 (a)(b)	940	937,531
Series 2017-2, Class A1, 2.78%, 2/01/22 (a)(b)	2,463	2,432,617
LSTAR Securities Investment Trust, Series 2016-5, Class A1, 2.78%, 11/01/21 (a)(b)	858	859,509
MASTR Reperforming Loan Trust, Series 2006-2, Class 1A1, 4.48%, 5/25/36 (a)(b)	2,246	2,070,599
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 1.11%, 4/16/36 (a)(b)	488	403,758
Nomura Resecuritization Trust, Series 2014-3R, Class 3A9, 2.30%, 11/26/35 (a)(b)	100	89,878
RALI Series Trust, Series 2006-QO6, Class A2, 1.21%, 6/25/46 (b)	5,354	2,318,463

See Notes to Financial Statements.

22	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Schedule of Investments (continued)	Series A Portfolio

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Collateralized Mortgage Obligations (continued)
Reperforming Loan REMIC Trust:
Series 2005-R2, Class 1AF1, 1.32%, 6/25/35 (a)(b)	$228	$207,123
Series 2005-R3, Class AF, 1.38%, 9/25/35 (a)(b)	1,619	1,395,194
Structured Asset Mortgage Investments II Trust, Series 2006-AR5, Class 2A1, 1.19%, 5/25/46 (b)	74	55,997
Structured Asset Securities Corp., Series 2005-RF3, Class 1A, 1.33%, 6/25/35 (a)(b)	1,768	1,489,649
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF4, Class 2A1, 6.00%, 10/25/36 (a)	85	73,263
SunTrust Acquisition Closed-End Seconds Trust, Series 2007-1, Class A, 1.30%, 4/25/37 (b)	619	580,803
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-4, Class 3A1, 6.04%, 5/25/36 (c)	262	193,463

		25,701,772
Commercial Mortgage-Backed Securities — 19.1%
Arbor Realty Commercial Real Estate Notes Ltd.:
Series 2017-FL1, Class A 2.11%, 4/15/27 (a)(b)	1,920	1,920,000
Series 2017-FL1, Class B 3.31%, 4/15/27 (a)(b)	438	437,500
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)	19	18,954
Series 2007-2, Class AM, 5.70%, 4/10/49 (b)	10	9,759
Banc of America Merrill Lynch Commercial Mortgage Securities Trust:
Series 2013-DSNY, Class F, 4.41%, 9/15/26 (a)(b)	769	766,631
Series 2015-200P, Class F, 3.60%, 4/14/33 (a)(b)	394	372,151
Series 2015-ASHF, Class D, 3.77%, 1/15/28 (a)(b)	1,500	1,507,533
Series 2016-ISQ, Class E, 3.61%, 8/14/34 (a)(b)	300	261,630
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class A1, 3.31%, 8/10/35 (a)	495	502,939
Bayview Commercial Asset Trust:
Series 2006-1A, Class A2, 1.34%, 4/25/36 (a)(b)	45	39,574
Series 2007-2A, Class A1, 1.05%, 7/25/37 (a)(b)	91	80,054
Series 2007-4A, Class A1, 1.43%, 9/25/37 (a)(b)	1,589	1,388,887
Series 2007-5A, Class A3, 1.78%, 10/25/37 (a)(b)	2,198	2,122,494
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW17, Class AMFL, 1.46%, 6/11/50 (a)(b)	500	500,019
Series 2007-PW18, Class AM, 6.08%, 6/11/50 (b)	25	25,514
BWAY Mortgage Trust:
Series 2013-1515, Class C, 3.45%, 3/10/33 (a)	250	247,348
Series 2013-1515, Class D, 3.63%, 3/10/33 (a)	100	98,271
Series 2013-1515, Class F, 3.93%, 3/10/33 (a)(b)	810	781,705

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
BXHTL Mortgage Trust, Series 2015-JWRZ, Class GL1, 3.62%, 5/15/29 (a)(b)	$1,000	$1,004,706
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.49%, 4/10/29 (a)(b)	190	186,141
CDGJ Commercial Mortgage Trust:
Series 2014-BXCH, Class DPA, 3.91%, 12/15/27 (a)(b)	899	904,341
Series 2014-BXCH, Class EPA, 5.16%, 12/15/27 (a)(b)	899	905,466
CFCRE Commercial Mortgage Trust:
Series 2011-C1, Class C, 6.13%, 4/15/44 (a)(b)	1,000	1,072,164
Series 2016-C3, Class D, 3.05%, 1/10/48 (a)(b)	170	119,258
Series 2016-C4, Class C, 4.88%, 5/10/58 (b)	130	132,984
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class F, 3.79%, 4/10/28 (a)(b)	1,000	980,024
CGGS Commercial Mortgage Trust:
Series 2016-RNDA, Class AFX, 2.76%, 2/10/33 (a)	2,000	2,014,652
Series 2016-RNDB, Class DFL, 5.52%, 2/15/33 (a)(b)	392	393,106
Chicago Skyscraper Trust:
Series 2017-SKY, Class D, 3.16%, 4/15/30 (a)(b)	990	990,000
Series 2017-SKY, Class F, 5.01%, 4/15/30 (a)(b)	1,000	1,000,000
Citigroup Commercial Mortgage Trust:
Series 2013-375P, Class C, 3.52%, 5/10/35 (a)(b)	100	100,594
Series 2013-375P, Class D, 3.52%, 5/10/35 (a)(b)	100	98,389
Series 2013-375P, Class E, 3.52%, 5/10/35 (a)(b)	100	95,879
Series 2015-SHP2, Class A, 2.19%, 7/15/27 (a)(b)	400	401,153
Series 2015-SHP2, Class F, 6.11%, 7/15/27 (a)(b)	750	751,443
Series 2015-SSHP, Class A, 2.06%, 9/15/27 (a)(b)	300	299,242
Series 2015-SSHP, Class D, 3.96%, 9/15/27 (a)(b)	100	100,218
Series 2016-C1, Class C, 4.95%, 5/10/49 (b)	10	9,855
Series 2016-GC37, Class D, 2.79%, 4/10/49 (a)	1,300	869,947
Series 2016-SMPL, Class E, 4.51%, 9/10/31 (a)	510	495,174
Citigroup/Deutsche Bank Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48	1,319	1,345,597
Series 2007-CD5, Class AJ, 6.12%, 11/15/44 (b)	850	862,534
Commercial Mortgage Trust:
Series 2005-C6, Class F, 5.66%, 6/10/44 (a)(b)	566	589,085
Series 2007-C9, Class AJFL, 1.55%, 12/10/49 (a)(b)	1,483	1,464,037
Series 2007-C9, Class AMFL, 1.50%, 12/10/49 (a)(b)	10	9,948

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	23

Schedule of Investments (continued)	Series A Portfolio

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2013-WWP, Class D, 3.90%, 3/10/31 (a)	$110	$110,206
Series 2014-PAT, Class E, 4.03%, 8/13/27 (a)(b)	750	752,214
Series 2014-PAT, Class F, 3.32%, 8/13/27 (a)(b)	1,000	974,242
Series 2014-TCW, Class D, 3.13%, 2/13/32 (a)(b)	750	753,055
Series 2014-TWC, Class E, 4.13%, 2/13/32 (a)(b)	100	100,470
Series 2015-3BP, Class F, 3.24%, 2/10/35 (a)(b)	100	86,190
Series 2015-CR23, Class CMC, 3.68%, 5/10/48 (a)(b)	1,000	984,303
Series 2015-CR23, Class CMD, 3.68%, 5/10/48 (a)(b)	1,750	1,685,760
Series 2015-CR23, Class D, 4.26%, 5/10/48 (b)	500	376,108
Series 2015-CR25, Class D, 3.80%, 8/10/48 (b)	750	578,279
Series 2015-LC19, Class D, 2.87%, 2/10/48 (a)	100	77,100
Series 2016-667M, Class D, 3.18%, 10/10/36 (a)(b)	500	445,780
Core Industrial Trust:
Series 2015-TEXW, Class D, 3.85%, 2/10/34 (a)(b)	100	100,924
Series 2015-TEXW, Class E, 3.85%, 2/10/34 (a)(b)	279	273,843
Series 2015-TEXW, Class F, 3.85%, 2/10/34 (a)(b)	1,000	954,685
Cosmopolitan Hotel Trust, Series 2016-CSMO, Class A, 2.31%, 11/15/33 (a)(b)	420	423,417
Countrywide Commercial Mortgage Trust, Series 2007-MF1, Class A, 6.21%, 11/12/43 (a)(b)	7	7,433
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C4, Class F, 5.23%, 10/15/39 (a)(b)	500	518,733
Credit Suisse Mortgage Capital Certificates:
Series 2014-TIKI, Class D, 3.02%, 9/15/38 (a)(b)	1,500	1,488,093
Series 2016-MFF, Class A, 2.37%, 11/15/33 (a)(b)	240	240,556
Series 2017-1, Class A, 4.50%, 3/25/21 (a)	1,200	1,200,723
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class C, 4.75%, 1/15/49 (b)	10	10,369
Deutsche Bank JPMorgan Mortgage Trust, Series 2016-C3, Class D, 3.49%, 9/10/49 (a)(b)	220	169,852
GAHR Commercial Mortgage Trust:
Series 2015-NRF, Class EFX, 3.38%, 12/15/34 (a)(b)	1,500	1,487,240
Series 2015-NRF, Class FFX, 3.38%, 12/15/34 (a)(b)	1,100	1,073,592
GP Portfolio Trust, Series 2014-GPP, Class E, 4.76%, 2/15/27 (a)(b)	125	121,316
Great Wolf Trust, Series 2015-WOLF, Class D, 4.41%, 5/15/34 (a)(b)	611	618,630
GS Mortgage Securities Trust:
Series 2007-GG10, Class A4, 5.87%, 8/10/45 (b)	3	3,304
Series 2014-GC22, Class D, 4.65%, 6/10/47 (a)(b)	1,500	1,243,315
Series 2015-GC32, Class D, 3.35%, 7/10/48	1,500	1,154,997

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2016-RENT, Class C, 4.07%, 2/10/29 (a)(b)	$100	$103,158
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2017-JP5, Class D, 4.80%, 3/15/50 (a)(b)	1,240	1,170,241
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-CBM, Class E, 4.76%, 10/15/29 (a)(b)	1,250	1,258,693
Series 2015-UES, Class E, 3.62%, 9/05/32 (a)(b)	600	582,221
Series 2016-ATRM, Class D, 5.35%, 10/05/28 (a)	250	255,302
Series 2016-WPT, Class A, 2.22%, 10/15/33 (a)(b)	150	151,218
JPMorgan Commercial Mortgage-Backed Securities Trust, Series 2009-RR1, Class A4B, 5.84%, 3/18/51 (a)(b)	462	462,437
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 1A, 1.23%, 3/25/37 (a)(b)	501	462,372
Lone Star Portfolio Trust:
Series 2015-LSP, Class B, 3.51%, 9/15/28 (a)(b)	589	592,396
Series 2015-LSP, Class D, 4.77%, 9/15/28 (a)(b)	85	86,493
Series 2015-LSP, Class E, 6.51%, 9/15/28 (a)(b)	1,067	1,082,495
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C23, Class D, 4.13%, 7/15/50 (a)(b)	2,000	1,650,382
Series 2015-C25, Class D, 3.07%, 10/15/48	750	556,550
Series 2015-C26, Class C 4.41%, 10/15/48 (b)	1,000	982,040
Series 2015-C26, Class D, 3.06%, 10/15/48 (a)	1,280	946,535
Morgan Stanley Capital I Trust:
Series 2014-CPT, Class F, 3.45%, 7/13/29 (a)(b)	100	98,089
Series 2014-CPT, Class G, 3.45%, 7/13/29 (a)(b)	100	97,135
Series 2017-PRME, Class D, 4.17%, 2/15/34 (a)(b)	840	840,221
Velocity Commercial Capital Loan Trust, Series 2015-1, Class AFL, 3.21%, 6/25/45 (a)(b)	110	109,874
VNDO Trust, Series 2016-350P, Class E, 3.90%, 1/10/35 (a)(b)	500	460,120
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class AJ, 5.63%, 10/15/48 (b)	174	174,336
Series 2007-C32, Class AMFX, 5.70%, 6/15/49 (a)	500	505,014
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class D, 3.77%, 2/15/48 (a)	1,000	737,989
Series 2015-NXS3, Class D, 3.15%, 9/15/57 (a)	500	343,864
Series 2015-NXS4, Class D, 3.60%, 12/15/48 (b)	1,000	866,986
Series 2016-C34, Class C, 5.03%, 6/15/49 (b)	130	133,400
Series 2016-C37, Class C, 4.49%, 12/15/49 (b)	500	501,092

See Notes to Financial Statements.

24	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Schedule of Investments (continued)	Series A Portfolio

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2016-NXS5, Class D, 4.88%, 1/15/59 (b)	$250	$238,082

		61,740,364
Interest Only Commercial Mortgage-Backed Securities — 3.2%
B2R Mortgage Trust, Series 2015-2, Class XA, 2.15%, 11/15/48 (a)(b)	12,936	715,627
Banc of America Commercial Mortgage Trust:
Series 2015-UBS7, Class XA, 0.92%, 9/15/48 (b)	983	56,461
Series 2016-UB10, Class XA, 2.01%, 7/15/49 (b)	736	88,118
Series 2017-BNK3, Class XD, 1.29%, 2/15/50 (a)(b)	10,000	951,500
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class XB, 0.19%, 8/10/35 (a)(b)	12,500	232,500
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.77%, 5/10/58 (b)	373	42,700
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class XE, 1.23%, 10/10/47 (a)(b)	1,000	71,005
Citigroup/Deutsche Bank Mortgage Trust, Series 2017-CD3, Class XA, 1.05%, 2/10/50 (b)	11,794	934,594
Commercial Mortgage Trust, Series 2015-LC21, Class XA, 0.86%, 7/10/48 (b)	9,846	425,564
CSAIL Commercial Mortgage Trust, Series 2016-C5, Class XA, 1.06%, 11/15/48 (b)	2,208	134,998
GS Mortgage Securities Trust:
Series 2014-GC20, Class XA, 1.15%, 4/10/47 (b)	875	47,008
Series 2016-GS3, Class XA, 1.28%, 10/10/49 (b)	5,964	525,133
Series 2017-GS5, Class XA, 0.97%, 3/10/50 (b)	4,711	315,646
JPMDB Commercial Mortgage Securities Trust:
Series 2016-C4, Class XC, 0.75%, 12/15/49 (a)(b)	8,570	476,492
Series 2017-C5, Class XB, 0.47%, 3/15/50 (b)	30,000	891,000
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 8/15/49 (a)(b)	17,400	774,300
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 1.39%, 3/10/50 (a)(b)	14,000	818,511
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XF, 1.19%, 12/15/47 (a)(b)	220	13,851
Series 2015-C25, Class XA, 1.14%, 10/15/48 (b)	3,274	233,160
Series 2015-C26, Class XA, 1.12%, 10/15/48 (b)	624	43,549
Series 2016-C29, Class XA, 1.66%, 5/15/49 (b)	2,384	257,713
Series 2016-C29, Class XB, 0.96%, 5/15/49 (b)	1,020	78,137
One Market Plaza Trust, Series 2017-1MKT, Class XCP, 0.09%, 2/10/32 (a)(b)	110,000	722,700
Wells Fargo Commercial Mortgage Trust:
Series 2015-NXS3, Class XA, 1.18%, 9/15/57 (b)	6,688	404,432
Series 2016-BNK1, Class XD, 1.27%, 8/15/49 (a)(b)	1,000	90,330
Series 2016-C33, Class XA, 1.81%, 3/15/59 (b)	4,462	486,306

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
WF-RBS Commercial Mortgage Trust:
Series 2012-C9, Class XA, 2.09%, 11/15/45 (a)(b)	$584	$42,586
Series 2014-C21, Class XA, 1.15%, 8/15/47 (b)	10,726	622,730

		10,496,651
Total Non-Agency Mortgage-Backed Securities — 30.2%		97,938,787

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 3.5%
Fannie Mae:
Series 2016-C02, Class 1M2, 6.78%, 9/25/28 (b)	50	57,061
Series 2016-C04, Class 1M2, 5.23%, 1/25/29 (b)	260	276,011
Series 2016-C05, Class 2M2, 5.43%, 1/25/29 (b)	280	299,196
Series 2016-C06, Class 1M2, 5.23%, 4/25/29 (b)	68	72,495
Series 2016-C07, Class 2M2, 5.13%, 4/25/29 (b)	138	145,795
Series 2017-C01, Class 1M2, 4.53%, 7/25/29 (b)	2,000	2,024,193
Series 2017-C01, Class 1B1, 6.73%, 7/25/29 (b)	775	809,094
Series 2017-C02, Class 2M2, 4.63%, 9/25/29 (b)	1,000	1,001,600
Freddie Mac:
Series 2016-DNA4, Class M3, 4.78%, 3/25/29 (b)	2,000	2,065,091
Series 2016-HQA3, Class M3, 4.83%, 3/25/29 (b)	1,000	1,034,417
Series 2017-DNA1, Class B1, 5.93%, 7/25/29 (b)	1,000	1,000,628
Series 2017-DNA1, Class M2, 4.23%, 7/25/29 (b)	1,500	1,497,246
Series 2017-HQA1, Class M2, 4.53%, 8/25/29 (b)	1,000	1,000,549

		11,283,376
Commercial Mortgage-Backed Securities — 0.1%
Freddie Mac, Series KPLB, Class A, 2.77%, 5/25/25	380	376,700
Interest Only Commercial Mortgage-Backed Securities — 0.3%
Freddie Mac:
Series K721, Class X1, 0.34%, 8/25/22 (b)	12,935	201,925
Series KW01, Class X1, 0.98%, 1/25/26 (b)	1,185	77,815
Series K056, Class X1, 1.39%, 5/25/26 (b)	487	44,417
Ginnie Mae:
Series 2014-112, Class IO, 1.19%, 1/16/48 (b)	9,273	543,037
Series 2014-172, Class IO, 0.95%, 1/16/49 (b)	974	49,258
Series 2016-87, Class IO, 1.01%, 8/16/58 (b)	475	36,506
Series 2016-113, Class IO, 1.19%, 2/16/58 (b)	705	63,494
Series 2016-152, Class IO, 0.99%, 8/15/58 (b)	1,432	119,159

		1,135,611

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	25

Schedule of Investments (continued)	Series A Portfolio

U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities — 0.1%
Fannie Mae Mortgage-Backed Securities:
2.50%, 5/01/26	$110	$106,855
2.69%, 4/01/25	120	119,257

		226,112
Total U.S. Government Sponsored Agency Securities — 4.0%		13,021,799
Total Long-Term Investments (Cost — $286,899,807) — 88.8%		287,448,075

Short-Term Securities	Shares	Value
Dreyfus Treasury Securities Cash Management, Institutional Class, 0.53% (h)	53,382,643	$53,382,643
Total Short-Term Securities (Cost — $53,382,643) — 16.5%		53,382,643
Total Investments (Cost — $340,282,450) — 105.3%		340,830,718
Liabilities in Excess of Other Assets — (5.3)%		(17,047,018)

Net Assets — 100.0%		$323,783,700

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Amount is less than $500.

(e)	Issuer filed for bankruptcy and/or is in default.

(f)	Non-income producing security.

(g)	Perpetual security with no stated maturity date.

(h)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

OTC Credit Default Swaps — Buy Protection

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.8.AAA	0.50%	Credit Suisse International	10/17/57	$10	$129	$225	$(96)
CMBX.NA.8.AAA	0.50%	Morgan Stanley & Co. International PLC	10/17/57	$270	3,655	6,227	(2,572)
CMBX.NA.8.AAA	0.50%	Morgan Stanley & Co. International PLC	10/17/57	$130	1,759	2,893	(1,134)
CMBX.NA.6.AAA	0.50%	Deutsche Bank AG	5/11/63	$598	331	197	134
CMBX.NA.6.AAA	0.50%	Deutsche Bank AG	5/11/63	$528	293	(395)	688
CMBX.NA.6.AAA	0.50%	Deutsche Bank AG	5/11/63	$369	204	73	131
CMBX.NA.6.BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	$40	5,098	2,624	2,474
CMBX.NA.6.BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	$40	5,098	2,624	2,474
CMBX.NA.6.BBB-	3.00%	Morgan Stanley & Co. International PLC	5/11/63	$40	5,097	2,411	2,686
Total					$21,664	$16,879	$4,785

See Notes to Financial Statements.

26	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Schedule of Investments (continued)	Series A Portfolio

OTC Credit Default Swaps — Sell Protection
Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Value	Premiums Received	Unrealized Appreciation (Depreciation)
CMBX.NA.10.BBB-	3.00%	Deutsche Bank AG	11/17/59	BBB-	$1,000	$(101,475)	$(91,486)	$(9,989)
CMBX.NA.10.BBB-	3.00%	Deutsche Bank AG	11/17/59	BBB-	$ 500	(51,095)	(55,533)	4,438
CMBX.NA.8.A	2.00%	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	$ 120	(7,202)	(11,767)	4,565
CMBX.NA.9.A	2.00%	Deutsche Bank AG	9/17/58	Not Rated	$ 500	(25,458)	(25,085)	(373)
CMBX.NA.9.A	2.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	$ 500	(25,458)	(27,385)	1,927
CMBX.NA.6.BBB-	3.00%	Credit Suisse International	5/11/63	BBB-	$ 40	(5,097)	(3,273)	(1,824)
Total						$(215,785)	$(214,529)	$(1,256)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$36,791	—	—	—	—	$ 36,791

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$230,912	—	—	—	—	$230,912

For the year ended March 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps	—	$69,800	—	—	—	—	$69,800

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	—	$4,203	—	—	—	—	$ 4,203

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Credit default swaps:
Average notional value — buy protection	$1,226,250
Average notional value — sell protection	$1,157,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	27

Schedule of Investments (continued)	Series A Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Swaps — OTC[1]	$36,791	$230,912

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$36,791	$230,912
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$36,791	$230,912

[1]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Credit Suisse International	$ 225	$ (225)	—	—	—
Deutsche Bank AG	5,661	(5,661)	—	—	—
J.P. Morgan Securities LLC	10,196	—	—	—	$10,196
Morgan Stanley & Co. International PLC	20,709	(20,709)	—	—	—

Total	$36,791	$(26,595)	—	—	$10,196

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Credit Suisse International	$ 5,193	$ (225)	—	—	$ 4,968
Deutsche Bank AG	182,861	(5,661)	—	—	177,200
Morgan Stanley & Co. International PLC	42,858	(20,709)	—	—	22,149

Total	$230,912	$(26,595)	—	—	$204,317

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$158,525,855	$16,802,196	$175,328,051
Corporate Bonds[1]	—	165,938	—	165,938
Floating Rate Loan Interests[1]	—	—	993,500	993,500
Non-Agency Mortgage-Backed Securities	—	90,297,287	7,641,500	97,938,787
U.S. Government Sponsored Agency Securities	—	12,020,199	1,001,600	13,021,799
Short-Term Securities	$53,382,643	—	—	53,382,643

Total	$53,382,643	$261,009,279	$ 26,438,796	$340,830,718

Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$19,517	—	$19,517
Liabilities:
Credit contracts	—	(15,988)	—	(15,988)
Total	—	$3,529	—	$3,529

[1]	See above Schedule of Investments for values in each industry.

[2]	Derivative financial instruments are swaps, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

28	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Schedule of Investments (concluded)	Series A Portfolio

During the year ended March 31, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of March 31, 2016	$ 2,512,610	—	$ 3,647,831	$ 92,232	$ 6,252,673
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3[1]	(1,450,110)	—	(1,830,961)	(92,232)	(3,373,303)
Accrued discounts/premiums	3,684	$ 893	29,924	—	34,501
Net realized gain (loss)	(22,027)	—	19,141	—	(2,886)
Net change in unrealized appreciation (depreciation)[2,3]	225,431	2,453	30,979	1,600	260,463
Purchases	15,960,483	990,154	7,733,730	1,000,000	25,684,367
Sales	(427,875)	—	(1,989,144)	—	(2,417,019)

Closing Balance, as of March 31, 2017	$16,802,196	$993,500	$ 7,641,500	1,001,600	$26,438,796

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2017[3]	$ 225,431	$ 2,453	$ 34,845	1,600	$ 264,329

[1]

As of March 31, 2016, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2017, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2017, is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	29

Schedule of Investments March 31, 2017	Series C Portfolio
(Percentages shown are based on Net Assets)

Capital Trusts	Par (000)	Value
Banks — 2.6%
JPMorgan Chase & Co.:
6.00% (a)(b)	$1,775	$1,850,970
6.10% (a)(b)	600	634,050
6.75% (a)(b)	2,250	2,480,625
7.90% (a)(b)	500	518,125
U.S. Bancorp, 5.30% (a)(b)	2,050	2,088,437
Wells Fargo & Co.:
5.88% (a)(b)	2,300	2,479,267
7.98% (a)(b)	817	853,765

		10,905,239
Capital Markets — 0.3%
State Street Corp.:
5.25% (a)(b)	315	329,963
2.13%, 6/15/37 (a)	1,075	941,969

		1,271,932
Industrial Conglomerates — 0.1%
General Electric Co., 5.00% (a)(b)	598	630,890
Insurance — 0.8%
Allstate Corp., 5.75%, 8/15/53 (a)	835	896,039
MetLife Capital Trust IV, 7.88%, 12/15/67 (c)	420	516,600
MetLife, Inc., 5.25% (a)(b)	900	928,425
New York Life Insurance Co., 6.75%, 11/15/39 (c)	600	811,126

		3,152,190
Media — 0.5%
NBCUniversal Enterprise, Inc., 5.25% (b)(c)	2,200	2,310,000
Oil, Gas & Consumable Fuels — 0.2%
TransCanada Trust:
5.63%, 5/20/75 (a)	359	369,770
5.88%, 8/15/76 (a)	325	344,906

		714,676
Total Capital Trusts — 4.5%		18,984,927

Corporate Bonds
Aerospace & Defense — 1.3%
Lockheed Martin Corp.:
3.10%, 1/15/23	95	96,300
3.55%, 1/15/26	145	147,370
4.07%, 12/15/42	575	564,456
4.70%, 5/15/46	110	119,147
Northrop Grumman Systems Corp., 7.88%, 3/01/26	1,000	1,319,219
Rockwell Collins, Inc.:
1.95%, 7/15/19	180	180,101
3.20%, 3/15/24	550	549,372
3.50%, 3/15/27	520	520,150
4.35%, 4/15/47	240	239,680
United Technologies Corp.:
1.80%, 6/01/17	820	820,801
6.05%, 6/01/36	450	560,641
4.50%, 6/01/42	340	359,844

		5,477,081
Air Freight & Logistics — 0.3%
Federal Express Corp. Pass-Through Trust, Series 2012, 2.63%, 1/15/18 (c)	68	67,856

Corporate Bonds	Par (000)	Value
Air Freight & Logistics (continued)
FedEx Corp.:
3.25%, 4/01/26	$120	$118,928
4.10%, 2/01/45	475	439,932
4.40%, 1/15/47	597	580,417

		1,207,133
Airlines — 0.6%
American Airlines Pass-Through Trust:
4.38%, 4/01/24	123	123,820
3.65%, 8/15/30	800	803,240
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 5/30/25 (c)	746	776,502
U.S. Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	776	794,130
Virgin Australia Trust, 5.00%, 4/23/25 (c)	185	192,835

		2,690,527
Auto Components — 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.88%, 3/15/19	501	506,010
Automobiles — 0.9%
BMW U.S. Capital LLC:
1.50%, 4/11/19 (c)	450	446,936
2.00%, 4/11/21 (c)	540	529,317
General Motors Co., 5.20%, 4/01/45	500	490,107
Volkswagen Group of America Finance LLC:
1.60%, 11/20/17 (c)	1,050	1,048,703
1.65%, 5/22/18 (c)	1,075	1,071,881

		3,586,944
Banks — 13.8%
Bank of America Corp.:
5.75%, 12/01/17	1,755	1,801,285
2.63%, 4/19/21	1,115	1,112,262
5.70%, 1/24/22	2,125	2,385,687
3.30%, 1/11/23	569	572,531
4.20%, 8/26/24	1,610	1,639,490
4.00%, 1/22/25	605	604,363
3.95%, 4/21/25	1,490	1,483,544
4.45%, 3/03/26	2,305	2,363,884
Bank of America N.A., 1.65%, 3/26/18	1,075	1,075,420
Barclays Bank PLC, 5.14%, 10/14/20	300	320,944
Barclays PLC:
2.75%, 11/08/19	805	810,841
3.25%, 1/12/21	900	906,336
3.20%, 8/10/21	825	825,486
BNP Paribas SA, 3.80%, 1/10/24 (c)	880	875,711
Citigroup, Inc.:
1.85%, 11/24/17	1,400	1,402,436
1.70%, 4/27/18	1,100	1,100,466
2.15%, 7/30/18	1,040	1,043,572
2.50%, 7/29/19	950	958,574
2.45%, 1/10/20	1,500	1,506,409
4.45%, 9/29/27	1,200	1,214,452
4.75%, 5/18/46	1,000	987,878
Citizens Bank N.A.:
2.50%, 3/14/19	525	528,470
2.55%, 5/13/21	330	328,127
Cooperatieve Rabobank UA, 4.63%, 12/01/23	1,050	1,106,874
Credit Agricole SA, 4.13%, 1/10/27 (c)	710	704,346
HSBC Holdings PLC:
2.65%, 1/05/22	985	972,455
4.25%, 8/18/25	500	503,467
4.38%, 11/23/26	270	272,096

See Notes to Financial Statements.

30	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Schedule of Investments (continued)	Series C Portfolio

Corporate Bonds	Par (000)	Value
Banks (continued)
HSBC USA, Inc., 1.70%, 3/05/18	$955	$955,478
ING Bank NV, 2.50%, 10/01/19 (c)	950	955,475
ING Groep NV, 2.30%, 3/29/22 (a)	1,040	1,041,555
Intesa Sanpaolo SpA, 5.71%, 1/15/26 (c)	595	576,612
JPMorgan Chase & Co.:
1.70%, 3/01/18	1,075	1,075,241
2.20%, 10/22/19	1,655	1,663,028
2.25%, 1/23/20	1,800	1,806,197
2.30%, 8/15/21	665	658,095
2.70%, 5/18/23	2,275	2,229,536
3.78%, 2/01/28 (a)	2,050	2,069,344
4.95%, 6/01/45	1,170	1,232,668
Macquarie Bank Ltd., 1.60%, 10/27/17 (c)	1,300	1,300,018
Royal Bank of Scotland Group PLC, 6.00%, 12/19/23	1,048	1,107,740
Santander Holdings USA, Inc.:
2.50%, 11/24/17 (a)	945	951,154
2.70%, 5/24/19	1,475	1,481,980
Santander UK PLC:
2.50%, 3/14/19	975	982,993
5.00%, 11/07/23 (c)	1,753	1,826,556
U.S. Bancorp, 3.10%, 4/27/26	305	299,860
Wells Fargo & Co.:
2.50%, 3/04/21	985	982,180
3.50%, 3/08/22	1,500	1,553,827
4.13%, 8/15/23	350	366,612
3.00%, 10/23/26	330	315,959
5.61%, 1/15/44	200	229,117
4.65%, 11/04/44	980	983,583
4.90%, 11/17/45	456	475,438
4.40%, 6/14/46	440	426,129
4.75%, 12/07/46	530	541,458

		57,495,239
Beverages — 2.6%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 2/01/21	1,400	1,410,528
3.30%, 2/01/23	4,075	4,147,580
3.65%, 2/01/26	3,413	3,451,226
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	1,000	988,330
Molson Coors Brewing Co.:
1.45%, 7/15/19	95	93,771
2.10%, 7/15/21	230	224,595
3.00%, 7/15/26	285	271,016
4.20%, 7/15/46	170	159,190

		10,746,236
Biotechnology — 1.5%
AbbVie, Inc.:
2.30%, 5/14/21	495	488,785
2.85%, 5/14/23	550	539,604
3.20%, 5/14/26	240	230,706
4.40%, 11/06/42	795	757,698
4.70%, 5/14/45	248	247,343
Amgen, Inc.:
2.20%, 5/22/19	169	170,117
4.40%, 5/01/45	100	97,064
4.66%, 6/15/51	927	927,577
Baxalta, Inc., 4.00%, 6/23/25	950	967,957
Gilead Sciences, Inc.:
3.25%, 9/01/22	135	137,904
4.50%, 2/01/45	323	318,647
4.75%, 3/01/46	354	361,077
4.15%, 3/01/47	1,290	1,203,019

		6,447,498

Corporate Bonds	Par (000)	Value
Capital Markets — 6.2%
Bank of New York Mellon Corp., 2.20%, 8/16/23	$1,125	$1,080,063
Credit Suisse AG:
1.70%, 4/27/18	965	963,724
3.00%, 10/29/21	665	671,065
3.63%, 9/09/24	1,150	1,167,380
Credit Suisse Group AG, 4.28%, 1/09/28 (c)	645	642,195
Credit Suisse Group Funding Guernsey Ltd., 3.80%, 6/09/23	547	549,239
Goldman Sachs Group, Inc.:
1.72%, 5/22/17 (a)	1,075	1,075,884
6.15%, 4/01/18	850	885,513
2.63%, 1/31/19	1,000	1,011,277
2.55%, 10/23/19	1,470	1,483,356
2.88%, 2/25/21	975	981,316
3.00%, 4/26/22	850	852,082
4.25%, 10/21/25	310	315,986
4.80%, 7/08/44	545	575,514
5.15%, 5/22/45	350	367,757
Morgan Stanley:
6.25%, 8/28/17	885	901,949
1.88%, 1/05/18	1,240	1,242,180
2.20%, 12/07/18	1,250	1,255,125
7.30%, 5/13/19	1,625	1,796,299
5.63%, 9/23/19	265	286,145
2.50%, 4/21/21	550	547,030
5.50%, 7/28/21	10	11,090
2.44%, 10/24/23 (a)	1,675	1,710,545
3.88%, 1/27/26	225	227,993
4.35%, 9/08/26	655	670,900
UBS AG:
1.80%, 3/26/18	1,460	1,461,037
2.38%, 8/14/19	973	979,531
UBS Group Funding Jersey Ltd., 3.00%, 4/15/21 (c)	2,150	2,153,728

		25,865,903
Chemicals — 0.7%
Air Liquide Finance SA:
2.25%, 9/27/23 (c)	520	496,191
2.50%, 9/27/26 (c)	290	271,818
Eastman Chemical Co., 4.65%, 10/15/44	700	704,495
LyondellBasell Industries NV, 5.00%, 4/15/19	1,250	1,316,523

		2,789,027
Commercial Services & Supplies — 0.4%
Aviation Capital Group Corp., 6.75%, 4/06/21 (c)	1,575	1,807,681
Communications Equipment — 0.5%
Cisco Systems, Inc.:
1.85%, 9/20/21	1,025	1,005,215
2.50%, 9/20/26	1,035	982,697

		1,987,912
Consumer Finance — 3.7%
American Express Credit Corp., 1.55%, 9/22/17	460	460,374
Capital One Bank USA N.A., 2.30%, 6/05/19	450	450,951
Capital One Financial Corp., 4.75%, 7/15/21	55	59,152
Capital One N.A.:
2.35%, 8/17/18	1,100	1,106,929
2.40%, 9/05/19	250	250,786
2.35%, 1/31/20	825	825,172
2.95%, 7/23/21	735	740,865
Discover Bank:
2.60%, 11/13/18	700	706,525

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	31

Schedule of Investments (continued)	Series C Portfolio

Corporate Bonds	Par (000)	Value
Consumer Finance (continued)
3.10%, 6/04/20	$742	$756,926
Discover Financial Services, 4.10%, 2/09/27	475	475,160
Ford Motor Credit Co. LLC:
1.72%, 12/06/17	1,275	1,274,983
2.88%, 10/01/18	1,250	1,264,793
2.94%, 1/08/19	1,415	1,434,329
General Motors Financial Co., Inc.:
2.40%, 4/10/18	1,100	1,105,621
3.25%, 5/15/18	660	669,066
6.75%, 6/01/18	325	342,818
3.15%, 1/15/20	760	773,016
3.20%, 7/06/21	565	567,144
4.35%, 1/17/27	390	393,394
Synchrony Financial:
2.44%, 11/09/17 (a)	1,200	1,206,700
2.60%, 1/15/19	615	619,803

		15,484,507
Diversified Financial Services — 1.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.50%, 5/15/21	425	445,508
Berkshire Hathaway, Inc.:
2.20%, 3/15/21	120	120,090
2.75%, 3/15/23	600	600,149
GE Capital International Funding Co., 4.42%, 11/15/35	1,386	1,463,552
General Electric Capital Corp.:
6.75%, 3/15/32	308	415,300
6.15%, 8/07/37	205	265,787
HSBC Finance Corp., 6.68%, 1/15/21	1,100	1,243,449
SteelRiver Transmission Co. LLC, 4.71%, 6/30/17 (c)	463	463,157
Voya Financial, Inc., 2.90%, 2/15/18	591	596,379

		5,613,371
Diversified Telecommunication Services — 3.3%
AT&T Inc.:
5.20%, 3/15/20	800	864,253
3.80%, 3/15/22	385	398,231
0.00%, 11/27/22 (c)(d)	2,000	1,612,602
3.60%, 2/17/23	525	531,721
4.25%, 3/01/27	325	328,600
4.50%, 5/15/35	750	708,020
5.25%, 3/01/37	630	642,256
5.15%, 3/15/42	325	322,451
4.30%, 12/15/42	76	67,573
4.80%, 6/15/44	65	60,932
4.35%, 6/15/45	105	92,419
4.75%, 5/15/46	203	189,417
5.45%, 3/01/47	525	536,683
Verizon Communications, Inc.:
4.60%, 4/01/21	1,050	1,121,976
2.95%, 3/15/22 (c)	1,035	1,030,880
4.27%, 1/15/36	800	740,806
5.25%, 3/16/37	745	770,233
4.81%, 3/15/39 (c)	865	842,491
3.85%, 11/01/42	950	795,398
4.86%, 8/21/46	265	254,771
5.01%, 4/15/49 (c)	1,025	995,424
4.67%, 3/15/55	912	814,416

		13,721,553
Electric Utilities — 5.6%
American Transmission Systems, Inc., 5.25%, 1/15/22 (c)	400	440,304

Corporate Bonds	Par (000)	Value
Electric Utilities (continued)
Duke Energy Carolinas LLC:
5.25%, 1/15/18	$450	$463,092
3.75%, 6/01/45	420	400,968
Duke Energy Corp., 2.65%, 9/01/26	390	363,369
Duke Energy Progress LLC, 6.30%, 4/01/38	750	971,851
E.ON International Finance BV, 5.80%, 4/30/18 (c)	1,100	1,143,481
Emera U.S. Finance LP:
2.15%, 6/15/19	185	184,944
4.75%, 6/15/46	745	751,749
Entergy Arkansas, Inc., 3.70%, 6/01/24	825	860,942
Entergy Corp., 4.00%, 7/15/22	700	733,219
Eversource Energy, 1.60%, 1/15/18	125	124,915
Exelon Corp.:
1.55%, 6/09/17	145	145,004
3.50%, 6/01/22	785	792,247
3.40%, 4/15/26	200	196,705
Florida Power & Light Co., 5.95%, 2/01/38	800	1,021,942
Great Plains Energy, Inc.:
2.50%, 3/09/20	70	70,295
3.15%, 4/01/22	350	353,400
5.29%, 6/15/22 (e)	745	814,421
Jersey Central Power & Light Co., 5.65%, 6/01/17	1,710	1,720,381
Kentucky Utilities Co., 5.13%, 11/01/40	375	434,998
MidAmerican Energy Holdings Co., 5.30%, 3/15/18	2,170	2,246,840
Northern States Power Co., 6.20%, 7/01/37	725	937,977
Ohio Power Co., 6.60%, 3/01/33	675	838,177
Oncor Electric Delivery Co. LLC, 5.30%, 6/01/42	660	785,353
PacifiCorp, 6.00%, 1/15/39	450	570,865
Progress Energy, Inc.:
4.88%, 12/01/19	1,075	1,145,321
3.15%, 4/01/22	775	783,261
Southern Co.:
2.35%, 7/01/21	785	770,772
2.95%, 7/01/23	1,740	1,693,718
3.25%, 7/01/26	1,070	1,020,768
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (c)	445	455,815

		23,237,094
Energy Equipment & Services — 0.2%
Halliburton Co., 3.80%, 11/15/25	950	961,964
Equity Real Estate Investment Trusts (REITs) — 2.5%
American Tower Corp.:
4.50%, 1/15/18	1,475	1,506,474
2.80%, 6/01/20	1,000	1,007,202
3.30%, 2/15/21	265	268,720
4.70%, 3/15/22	1,325	1,419,015
3.13%, 1/15/27	825	772,202
AvalonBay Communities, Inc., 4.20%, 12/15/23	1,000	1,058,005
Crown Castle International Corp.:
3.40%, 2/15/21	1,453	1,478,002
2.25%, 9/01/21	265	257,619
5.25%, 1/15/23	807	880,629
DDR Corp., 4.75%, 4/15/18	280	286,345
Host Hotels & Resorts LP, 6.00%, 10/01/21	725	805,264
Simon Property Group LP, 1.50%, 2/01/18 (c)	725	724,410

		10,463,887

See Notes to Financial Statements.

32	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Schedule of Investments (continued)	Series C Portfolio

Corporate Bonds	Par (000)	Value
Food & Staples Retailing — 0.4%
CVS Health Corp.:
3.38%, 8/12/24	$650	$650,796
5.30%, 12/05/43	175	195,632
Walgreens Boots Alliance, Inc.:
3.45%, 6/01/26	195	190,663
4.80%, 11/18/44	630	642,627

		1,679,718
Food Products — 0.7%
Kraft Heinz Foods Co.:
3.00%, 6/01/26	2,235	2,100,326
5.00%, 6/04/42	250	254,503
4.38%, 6/01/46	365	342,517

		2,697,346
Gas Utilities — 0.4%
Atmos Energy Corp., 8.50%, 3/15/19	800	898,649
Fortis, Inc. Canada, 2.10%, 10/04/21 (c)	945	915,646

		1,814,295
Health Care Equipment & Supplies — 2.3%
Abbott Laboratories:
2.35%, 11/22/19	1,345	1,350,575
4.75%, 11/30/36	385	396,918
4.75%, 4/15/43	117	117,720
4.90%, 11/30/46	160	165,739
Becton Dickinson and Co., 2.68%, 12/15/19	88	89,253
Boston Scientific Corp., 2.85%, 5/15/20	195	197,706
Covidien International Finance SA, 6.00%, 10/15/17	2,300	2,355,681
Medtronic, Inc.:
3.15%, 3/15/22	960	988,028
3.50%, 3/15/25	950	972,084
4.63%, 3/15/44	500	534,017
4.63%, 3/15/45	1,040	1,116,658
Stryker Corp., 3.50%, 3/15/26	160	161,588
Zimmer Biomet Holdings, Inc.:
2.00%, 4/01/18	390	390,636
2.70%, 4/01/20	680	684,809

		9,521,412
Health Care Providers & Services — 2.2%
Aetna, Inc.:
1.70%, 6/07/18	720	720,013
2.80%, 6/15/23	350	347,140
3.50%, 11/15/24	395	403,368
Anthem, Inc.:
4.35%, 8/15/20	1,275	1,352,112
5.10%, 1/15/44	300	323,017
Cigna Corp., 3.25%, 4/15/25	618	610,870
Coventry Health Care, Inc., 5.45%, 6/15/21	850	940,884
HCA, Inc.:
5.25%, 6/15/26	1,060	1,115,650
4.50%, 2/15/27	565	565,000
UnitedHealth Group, Inc.:
3.35%, 7/15/22	75	77,597
2.88%, 3/15/23	1,175	1,178,459
3.75%, 7/15/25	770	804,123
4.63%, 11/15/41	645	684,677
4.75%, 7/15/45	120	131,506

		9,254,416
Hotels, Restaurants & Leisure — 0.1%
McDonald’s Corp.:
2.75%, 12/09/20	85	86,142

Corporate Bonds	Par (000)	Value
Hotels, Restaurants & Leisure (continued)
4.88%, 12/09/45	$365	$388,215

		474,357
Household Durables — 0.4%
Newell Brands, Inc.:
3.85%, 4/01/23	850	878,538
4.20%, 4/01/26	235	244,575
5.50%, 4/01/46	300	340,474

		1,463,587
Independent Power and Renewable Electricity Producers — 0.2%
IPALCO Enterprises, Inc., 5.00%, 5/01/18	925	950,437
Industrial Conglomerates — 0.4%
Eaton Corp., 4.15%, 11/02/42	900	887,034
Tyco Electronics Group SA, 3.50%, 2/03/22	600	618,210

		1,505,244
Insurance — 1.6%
Allied World Assurance Co. Holdings Ltd., 5.50%, 11/15/20	825	900,978
American International Group, Inc.:
6.40%, 12/15/20	485	548,947
3.30%, 3/01/21	220	224,052
3.90%, 4/01/26	1,240	1,244,205
Aon PLC, 4.00%, 11/27/23	1,760	1,844,894
Marsh & McLennan Cos., Inc., 3.75%, 3/14/26	600	617,215
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (c)	1,050	1,387,925

		6,768,216
Internet Software & Services — 0.2%
Alibaba Group Holding Ltd., 1.63%, 11/28/17	975	974,085
IT Services — 1.2%
Fidelity National Information Services, Inc.:
3.63%, 10/15/20	2,850	2,961,635
3.50%, 4/15/23	625	634,157
5.00%, 10/15/25	425	462,239
Visa, Inc.:
2.80%, 12/14/22	510	514,434
3.15%, 12/14/25	620	622,143

		5,194,608
Life Sciences Tools & Services — 0.3%
Life Technologies Corp., 6.00%, 3/01/20	820	898,356
Thermo Fisher Scientific, Inc.:
2.15%, 12/14/18	220	220,774
3.00%, 4/15/23	180	178,368

		1,297,498
Machinery — 0.4%
John Deere Capital Corp.:
1.35%, 1/16/18	790	790,519
2.38%, 7/14/20	830	834,394

		1,624,913
Media — 3.8%
21st Century Fox America, Inc., 6.40%, 12/15/35	781	947,344
Charter Communications Operating LLC/Charter Communications Operating Capital:
4.46%, 7/23/22	2,300	2,425,421
6.48%, 10/23/45	2,675	3,079,824
5.38%, 5/01/47	100	100,456
6.83%, 10/23/55	57	66,229

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	33

Schedule of Investments (continued)	Series C Portfolio

Corporate Bonds	Par (000)	Value
Media (continued)
Comcast Corp.:
4.25%, 1/15/33	$650	$669,223
6.50%, 11/15/35	550	701,607
3.20%, 7/15/36	610	541,359
6.55%, 7/01/39	500	647,623
4.50%, 1/15/43	225	228,911
4.60%, 8/15/45	700	723,791
Cox Communications, Inc.:
3.35%, 9/15/26 (c)	115	111,260
8.38%, 3/01/39 (c)	442	551,927
Grupo Televisa SAB, 6.63%, 1/15/40	900	980,166
Sky PLC:
2.63%, 9/16/19 (c)	200	201,173
3.75%, 9/16/24 (c)	510	515,135
Time Warner Cable LLC:
8.25%, 4/01/19	695	774,830
4.50%, 9/15/42	137	124,161
Time Warner, Inc.:
3.60%, 7/15/25	305	301,572
3.88%, 1/15/26	592	593,338
3.80%, 2/15/27	315	311,565
Viacom, Inc.:
2.25%, 2/04/22	145	139,170
3.45%, 10/04/26	1,275	1,212,725

		15,948,810
Metals & Mining — 0.3%
Rio Tinto Finance USA Ltd.:
3.75%, 6/15/25	74	76,928
7.13%, 7/15/28	550	720,892
Southern Copper Corp., 5.88%, 4/23/45	425	440,670

		1,238,490
Multi-Utilities — 2.1%
Berkshire Hathaway Energy Co.:
5.75%, 4/01/18	1,475	1,532,981
4.50%, 2/01/45	900	936,139
CMS Energy Corp., 5.05%, 3/15/22	1,644	1,799,685
Dominion Gas Holdings LLC, 2.50%, 12/15/19	845	854,466
Dominion Resources, Inc.:
1.88%, 1/15/19	525	524,410
2.96%, 7/01/19 (f)	345	349,902
NiSource Finance Corp., 5.25%, 2/15/43	440	485,955
Pacific Gas & Electric Co., 3.85%, 11/15/23	575	604,174
Virginia Electric & Power Co.:
6.00%, 1/15/36	900	1,120,108
4.45%, 2/15/44	350	369,266

		8,577,086
Oil, Gas & Consumable Fuels — 6.8%
Anadarko Petroleum Corp., 6.60%, 3/15/46	500	604,865
Chevron Corp., 2.19%, 11/15/19	255	257,248
ConocoPhillips Co., 4.95%, 3/15/26	925	1,026,681
Devon Energy Corp.:
3.25%, 5/15/22	731	724,153
5.00%, 6/15/45	600	602,000
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22	485	589,872
Enbridge, Inc., 4.25%, 12/01/26	840	857,493
Encana Corp., 6.50%, 5/15/19	750	810,077
Energy Transfer Partners LP:
6.70%, 7/01/18	925	975,568
5.20%, 2/01/22	5	5,357
3.60%, 2/01/23	775	770,314
6.50%, 2/01/42	560	604,545
5.30%, 4/15/47	1,025	980,856

Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Enterprise Products Operating LLC:
6.45%, 9/01/40	$800	$966,366
5.70%, 2/15/42	490	547,330
4.90%, 5/15/46	300	307,071
Hess Corp., 5.80%, 4/01/47	600	620,078
Kerr-McGee Corp., 7.88%, 9/15/31	450	576,749
Kinder Morgan Energy Partners LP:
6.50%, 4/01/20	390	431,614
7.30%, 8/15/33	800	932,767
5.00%, 3/01/43	490	465,107
5.50%, 3/01/44	525	524,228
Kinder Morgan, Inc.:
2.00%, 12/01/17	80	80,058
6.50%, 9/15/20	925	1,032,624
Marathon Petroleum Corp., 4.75%, 9/15/44	631	570,671
Noble Energy, Inc., 5.25%, 11/15/43	425	441,953
Pioneer Natural Resources Co.:
6.88%, 5/01/18	880	925,020
3.45%, 1/15/21	255	261,037
Plains All American Pipeline LP/PAA Finance Corp.:
2.60%, 12/15/19	900	899,474
4.65%, 10/15/25	500	515,049
Regency Energy Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22	1,020	1,084,640
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21	750	808,095
5.63%, 4/15/23	700	759,431
5.75%, 5/15/24	425	463,165
Schlumberger Norge AS, 4.20%, 1/15/21 (c)	975	1,034,671
Sunoco Logistics Partners Operations LP, 5.35%, 5/15/45	800	780,439
Texas Eastern Transmission LP, 2.80%, 10/15/22 (c)	1,400	1,355,326
Western Gas Partners LP, 5.38%, 6/01/21	1,025	1,101,527
Williams Partners LP:
4.50%, 11/15/23	1,300	1,360,657
5.10%, 9/15/45	560	555,308

		28,209,484
Pharmaceuticals — 4.5%
Actavis Funding SCS:
3.00%, 3/12/20	1,800	1,830,722
3.45%, 3/15/22	1,780	1,817,519
4.55%, 3/15/35	525	526,427
4.85%, 6/15/44	425	430,803
4.75%, 3/15/45	900	903,853
EMD Finance LLC, 1.70%, 3/19/18 (c)	1,800	1,798,117
Johnson & Johnson:
2.05%, 3/01/23	270	263,797
2.45%, 3/01/26	510	489,515
3.55%, 3/01/36	1,085	1,076,535
Merck & Co., Inc., 2.35%, 2/10/22	310	309,905
Mylan NV:
2.50%, 6/07/19	332	333,518
3.95%, 6/15/26	975	954,353
Mylan, Inc., 2.60%, 6/24/18	968	975,349
Pfizer, Inc., 5.20%, 8/12/20	900	992,948
Roche Holdings, Inc., 3.35%, 9/30/24 (c)	850	873,466
Shire Acquisitions Investments Ireland DAC:
2.40%, 9/23/21	1,310	1,281,067
2.88%, 9/23/23	1,445	1,402,117
Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/01/36	10	11,076

See Notes to Financial Statements.

34	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Schedule of Investments (continued)	Series C Portfolio

Corporate Bonds	Par (000)	Value
Pharmaceuticals (continued)
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	$514	$522,281
Teva Pharmaceutical Finance Netherlands III BV:
2.20%, 7/21/21	415	400,500
2.80%, 7/21/23	340	322,935
3.15%, 10/01/26	808	744,583
Wyeth LLC, 5.95%, 4/01/37	425	524,762

		18,786,148
Professional Services — 0.5%
Dun & Bradstreet Corp., 3.50%, 12/01/17	1,300	1,309,287
Experian Finance PLC, 2.38%, 6/15/17 (c)	600	600,767

		1,910,054
Road & Rail — 1.0%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40	500	606,747
Canadian National Railway Co., 6.25%, 8/01/34	1,100	1,402,672
Canadian Pacific Railway Co., 7.25%, 5/15/19	500	552,763
Kansas City Southern, 2.35%, 5/15/20	370	366,578
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 2/01/22 (c)	1,000	1,014,692
Union Pacific Corp., 4.05%, 3/01/46	355	351,677

		4,295,129
Semiconductors & Semiconductor Equipment — 1.9%
Analog Devices, Inc.:
2.50%, 12/05/21	340	336,741
3.50%, 12/05/26	195	193,123
Applied Materials, Inc., 3.30%, 4/01/27	705	707,800
Broadcom Corp./Broadcom Cayman Finance Ltd.:
2.38%, 1/15/20 (c)	2,035	2,034,754
3.00%, 1/15/22 (c)	1,425	1,423,185
3.63%, 1/15/24 (c)	1,055	1,062,775
3.88%, 1/15/27 (c)	375	376,977
KLA-Tencor Corp., 4.65%, 11/01/24	40	42,590
NVIDIA Corp.:
2.20%, 9/16/21	490	479,934
3.20%, 9/16/26	565	548,025
NXP BV/NXP Funding LLC, 4.63%, 6/01/23 (c)	775	820,531

		8,026,435
Software — 3.3%
Autodesk, Inc., 1.95%, 12/15/17	550	550,893
Microsoft Corp.:
1.55%, 8/08/21	1,325	1,291,117
2.00%, 8/08/23	1,150	1,105,739
2.88%, 2/06/24	990	996,361
2.40%, 8/08/26	1,235	1,168,520
4.10%, 2/06/37	530	546,987
3.75%, 2/12/45	466	442,064
4.45%, 11/03/45	517	545,642
3.70%, 8/08/46	945	887,081
Oracle Corp.:
1.90%, 9/15/21	1,525	1,498,495
2.40%, 9/15/23	2,050	1,995,488
2.65%, 7/15/26	1,690	1,609,232
4.13%, 5/15/45	850	826,169
4.00%, 7/15/46	161	153,597

		13,617,385
Specialty Retail — 0.3%
Home Depot, Inc.:
4.40%, 3/15/45	215	227,983
4.25%, 4/01/46	335	348,820

Corporate Bonds	Par (000)	Value
Specialty Retail (continued)
Lowe’s Cos., Inc., 3.70%, 4/15/46	$425	$394,960
QVC, Inc., 4.38%, 3/15/23	250	250,720

		1,222,483
Technology Hardware, Storage & Peripherals — 2.2%
Apple Inc.:
1.33%, 5/06/19 (a)	1,100	1,105,482
1.55%, 8/04/21	970	941,070
1.53%, 2/09/22 (a)	1,725	1,738,916
2.85%, 2/23/23	1,010	1,019,557
3.25%, 2/23/26	855	863,714
2.45%, 8/04/26	1,050	993,244
4.38%, 5/13/45	960	983,529
3.85%, 8/04/46	730	696,373
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 8.35%, 7/15/46 (c)	670	865,302

		9,207,187
Tobacco — 1.5%
Altria Group, Inc.:
2.63%, 9/16/26	210	198,566
4.50%, 5/02/43	450	456,399
5.38%, 1/31/44	557	635,294
Imperial Brands Finance PLC, 2.05%, 2/11/18 (c)	950	951,023
Philip Morris International, Inc., 3.88%, 8/21/42	700	653,290
Reynolds American, Inc.:
4.00%, 6/12/22	730	766,185
4.85%, 9/15/23	220	238,710
4.45%, 6/12/25	1,150	1,210,499
5.70%, 8/15/35	550	628,813
7.00%, 8/04/41	350	418,452

		6,157,231
Trading Companies & Distributors — 0.4%
Air Lease Corp., 3.38%, 6/01/21	540	550,474
International Lease Finance Corp., 5.88%, 4/01/19	885	943,214

		1,493,688
Wireless Telecommunication Services — 0.8%
Alltel Corp., 7.88%, 7/01/32	470	609,656
America Movil SAB de CV, 5.00%, 3/30/20	468	501,637
Crown Castle Towers LLC, 6.11%, 1/15/40 (c)	1,450	1,570,007
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 3/20/23 (c)	340	339,150
Vodafone Group PLC, 4.38%, 2/19/43	425	388,585

		3,409,035
Total Corporate Bonds — 85.7%		357,408,344

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	35

Schedule of Investments (continued)	Series C Portfolio

Foreign Agency Obligations	Par (000)	Value
CNOOC Finance 2013 Ltd., 3.00%, 5/09/23	$800	$780,624
Petroleos Mexicanos:
3.50%, 7/18/18	1,700	1,725,670
6.38%, 2/04/21	633	686,634
5.38%, 3/13/22 (c)	155	162,363
3.50%, 1/30/23	650	619,385
4.63%, 9/21/23	1,470	1,478,453
6.38%, 1/23/45	475	463,229
Total Foreign Agency Obligations — 1.4%		5,916,358

Foreign Government Obligations
Canada — 0.1%
Province of Manitoba, 3.05%, 5/14/24	469	480,997
Colombia — 0.2%
Republic of Colombia:
5.63%, 2/26/44	413	449,137
5.00%, 6/15/45	560	561,680

		1,010,817
Indonesia — 0.3%
Republic of Indonesia:
4.13%, 1/15/25	350	358,939
4.75%, 1/08/26	975	1,038,222

		1,397,161
Mexico — 0.5%
United Mexican States:
4.15%, 3/28/27	470	477,990
4.75%, 3/08/44	1,499	1,457,777

		1,935,767
Peru — 0.1%
Republic of Peru, 5.63%, 11/18/50	290	345,463
Poland — 0.1%
Republic of Poland, 3.25%, 4/06/26	440	436,423
Uruguay — 0.3%
Republic of Uruguay:
4.38%, 10/27/27	645	673,380
5.10%, 6/18/50	375	360,469

		1,033,849
Total Foreign Government Obligations — 1.6%		6,640,477

Taxable Municipal Bonds
Chicago O’Hare International Airport RB, 6.40%, 1/01/40	1,000	1,313,320
Los Angeles Department of Water & Power RB, 6.57%, 7/01/45	1,075	1,484,027
Metropolitan Transportation Authority, New York RB, 7.34%, 11/15/39	1,125	1,637,404

Taxable Municipal Bonds	Par (000)	Value
Port Authority of New York & New Jersey RB, 4.46%, 10/01/62	$1,300	$1,357,473
State of California GO:
7.30%, 10/01/39	510	716,025
7.63%, 3/01/40	1,125	1,642,973
7.60%, 11/01/40	430	641,508
Total Taxable Municipal Bonds — 2.1%		8,792,730

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.3%
Fannie Mae, 1.88%, 9/24/26	1,220	1,134,074

U.S. Treasury Obligations
U.S. Treasury Bonds:
3.00%, 11/15/45	6,690	6,648,312
2.88%, 11/15/46	1,397	1,355,568
U.S. Treasury Notes:
1.25%, 1/31/20	175	173,872
1.38%, 1/31/21	3,441	3,392,648
1.13%, 2/28/21	720	702,450
1.13%, 9/30/21	310	299,913
2.00%, 11/30/22	789	785,673
2.00%, 11/15/26	1,078	1,041,365
Total U.S. Treasury Obligations — 3.4%		14,399,801
Total Long-Term Investments (Cost — $406,528,651) — 99.0%		413,276,711

Short-Term Securities	Shares
Dreyfus Treasury Securities Cash Management, Institutional Class, 0.53% (g)	4,086,387	4,086,387
Total Short-Term Securities (Cost — $4,086,387) — 1.0%		4,086,387
Total Investments Before Options Written (Cost — $410,615,038) — 100.0%		417,363,098

Options Written
(Premiums Received — $92,309) — (0.0)%		(93,638)
Total Investments Net of Options Written — 100.0%		417,269,460
Liabilities in Excess of Other Assets — 0.0%		(18,569)

Net Assets — 100.0%		$417,250,891

Notes to Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	Perpetual security with no stated maturity date.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Zero-coupon bond.

(e)	Step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate as of period end.

(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(g)	Current yield as of period end.

See Notes to Financial Statements.

36	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Schedule of Investments (continued)	Series C Portfolio

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Depreciation
19	U.S. Treasury Bonds (30 Year)	June 2017	$2,866,031	$(18,253)
(10)	U.S. Treasury Notes (10 Year)	June 2017	$1,245,625	(2,602)
84	U.S. Treasury Notes (2 Year)	June 2017	$18,182,063	(10,240)
23	U.S. Treasury Notes (5 Year)	June 2017	$2,707,711	(4,514)
8	U.S. Ultra Treasury Bonds	June 2017	$1,285,000	(2,399)
Total				$(38,008)

OTC Interest Rate Swaptions Written
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Value
2-Year Interest Rate Swap	Bank of America N.A.	Put	2.30%	Receive	3-month LIBOR	9/24/18	$17,740	$(93,638)

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)	Unrealized Depreciation
2.38%[1]	3-month LIBOR	N/A	5/14/25	$1,900	$(24,142)

[1]	The Fund pays the fixed rate and receives the floating rate.

OTC Credit Default Swaps — Buy Protection
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Depreciation
Cigna Corp.	1.00%	Goldman Sachs Bank USA	9/20/17	$1,200	$(5,633)	$ (256)	$ (5,377)
General Dynamics Corp.	1.00%	Credit Suisse International	9/20/17	$1,380	(6,744)	(3,185)	(3,559)
Humana, Inc.	1.00%	Goldman Sachs Bank USA	9/20/17	$1,200	(5,760)	1,857	(7,617)
Lockheed Martin Corp.	1.00%	Credit Suisse International	9/20/17	$1,380	(6,732)	(1,099)	(5,633)
Northrop Grumman Corp.	1.00%	Credit Suisse International	9/20/17	$1,165	(5,752)	(2,473)	(3,279)
Raytheon Co.	1.00%	Credit Suisse International	9/20/17	$1,165	(5,745)	(2,635)	(3,110)
Prudential Financial, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	$1,500	(31,584)	16,112	(47,696)
Total					$(67,950)	$ 8,321	$(76,271)

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	37

Schedule of Investments (continued)	Series C Portfolio

OTC Credit Default Swaps — Sell Protection
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Value	Premiums Paid (Received)	Unrealized Appreciation
Anthem, Inc.	1.00%	Goldman Sachs Bank USA	9/20/17	Not Rated	$1,200	$ 5,614	$ (1,073)	$ 6,687
Comcast Corp.	1.00%	Credit Suisse International	9/20/17	A-	$1,400	6,758	549	6,209
UnitedHealth Group, Inc.	1.00%	Goldman Sachs Bank USA	9/20/17	A+	$1,200	5,785	(279)	6,064
Host Hotels & Resorts, Inc.	1.00%	Credit Suisse International	3/20/19	BBB	$ 825	12,761	(1,992)	14,753
American Tower Corp.	1.00%	Morgan Stanley & Co. International PLC	6/20/21	BBB-	$1,875	(30,789)	(64,919)	34,130
Total						$ 129	$(67,714)	$67,843

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Transactions in Options Written for the Year Ended March 31, 2017

	Calls		Puts
	Notional (000)	Premiums Received	Notional (000)	Premiums Received
Outstanding options, beginning of year	$ 17,740	$ 159,105	$ 17,740	$ 159,105
Options written	17,740	58,504	35,480	142,104
Options closed	(35,480)	(217,609)	(35,480)	(208,900)
Outstanding options, end of year	—	—	$ 17,740	$ 92,309

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$ 86,361	—	—	—	—	$ 86,361

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$ 38,008	—	$ 38,008
Options written	Options written at value	—	—	—	—	93,638	—	93,638
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$154,182	—	—	—	—	154,182
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	24,142	—	24,142
Total		—	$154,182	—	—	$155,788	—	$309,970

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

38	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Schedule of Investments (continued)	Series C Portfolio

For the year ended March 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(462,628)	—	$(462,628)
Options purchased[1]	—	—	—	—	(1,704)	—	(1,704)
Options written	—	—	—	—	22,273	—	22,273
Swaps	—	$(28,239)	—	—	(186,922)	—	(215,161)

Total	—	$(28,239)	—	—	$(628,981)	—	$(657,220)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(147,698)	—	$(147,698)
Options purchased[2]	—	—	—	—	56,820	—	56,820
Options written	—	—	—	—	(5,931)	—	(5,931)
Swaps	—	$(18,340)	—	—	196,226	—	177,886

Total	—	$(18,340)	—	—	$ 99,417	—	$ 81,077

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$39,066,953
Average notional value of contracts — short	$ 1,740,035
Options:
Average notional value of swaption contracts purchased	$31,045,000
Credit default swaps:
Average notional value — buy protection	$10,102,500
Average notional value — sell protection	$ 6,500,000
Interest rate swaps:
Average notional value — pays fixed rate	$ 9,433,750

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$ 18,774	$ 8,486
Options	—	93,638
Swaps — Centrally cleared	—	3,306
Swaps — OTC[1]	86,361	154,182

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$105,135	$259,612
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(18,774)	(11,792)

Total derivative assets and liabilities subject to an MNA	$ 86,361	$247,820

[1]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Credit Suisse International	$21,511	$(21,511)	—	—	—
Goldman Sachs Bank USA	14,608	(14,602)	—	—	$ 6
JPMorgan Chase Bank N.A.	16,112	(16,112)	—	—	—
Morgan Stanley Capital Services LLC	34,130	(34,130)	—	—	—

Total	$86,361	$(86,355)	—	—	$ 6

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	39

Schedule of Investments (concluded)	Series C Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$ 93,638	—	—	—	$ 93,638
Credit Suisse International	26,965	$(21,511)	—	—	5,454
Goldman Sachs Bank USA	14,602	(14,602)	—	—	—
JPMorgan Chase Bank N.A.	47,696	(16,112)	—	—	31,584
Morgan Stanley Capital Services LLC	64,919	(34,130)	—	—	30,789

Total	$247,820	$(86,355)	—	—	$161,465

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$413,276,711	—	$413,276,711
Short-Term Securities	$4,086,387	—	—	4,086,387

Total	$4,086,387	$413,276,711	—	$417,363,098

Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$67,843	—	$67,843
Liabilities:
Credit contracts	—	(76,271)	—	(76,271)
Interest rate contracts	$(38,008)	(117,780)	—	(155,788)

Total	$(38,008)	$(126,208)	—	$(164,216)

[1]	See above Schedule of Investments for values in each security type.
[2]

Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

During the year ended March 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

40	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Schedule of Investments March 31, 2017	Series E Portfolio
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.9%
Alabama Special Care Facilities Financing Authority-Birmingham, Methodist Home for the Aging Project, Series S, RB, 5.50%, 6/01/30	$500	$526,055
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Warrants, Series D, 6.50%, 10/01/53	1,000	1,172,050
State of Alabama Docks Department, Refunding RB, AMT, (AGM), Series A, 5.00%, 10/01/35	1,000	1,104,010

		2,802,115
Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A, 4.63%, 6/01/23	370	371,621
Arizona — 1.9%
Arizona IDA, Refunding RB, Basis Schools Projects, Series A:
5.00%, 7/01/26 (a)	300	316,806
5.13%, 7/01/37 (a)	605	615,430
City of Phoenix IDA:
RB, Legacy Traditional Schools Project, 5.00%, 7/01/46 (a)	570	570,063
Refunding RB, Basis Schools Projects, 5.00%, 7/01/45 (a)	140	140,364
Refunding RB, Basis Schools Projects, Series A, 5.00%, 7/01/35 (a)	45	45,451
Refunding RB, Basis Schools Projects, Series A, 5.00%, 7/01/46 (a)	50	50,097
Refunding RB, Legacy Traditional Schools Project, 5.00%, 7/01/35 (a)	300	303,414
Refunding RB, Legacy Traditional Schools Project, 5.00%, 7/01/45 (a)	100	100,059
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	500	578,295

		2,719,979
Arkansas — 0.4%
Pulaski County Public Facilities Board, RB:
5.00%, 12/01/39	230	251,556
5.00%, 12/01/42	250	272,905

		524,461
California — 12.9%
Banning Unified School District, GO, (AGM), Election 2016 Project, Series A, 4.00%, 8/01/46	1,100	1,099,945
California County Tobacco Securitization Agency:
RB, Asset-Backed, 5.45%, 6/01/28	500	506,975
RB, Asset-Backed, 5.60%, 6/01/36	405	412,011
RB, Asset-Backed, 5.70%, 6/01/46	760	760,540
Refunding RB, Asset-Backed, Merced County Project, Series A, 5.00%, 6/01/26	55	55,014
Refunding RB, Asset-Backed, Sonoma County Corp. Project, 5.00%, 6/01/26	275	274,640
Refunding RB, Asset-Backed, Sonoma County Corp. Project, 5.25%, 6/01/45	160	154,848
Refunding RB, Golden Gate Tobacco Project, Series A, 5.00%, 6/01/36	300	287,661
California Educational Facilities Authority, RB, Chapman University Project, 5.00%, 4/01/45	500	550,840
California Health Facilities Financing Authority RB, El Camino Hospital Project, 4.13%, 2/01/47	325	322,761

Municipal Bonds	Par (000)	Value
California (continued)
California Infrastructure & Economic Development Bank, Refunding RB, Academy Motion Picture Art Project, 4.00%, 11/01/45	$750	$756,900
California Municipal Finance Authority:
RB, John Adams Academics Project, 5.00%, 10/01/35	250	257,563
RB, John Adams Academics Project, 5.25%, 10/01/45	250	258,927
RB, Sycamore Academy Project, 5.63%, 7/01/44 (a)	150	151,809
Refunding RB, Community Medical Centers Project, Series A, 5.00%, 2/01/46	650	698,737
California Pollution Control Financing Authority, RB, AMT, 5.00%, 11/21/45 (a)	1,020	1,056,322
California School Finance Authority, RB:
Alliance College-Ready Public Schools Project, 5.00%, 7/01/51 (a)	300	308,139
Alta Public Schools Project, Series A, 6.75%, 11/01/45 (a)	250	269,070
California Statewide Communities Development Authority:
RB, Loma Linda University Medical Center Project, Series A, 5.25%, 12/01/56 (a)	320	338,336
Refunding RB, (AGM), 5.00%, 11/15/49	500	553,340
Refunding RB, 899 Charleston Project, Series A, 5.25%, 11/01/44	250	253,657
California Statewide Financing Authority, RB, Asset-Backed:
Series A, 6.00%, 5/01/43	85	85,372
Series B, 5.63%, 5/01/29	120	120,826
Series B, 6.00%, 5/01/43	315	316,134
City of Irvine, Community Facilities District No. 2013-3, (Great Park) Improvement Area No. 1, Special Tax Bonds, 5.00%, 9/01/44	250	265,625
City of Los Angeles Department of Airports, RB, AMT, Los Angeles International Airport Project, 5.00%, 5/15/46	1,000	1,110,460
City of Roseville, CDF No. 1, Special Tax Bonds, 5.00%, 9/01/44	500	523,730
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior, Series A-1:
5.00%, 6/01/33	350	349,961
5.13%, 6/01/47	520	510,021
5.75%, 6/01/47	985	984,862
Lancaster Redevelopment Agency Successor Agency, Refunding Tax Allocation Bonds, (AGM), Combined Redevelopment Project, 5.00%, 8/01/33	1,200	1,352,748
Norman Y Mineta San Jose International Airport, Refunding RB:
AMT, Series A, 5.00%, 3/01/35	500	559,115
Series B, 5.00%, 3/01/42	500	565,795
Oakland Unified School District, GO, Series A, 5.00%, 8/01/40	350	395,203
Riverside County Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	500	570,745
San Francisco City & County Redevelopment Agency, Tax Allocation Bonds, Mission Bay’s Redevelopment Project, Sub-Series D, 0.00%, 8/01/31 (a)(b)	580	254,956
Tobacco Securitization Authority of Southern California, Refunding RB, Senior, Series A-1: 5.00%, 6/01/37	970	969,932

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	41

Schedule of Investments (continued)	Series E Portfolio

Municipal Bonds	Par (000)	Value
California (continued)
5.13%, 6/01/46	$575	$571,084

		18,834,604
Colorado — 1.6%
Colorado Educational & Cultural Facilities Authority, Refunding RB, Charter School-University Project, 5.00%, 12/15/45 (a)	500	493,210
Colorado Health Facilities Authority, Refunding RB:
Sunny Vista Living Center Project, Series A, 6.13%, 12/01/45 (a)	130	135,077
Sunny Vista Living Center Project, Series A, 6.25%, 12/01/50 (a)	130	135,818
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.75%, 12/01/45	500	511,160
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	925	1,010,137

		2,285,402
Connecticut — 0.5%
Mohegan Tribal Finance Authority, RB, 7.00%, 2/01/45 (a)	215	224,140
Mohegan Tribe of Indians of Connecticut:
RB, Series A, 6.75%, 2/01/45 (a)	110	114,425
Refunding RB, Priority District Project, Series C, 6.25%, 2/01/30 (a)	330	348,830

		687,395
Delaware — 0.7%
Delaware State EDA:
RB, Exempt Facility Indian River Power Project, 5.38%, 10/01/45	505	523,877
Refunding RB, (AGM), Delaware State University Project, 4.00%, 10/01/39	515	518,708

		1,042,585
Florida — 3.6%
Babcock Ranch Community Independent Special District, Special Assessment Bonds, 4.25%, 11/01/21	340	339,289
Brevard County Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/39	500	534,355
Cape Coral Health Facilities Authority, Refunding RB, Senior Housing Gulf Care Project, 5.88%, 7/01/40 (a)	250	262,120
Capital Trust Agency, Inc., RB, Gardens Apartments Project, Series A, 5.00%, 7/01/50	500	505,690
Celebration Pointe Community Development District, Special Assessment Bonds, 5.13%, 5/01/45	250	243,990
Florida Development Finance Corp., RB, Renaissance Charter School Project, Series A, 6.13%, 6/15/44	45	45,138
Greater Orlando Aviation Authority, Refunding RB, AMT, Special Purpose JetBlue Airway Project, 5.00%, 11/15/36	250	257,083
Hillsborough County Aviation Authority, Refunding RB, AMT, Tampa International Project, Series A, 5.00%, 10/01/44	350	381,959
Lakewood Ranch Stewardship District, Special Assessment Bonds:
4.88%, 5/01/35	250	250,735
Village of Lakewood Ranch Project, Series S, 4.00%, 5/01/21	100	100,710
Village of Lakewood Ranch Project, Series S, 5.13%, 5/01/46	170	169,101

Municipal Bonds	Par (000)	Value
Florida (continued)
Miami Health Facilities Authority, Refunding RB, Miami Jewish Health Systems Obligation Project:
5.13%, 7/01/38	$500	$526,660
5.13%, 7/01/46	390	407,854
Orange County Health Facilities Authority:
RB, Presbyterian Retirement Community Project, 5.00%, 8/01/35	250	262,670
Refunding RB, Presbyterian Retirement Community Project, 5.00%, 8/01/41	695	738,632
Trout Creek Community Development District, Special Assessment Bonds, 5.63%, 5/01/45	250	244,635

		5,270,621
Georgia — 0.2%
Gainesville & Hall County Hospital Authority, Refunding RB, North East Georgia Health Systems, Inc. Project, 5.50%, 8/15/54	250	288,393
Hawaii — 0.1%
State of Hawaii Department of Budget & Finance, Refunding RB, 5.00%, 1/01/45 (a)	220	210,753
Illinois — 3.8%
City of Chicago, GO, Refunding, Series A:
5.00%, 1/01/36	250	234,913
6.00%, 1/01/38	275	285,662
City of Chicago, O’Hare International Airport Revenue, Refunding RB:
Senior Lien, Series D, 5.00%, 1/01/39	260	280,701
Series D, 5.00%, 1/01/46	1,000	1,091,770
City of Chicago, Wastewater Transmission Revenue, Refunding RB, Second Lien, Series C, 5.00%, 1/01/39	500	530,610
Illinois Finance Authority, Refunding RB:
Lutheran Home & Services Project, 5.50%, 5/15/30	500	519,375
Presence Health Network Project, Series C, 5.00%, 2/15/41	650	671,977
Senior, Rogers Park Montessori School Project, 6.13%, 2/01/45	150	155,354
Metropolitan Pier & Exposition Authority:
RB, McCormick Place Expansion Project, Series 2015A, 5.50%, 6/15/53	390	410,896
Refunding RB, McCormick Project, Series B-2, 5.00%, 6/15/50	500	503,790
Refunding RB, McCormick Project, Series B-2, 5.25%, 6/15/50	350	356,790
State of Illinois, GO:
5.00%, 2/01/39	300	299,190
5.00%, 5/01/39	275	274,260

		5,615,288
Indiana — 1.7%
City of Vincennes, Refunding RB, Southwest Industrial Regional Youth Village Factory Project, 6.25%, 1/01/29 (a)	485	461,560
County of Allen RB, StoryPoint Fort Wayne Project:
6.63%, 1/15/34 (a)	100	101,889
6.75%, 1/15/43 (a)	200	203,770
6.88%, 1/15/52 (a)	120	122,257
Indiana Finance Authority:
RB, AMT, Private Activity Bond, Ohio River Bridges East End Crossing Project, 5.25%, 1/01/51	1,000	1,064,530
Refunding RB, Marquette Project, 4.75%, 3/01/32	270	268,280

See Notes to Financial Statements.

42	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Schedule of Investments (continued)	Series E Portfolio

Municipal Bonds	Par (000)	Value
Indiana (continued)
Town of Chesterton RB, StoryPoint Chesterton Project, Series A, 6.38%, 1/15/51 (a)	$265	$262,535

		2,484,821
Iowa — 0.8%
Iowa Finance Authority Refunding RB, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	750	754,867
5.25%, 12/01/25	310	312,945
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.50%, 6/01/42	185	184,985

		1,252,797
Louisiana — 1.2%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Projects, Series C, 7.00%, 9/15/44 (a)	475	482,310
Parish of St. John the Baptist RB, Marathon Oil Corp. Projects, Series A, 5.13%, 6/01/37	1,235	1,239,298

		1,721,608
Maryland — 0.7%
Anne Arundel County Consolidated Special Taxing District, Special Tax Bonds, Villages at 2 Rivers Project, 5.25%, 7/01/44	250	248,650
County of Frederick, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	150	163,455
Maryland Economic Development Corp., Refunding RB, University of Maryland Project, 5.00%, 7/01/39	100	106,240
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Meritus Medical Center Project, 5.00%, 7/01/40	500	536,625

		1,054,970
Massachusetts — 3.8%
Massachusetts Development Finance Agency:
RB, Baystate Medical Center Project, Series N, 5.00%, 7/01/44	500	543,295
RB, Emerson College Project, Series A, 5.00%, 1/01/47	500	536,250
RB, Green Bonds, Boston Medical Center Project, 5.00%, 7/01/44	480	502,080
RB, Seven Hills Foundation & Affiliates Project, 5.00%, 9/01/35	250	260,250
RB, Seven Hills Foundation & Affiliates Project, 5.00%, 9/01/45	335	343,921
RB, University of Massachusetts Boston Student Housing Project, 5.00%, 10/01/48	1,000	1,059,730
Refunding RB, Covanta Energy Project, Series B, 4.88%, 11/01/42 (a)	350	350,529
Refunding RB, Emmanuel College Project, Series A, 5.00%, 10/01/35	750	816,217
Refunding RB, Suffolk University Project, 4.00%, 7/01/39	170	165,835
Massachusetts Housing Finance Agency, Refunding RB, AMT, Series A, 4.50%, 12/01/47	1,015	1,027,982

		5,606,089
Michigan — 2.0%
Michigan Finance Authority, Refunding RB:
AMT, Senior Lien, Detroit Water & Sewerage Department Project, 5.00%, 7/01/44	250	261,717
Henry Ford Health System Project, 4.00%, 11/15/46	780	761,428
Michigan Tobacco Settlement Finance Authority, RB, Turbo Project, Series A, 6.88%, 6/01/42	500	503,370

Municipal Bonds	Par (000)	Value
Michigan (continued)
Wayne County Airport Authority, RB:
AMT, Detroit Metropolitan Wayne County Airport Project, 5.00%, 12/01/39	$250	$268,230
Detroit Metropolitan Wayne County Airport Project, Series B, 5.00%, 12/01/44	500	541,285
Series D, 5.00%, 12/01/40	500	544,700

		2,880,730
Minnesota — 1.1%
City of Brooklyn Park, RB, Athlos Leadership Academy Project, 5.25%, 7/01/30	350	348,320
City of Deephaven, Refunding RB, Eagle Ridge Academy Project, Series 2015A, 5.25%, 7/01/37	605	621,244
City of Ham Lake, RB, DaVinci Academy Project, Series A:
5.00%, 7/01/36	100	97,104
5.00%, 7/01/47	270	254,351
Housing & Redevelopment Authority of the City of St. Paul Minnesota, RB, Hmong College Prep Academy Project, Series E, 5.50%, 9/01/36	310	310,887

		1,631,906
Missouri — 0.9%
Kansas City IDA, Refunding RB, Kansas City United Methodist Church Project:
5.75%, 11/15/36 (a)	220	211,875
6.00%, 11/15/46 (a)	155	150,561
6.00%, 11/15/51 (a)	100	95,260
Plaza at Noah’s Ark Community Improvement District, Refunding Tax Allocation Bonds, 5.00%, 5/01/35	400	392,060
St Louis County IDA, Refunding RB, Nazareth Living Center Project, 4.15%, 8/15/21	500	499,545

		1,349,301
Montana — 1.4%
City of Billings Sewer System, RB, 5.00%, 7/01/33	365	427,583
Montana Board of Housing, RB, State Single Family Housing Project, Series A-2:
3.95%, 12/01/37	1,450	1,467,400
4.00%, 12/01/45	225	226,969

		2,121,952
Nebraska — 0.4%
Douglas County Hospital Authority No. 3, Refunding RB, Health Facilities NE Methodist Hospital Project, 5.00%, 11/01/45	500	535,630
New Jersey — 7.7%
Casino Reinvestment Development Authority, Refunding RB:
5.00%, 11/01/22	850	903,779
5.25%, 11/01/39	250	251,230
5.25%, 11/01/44	560	560,319
Essex County Improvement Authority, RB, AMT, 5.25%, 7/01/45 (a)	250	249,430
New Jersey EDA:
RB, AMT, Continental Airlines, Inc. Project, 4.88%, 9/15/19	650	671,697
RB, AMT, Kapkowski Road Landfill Project, Series 1998 B-MB, 6.50%, 4/01/31	100	113,264
RB, AMT, Private Activity — The Goethals Project, 5.38%, 1/01/43	500	543,120
RB, Leap Academy Charter School Project, Series A, 6.20%, 10/01/44	150	148,632

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	43

Schedule of Investments (continued)	Series E Portfolio

Municipal Bonds	Par (000)	Value
New Jersey (continued)
RB, Provident Group-Kean Properties Project, 5.00%, 7/01/32	$200	$214,668
RB, Series WW, 5.25%, 6/15/40	1,000	1,015,240
Refunding RB, Charter, Greater Brunswick Project, Series A, 6.00%, 8/01/49 (a)	250	246,117
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Barnabas Health Obligated Project, 5.00%, 7/01/43	495	542,961
Barnabas Health Obligated Project, 4.25%, 7/01/44	395	405,396
Barnabas Health Obligated Project, 5.00%, 7/01/44	220	238,319
St. Joseph’s Healthcare System Obligated Project, 5.00%, 7/01/41	1,250	1,317,100
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/43	1,000	1,096,950
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Notes, Series A-1, 5.00%, 6/15/28	1,700	1,808,664
Transportation Program, Series AA, 5.00%, 6/15/38	325	325,270
Transportation Program, Series AA, 5.25%, 6/15/41	205	208,124
Tobacco Settlement Financing Corp., Refunding RB, Series 1A, 5.00%, 6/01/41	450	437,607

		11,297,887
New Mexico — 0.2%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 7/01/42	325	345,644
New York — 10.8%
Build NYC Resource Corp.:
RB, 5.50%, 11/01/44	250	249,635
Refunding RB, AMT, Pratt Paper, Inc. Project, 5.00%, 1/01/35 (a)	285	300,145
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 6/01/48	1,000	1,020,450
County of Cattaraugus, RB, St. Bonaventure University Project, 5.00%, 5/01/44	195	205,688
Dutchess County Industrial Development Agency, Refunding RB, Bard College Civic Facility Project, Series A-1, 5.00%, 8/01/46	530	437,711
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset Backed, Series A, 5.00%, 6/01/45	495	478,071
Hempstead Town Local Development Corp., RB, Molloy College Project, 5.00%, 7/01/44	500	529,230
MTA Hudson Rail Yards Trust Obligations, RB, Series A, 5.00%, 11/15/56	1,775	1,909,208
Nassau County Tobacco Settlement Corp, Refunding RB, Asset-Backed, Series A-3, 5.13%, 6/01/46	240	229,529
New York Counties Tobacco Trust IV, Refunding RB, Series A:
6.25%, 6/01/41 (a)	550	571,131
5.00%, 6/01/42	915	866,688
5.00%, 6/01/45	225	214,155
New York Counties Tobacco Trust VI, Refunding RB, 5.00%, 6/01/51	365	373,713
New York Liberty Development Corp.:
Refunding RB, Class 1-3 World Trade Center Project, 5.00%, 11/15/44 (a)	1,000	1,045,170
Refunding RB, Class 2-3 World Trade Center Project, 5.38%, 11/15/40 (a)	150	162,098

Municipal Bonds	Par (000)	Value
New York (continued)
Refunding RB, Class 3-3 World Trade Center Project, 7.25%, 11/15/44 (a)	$100	$118,209
New York State Dormitory Authority, Refunding RB, Orange Regional Medical Center Project, 5.00%, 12/01/35 (a)	215	230,205
New York Transportation Development Corp.:
RB, AMT, Laguardia Airport Term B Redevelopment Project, Series A, 5.00%, 7/01/41	1,470	1,554,995
RB, AMT, Laguardia Airport Term B Redevelopment Project, Series A, 5.25%, 1/01/50	835	895,512
Refunding RB, AMT, American Airlines, Inc. Project, 5.00%, 8/01/20	400	430,836
Refunding RB, AMT, American Airlines, Inc. Project, 5.00%, 8/01/21	200	219,148
Town of Oyster Bay, GO, BAN, Series A, 3.50%, 6/01/18	675	679,948
Westchester County Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	347	364,414
Westchester County Local Development Corp., Refunding RB:
Kendal on the Hudson Project, 5.00%, 1/01/34	900	962,937
Wartburg Senior Housing Project, Series A, 5.00%, 6/01/30 (a)	250	248,553
Westchester Tobacco Asset Securitization, Refunding RB, Sub-Series C:
4.00%, 6/01/42	1,000	999,170
5.13%, 6/01/51	500	503,115

		15,799,664
North Carolina — 0.4%
North Carolina Department of Transportation, RB, AMT, Hot Lanes Project, Series 1- 77, 5.00%, 6/30/54	115	120,200
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Galloway Ridge Project, Series A, 5.25%, 1/01/41	250	253,668
Town of Mooresville, Special Assessment Bonds, 5.38%, 3/01/40 (a)	250	246,007

		619,875
Ohio — 1.8%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Series A-2, 5.88%, 6/01/47	1,000	956,840
County of Franklin, RB, OPRS Communities Obligation Group Project, Series S, 6.13%, 7/01/40	585	640,692
County of Hamilton, RB, Improvement, Life Enriching Community Project, 5.00%, 1/01/46	305	314,351
Port of Greater Cincinnati Development Authority, RB, Colonial Village/Athens Garden Project, 5.00%, 12/01/40	335	334,055
State of Ohio, RB, AMT, Portsmouth Bypass Project, 5.00%, 6/30/53	370	388,855

		2,634,793
Oklahoma — 4.4%
Norman Regional Hospital Authority, Refunding RB, 5.00%, 9/01/37	2,900	3,130,318
Oklahoma Development Finance Authority, RB, Provident Oklahoma Education Resources, Inc. — Cross Village Student Housing Project, 5.00%, 8/01/47	1,500	1,595,790

See Notes to Financial Statements.

44	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Schedule of Investments (continued)	Series E Portfolio

Municipal Bonds	Par (000)	Value
Oklahoma (continued)
Tulsa Airports Improvement Trust, Refunding RB, AMT, American Airlines Project, 5.00%, 6/01/35 (c)	$615	$646,943
Tulsa County Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/45	965	1,020,266

		6,393,317
Oregon — 0.6%
Clackamas County School District No. 12 North Clackamas, GO, Series A, 0.00%, 6/15/38 (b)	275	108,817
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Mirabella at South Waterfront Project, 5.50%, 10/01/49	150	158,064
Polk County Hospital Facility Authority, RB, Dallas Retirement Village Project, Series A, 5.38%, 7/01/45	250	251,500
Yamhill County Hospital Authority, Refunding RB, Friendsview Retirement Community Project, Series S, 5.00%, 11/15/36	300	310,410

		828,791
Pennsylvania — 4.6%
Lancaster County Hospital Authority, Refunding RB, St. Anne’s Retirement Community Project, 5.00%, 4/01/33	250	252,643
Montgomery County IDA:
First Mortgage RB, NHS III Properties Project, 6.50%, 10/01/37	220	220,196
Refunding RB, Albert Einstein Healthcare Project, 5.25%, 1/15/45	500	526,390
Refunding RB, Whitemarsh Continuing Care Retirement Community Project, 5.38%, 1/01/50	170	167,919
Moon IDA, Refunding RB, Baptist Homes Society Project, 6.00%, 7/01/45	250	254,855
Northampton County IDA, Tax Allocation Bonds, Route 33 Project, 7.00%, 7/01/32	150	172,056
Pennsylvania Economic Development Financing Authority:
RB, AMT, The Pennsylvania Rapid Bridge Replacement Project, 5.00%, 6/30/42	1,625	1,746,907
Refunding RB, AMT, National Gypson Co. Project, 5.50%, 11/01/44	500	530,155
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Widener University Project, 5.00%, 7/15/38	250	265,658
Pennsylvania Turnpike Commission, RB:
Series B, 5.25%, 12/01/44	1,000	1,105,400
Sub-Series A, 5.50%, 12/01/42	660	756,353
Philadelphia Authority for Industrial Development, Refunding RB, First Series 2015, 5.00%, 4/01/45	500	553,780
Philadelphia Hospitals & Higher Education Facilities Authority, RB, Temple University Health System Project, Series A, 5.63%, 7/01/42	130	138,865

		6,691,177
Puerto Rico — 1.5%
Children’s Trust Fund, Refunding RB, Asset-Backed:
5.50%, 5/15/39	310	310,527
5.63%, 5/15/43	970	970,514
Commonwealth of Puerto Rico:
GO, Refunding, Series A, 8.00%, 7/01/35 (d)(e)	380	236,075
GO, Refunding, Series A, 5.50%, 7/01/39 (d)(e)	145	85,550
GO, Series A, 6.00%, 7/01/38 (d)(e)	160	94,400

Municipal Bonds	Par (000)	Value
Puerto Rico (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
6.13%, 7/01/24	$85	$68,349
6.00%, 7/01/38	215	164,610
6.00%, 7/01/44	355	269,992

		2,200,017
Rhode Island — 1.6%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/35	400	419,932
Series A, 5.00%, 6/01/40	100	104,352
Series B, 4.50%, 6/01/45	750	721,005
Series B, 5.00%, 6/01/50	1,040	1,050,348

		2,295,637
South Carolina — 1.9%
South Carolina Ports Authority, RB, AMT:
5.00%, 7/01/45	250	269,593
5.25%, 7/01/55	500	541,870
South Carolina State Public Service Authority:
RB, Obligations, Series A, 5.50%, 12/01/54	1,000	1,075,660
Refunding RB, Series E, 5.25%, 12/01/55	900	962,307

		2,849,430
Tennessee — 0.7%
Chattanooga-Hamilton County Hospital Authority, Refunding RB, 5.00%, 10/01/44	250	260,793
Knox County Health Educational & Housing Facility Board, Refunding RB, Facilities Board-University Health Project, 5.00%, 4/01/36	690	748,781

		1,009,574
Texas — 4.7%
Bexar County Health Facilities Development Corp., Refunding RB, Army Retirement Residence Foundation Project, 5.00%, 7/15/26	250	282,623
Central Texas Regional Mobility Authority, RB, Senior Lien:
6.25%, 1/01/46	175	205,056
Series A, 5.00%, 1/01/45	500	542,125
Central Texas Turnpike System, Refunding RB, Series C:
5.00%, 8/15/37	200	217,172
5.00%, 8/15/42	250	270,290
City of Houston Airport System:
RB, AMT, Series B-1, 5.00%, 7/15/35	100	104,902
Refunding RB, AMT, Series C, 5.00%, 7/15/20	140	147,014
Refunding RB, AMT, United Airlines, Inc. Project, 4.75%, 7/01/24	500	531,425
Refunding RB, AMT, United Airlines, Inc. Project, 5.00%, 7/01/29	500	527,015
City of San Antonio Airport System, RB, AMT, 5.00%, 7/01/45	500	541,755
County of Hays, Special Assessment Bonds, La Cima Import District Project, 7.00%, 9/15/45	250	246,500
Fort Bend County Industrial Development Corp., RB, NRG Energy, Inc. Project, Series B, 4.75%, 11/01/42	570	576,469
Mesquite Health Facility Development Corp., Refunding RB, Christian Care Centers, Inc. Project, 5.13%, 2/15/42	250	254,403
New Hope Cultural Education Facilities Corp.:

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	45

Schedule of Investments (continued)	Series E Portfolio

Municipal Bonds	Par (000)	Value
Texas (continued)
RB, Wesleyan Homes, Inc. Project, 5.50%, 1/01/49	$250	$252,487
Refunding RB, Jubilee Academic Center Project, Series A, 4.00%, 8/15/26 (a)	775	748,479
Newark Higher Education Finance Corp., RB, Christian Schools, Inc. Project, Series A, 5.50%, 8/15/35 (a)	250	248,270
North Texas Tollway Authority, Refunding RB, Series B, 5.00%, 1/01/40	250	275,938
Tarrant County Cultural Education Facilities Finance Corp.:
RB, Buckingham Senior Living Community Project, 5.50%, 11/15/45	350	360,385
Refunding RB, Barton Creek Senior Living Center Project, 4.75%, 11/15/35	250	256,055
Refunding RB, Trinity Terrace Project, 5.00%, 10/01/49	250	259,353

		6,847,716
Utah — 0.7%
Utah Charter School Finance Authority RB:
Early Light Academy Project, 5.13%, 7/15/49 (a)	545	545,888
Spectrum Academy Project, 6.00%, 4/15/45 (a)	500	516,625

		1,062,513
Virginia — 2.2%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 3/01/26	120	117,928
5.13%, 3/01/31	230	224,301
Cherry Hill Community Development Authority, Special Assessment Bonds, Potomac Shores Project, 5.40%, 3/01/45 (a)	250	256,757
Chesapeake Bay Bridge & Tunnel District, RB, 5.00%, 7/01/51	810	887,144
Fairfax County EDA, RB, Vinson Hall LLC Project, Series A, 5.00%, 12/01/42	400	404,264
Lower Magnolia Green Community Development Authority, Special Assessment Bonds:
5.00%, 3/01/35 (a)	245	247,190
5.00%, 3/01/45 (a)	100	100,106
Tobacco Settlement Financing Corp., RB, Senior, Series B1, 5.00%, 6/01/47	680	625,110
Virginia College Building Authority:
RB, Green Bonds, Marymount University Project, 5.00%, 7/01/45 (a)	250	253,865
Refunding RB, Marymount University Project, Series A, 5.00%, 7/01/45 (a)	100	101,546

		3,218,211
Washington — 0.8%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 9/01/42	250	255,263
King County Public Hospital District No. 4, GO, Refunding:
Improvement, Snoqualmie Valley Hospital Project, 7.00%, 12/01/40	200	212,434
Series A, 5.00%, 12/01/30	200	198,812
Port of Seattle RB, AMT, Series C, 5.00%, 4/01/40	250	273,685
Washington State Housing Finance Commission, Refunding RB, Skyline 1st Hill Project, 6.00%, 1/01/45 (a)	210	203,771

		1,143,965

Municipal Bonds	Par (000)	Value
Wisconsin — 1.9%
Public Finance Authority:
RB, Fund for Affordable Housing, North Carolina & Missouri Portfolio, Series A, 5.00%, 12/01/45	$340	$344,995
RB, Fund for Affordable Housing, North Carolina & Missouri Portfolio, Series A, 5.15%, 12/01/50	210	214,043
RB, Voyager Foundation, Inc. Project, Series A, 5.13%, 10/01/45	150	150,642
Refunding RB, AMT, Celanese Project, Series C, 4.30%, 11/01/30	100	100,251
Refunding RB, AMT, Senior Obligation Group Project, 5.00%, 7/01/42	750	768,367
Refunding RB, Celanese Project, Series D, 4.05%, 11/01/30	100	97,798
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert Health, Inc. Project, 4.00%, 4/01/39	915	909,693
Wisconsin Housing & Economic Development Authority, RB, WHPC Madison Pool Project, Series A, 4.55%, 7/01/37	165	166,607

		2,752,396
Total Municipal Bonds — 88.3%		129,283,628

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Illinois — 1.3%
Illinois State Toll Highway Authority RB:
Series A, 5.00%, 1/01/40	660	726,412
Series C, 5.00%, 1/01/38	1,000	1,097,823

		1,824,235
New York — 5.2%
City of New York Housing Development Corp., RB, Series D-1-B, 4.25%, 11/01/45	1,000	1,016,562
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,500	1,687,830
New York State Dormitory Authority Personal Income Tax Revenue, Refunding RB, Series E, 5.00%, 3/15/36	3,330	3,797,399
Port Authority of New York & New Jersey Refunding, RB, 194th Series, 5.25%, 10/15/55	1,000	1,139,372

		7,641,163
North Carolina — 0.8%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	1,000	1,122,750
Washington — 1.0%
Snohomish County Public Utilities District No. 1, RB, 5.00%, 12/01/45	1,340	1,487,624
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 8.3%		12,075,772
Total Long-Term Investments (Cost — $139,541,363) — 96.6%		141,359,400

See Notes to Financial Statements.

46	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Schedule of Investments (continued)	Series E Portfolio

Short-Term Securities	Shares	Value
Money Market Fund — 11.2%
Dreyfus AMT-Free Tax Exempt Cash Management, Institutional Class, 0.67% (g)	16,294,661	$16,294,661

Municipal Bonds	Par (000)
New York — 0.2%
Town of Oyster Bay, GO:
BAN, Series B, 3.50%, 2/02/18	$115	115,999
Refunding, BAN, Series D, 3.88%, 6/28/17	220	220,416

		336,415
Total Municipal Bonds — 0.2%		336,415
Total Short-Term Securities (Cost — $16,631,114) — 11.4%		16,631,076

Value
Total Investments (Cost — $156,172,477) —108.0%	$157,990,476
Liabilities in Excess of Other Assets — (3.4)%	(4,995,267)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.5)%	(6,649,036)

Net Assets — 100.0%	$146,346,173

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

(c)	Variable rate security. Rate as of period end.

(d)	Issuer filed for bankruptcy and/or is in default.

(e)	Non-income producing security.

(f)	Represents bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(36)	U.S. Treasury Bonds (30 Year)	June 2017	$5,430,375	$ 2,124
(44)	U.S. Treasury Notes (10 Year)	June 2017	$5,480,750	1,395
(1)	U.S. Treasury Notes (5 Year)	June 2017	$117,727	(1,157)
(15)	U.S. Ultra Treasury Bonds	June 2017	$2,409,375	(2,364)
Total				$ (2)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$3,519	—	$3,519
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$3,521	—	$3,521

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	47

Schedule of Investments (concluded)	Series E Portfolio

For the year ended March 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$384,640	—	$384,640

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$ (24,965)	—	$ (24,965)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short							$7,983,142

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$141,359,400	—	$141,359,400
Short-Term Securities	$16,294,661	336,415	—	16,631,076

Total	$16,294,661	$141,695,815	—	$157,990,476

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$3,519	—	—	$3,519
Liabilities:
Interest rate contracts	(3,521)	—	—	(3,521)
Total	$(2)	—	—	$(2)

[1]	See above Schedule of Investments for values in each security type.

[2]	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $6,625,000 are categorized as Level 2 within the disclosure hierarchy.

During the year ended March 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

48	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Schedule of Investments March 31, 2017	Series M Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Invitation Homes Trust, Series 2014-SFR3, Class A, 1.97%, 12/17/31 (a)(b)	$596	$596,513
Progress Residential Trust, Series 2015-SFR2, Class A, 2.74%, 6/12/32 (a)	1,385	1,378,364
SMB Private Education Loan Trust, Series 2015-C, Class A3, 2.86%, 8/16/32 (a)(b)	1,000	1,051,416
Tricon American Homes Trust, Series 2015-SFR1, Class A, 2.02%, 5/17/32 (a)(b)	1,112	1,110,724
Total Asset-Backed Securities — 0.7%		4,137,017

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 4.5%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class B, 4.37%, 9/15/48 (b)	2,600	2,727,816
Bancorp Commercial Mortgage Trust, Series 2016-CRE1, Class A, 2.20%, 11/15/33 (a)(b)	640	641,502
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4, 5.69%, 6/11/50 (b)	8,019	8,075,807
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 2.27%, 7/05/33 (a)(b)	2,600	2,604,075
CCRESG Commercial Mortgage Trust:
Series 2016-HEAT, Class A, 3.36%, 4/10/29 (a)	1,750	1,756,041
Series 2016-HEAT, Class D, 5.49%, 4/10/29 (a)(b)	1,330	1,302,988
Chicago Skyscraper Trust, Series 2017-SKY, Class D, 3.16%, 4/15/30 (a)(b)	2,190	2,190,000
Credit Suisse Mortgage Capital Certificates, Series 2016-MFF, Class A, 2.37%, 11/15/33 (a)(b)	570	571,320
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX, 3.38%, 12/15/34 (a)(b)	3,600	3,636,471
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2017-JPS, Class D, 4.80%, 3/15/50 (a)(b)	1,860	1,755,361
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class A, 2.61%, 7/15/36 (a)(b)	700	703,507
LMREC, Inc., Series 2016-CRE2, Class A, 2.48%, 11/24/31 (a)(b)	620	618,624
Morgan Stanley Capital I Trust, Series 2017-PRME, Class D, 4.17%, 2/15/34 (a)(b)	610	610,160

		27,193,672
Interest Only Commercial Mortgage-Backed Securities — 1.8%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, 0.92%, 9/15/48 (b)	1,770	101,629
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.77%, 5/10/58 (b)	5,521	631,897
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class XA, 1.06%, 7/10/47 (b)	2,735	162,339

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust:
Series 2014-CR14, Class XA, 0.83%, 2/10/47 (b)	$3,477	$111,414
Series 2015-CR24, Class XA, 0.87%, 8/10/48 (b)	7,174	389,151
Series 2015-CR25, Class XA, 0.96%, 8/10/48 (b)	13,738	823,074
Series 2015-LC21, Class XA, 0.86%, 7/10/48 (b)	9,846	425,564
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.81%, 2/10/34 (a)(b)	22,150	775,153
Series 2015-TEXW, Class XA, 0.77%, 2/10/34 (a)(b)	18,600	621,848
Series 2015-WEST, Class XA, 0.93%, 2/10/37 (a)(b)	9,300	572,685
Credit Suisse Mortgage Capital Certificates, Series 2014-USA, Class X1, 0.55%, 9/15/37 (a)(b)	26,000	990,600
DBJPM Mortgage Trust, Series 2016-C1, Class XA, 1.50%, 5/10/49 (b)	8,361	847,152
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (a)(b)	136,732	539,516
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.15%, 4/10/47 (b)	875	47,008
JPMBB Commercial Mortgage Securities Trust:
Series 2015-C27, Class XA, 1.37%, 2/15/48 (b)	23,810	1,653,939
Series 2015-C28, Class XA, 1.19%, 10/15/48 (b)	17,109	989,055
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C18, Class XA, 0.97%, 10/15/47 (b)	1,377	49,356
Series 2016-C29, Class XA, 1.66%, 5/15/49 (b)	3,377	365,093
Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class XA, 1.81%, 3/15/59 (b)	3,867	421,465

		10,517,938
Total Non-Agency Mortgage-Backed Securities — 6.3%		37,711,610

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.4%
Fannie Mae, Series 2011-8, Class ZA, 4.00%, 2/25/41	2,558	2,694,098
Collateralized Mortgage Obligations — 0.9%
Freddie Mac, Series 4253, Class DZ, 4.75%, 9/15/43	1,225	1,297,031
Ginnie Mae:
Series 2014-107, Class WX, 0.59%, 7/20/39 (b)	1,395	1,628,941
Series 2014-12, Class ZA, 3.00%, 1/20/44	1,319	1,258,356
Series 2014-62, Class Z, 3.00%, 4/20/44	1,091	1,038,852

		5,223,180

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	49

Schedule of Investments (continued)	Series M Portfolio

U.S. Government Sponsored Agency Securities	Par (000)	Value
Commercial Mortgage-Backed Securities — 2.0%
Fannie Mae, Series, 2015-M1, Class A2, 2.53%, 9/25/24	$12,000	$11,861,596
Interest Only Collateralized Mortgage Obligations — 0.0%
Ginnie Mae:
Series 2015-152, Class PI, 4.00%, 10/20/45	287	39,405
Series 2016-82, Class IM, 4.00%, 2/01/46	74	9,512
Series 2016-82, Class WI, 4.00%, 2/20/46	142	19,259

		68,176
Interest Only Commercial Mortgage-Backed Securities — 0.8%
Fannie Mae, Series 2012-M9, Class X1, 4.17%, 12/25/17 (b)	3,606	35,880
Freddie Mac:
Series K041, Class X1, 0.56%, 10/25/24 (b)	13,625	481,663
Series K042, Class X1, 1.06%, 12/25/24 (b)	4,060	270,772
Series K718, Class X1, 0.65%, 1/25/22 (b)	2,210	57,353
Series KC01, Class X1, 0.71%, 12/25/22 (b)	7,483	202,306
Ginnie Mae:
Series 2016-113, Class IO, 1.19%, 2/16/58 (b)	7,149	643,884
Series 2016-137, Class IO, 0.95%, 10/16/56 (b)	5,958	464,985
Series 2016-140, Class IO, 0.94%, 5/16/58 (b)	5,862	449,062
Series 2016-143, Class IO, 0.98%, 10/16/56 (b)	5,475	445,009
Series 2016-152, Class IO, 0.99%, 8/15/58 (b)	17,380	1,446,342
Series 2017-35, Class IO, 0.71%, 5/16/59 (b)	2,632	186,059

		4,683,315
Mortgage-Backed Securities — 157.9%
Fannie Mae Mortgage-Backed Securities:
2.00%, 4/01/32 (c)	1,500	1,459,687
2.50%, 4/01/30-4/01/32 (c)	21,608	21,652,970
3.00%, 5/01/29-4/01/47 (c)	186,810	186,592,490
3.50%, 9/01/28-4/01/47 (c)	199,920	205,041,695
4.00%, 2/01/29-4/01/47 (c)	98,940	104,256,355
4.50%, 5/01/24-4/01/47 (c)	25,857	27,765,224
5.00%, 2/01/35-4/01/47 (c)	20,953	22,913,939
5.50%, 5/01/34-3/01/40	6,748	7,552,549
6.00%, 2/01/38-1/01/40	3,242	3,668,966
6.50%, 5/01/36-1/01/38	75	83,252
Freddie Mac Mortgage-Backed Securities:
2.50%, 2/01/30-9/01/30	4,472	4,480,513
3.00%, 1/01/30-4/01/47 (c)	98,855	98,193,021
3.29%, 5/01/36 (b)	537	574,359
3.50%, 10/01/25-4/01/47 (c)	41,975	43,072,158
4.00%, 8/01/40-4/01/47 (c)	39,883	41,881,359
4.50%, 4/01/18-9/01/44	5,215	5,599,910
5.00%, 5/01/28-11/01/41	2,840	3,098,678
5.50%, 1/01/28-6/01/41	1,013	1,125,088
6.00%, 8/01/28-4/01/47 (c)	1,435	1,622,798
Ginnie Mae Mortgage-Backed Securities:
2.50%, 4/15/47 (c)	1,960	1,901,136
3.00%, 4/15/47 (c)	45,396	45,793,215
3.50%, 9/15/42-4/15/47 (c)	66,559	69,079,717
4.00%, 9/20/40-4/15/47 (c)	25,806	27,315,499
4.50%, 9/20/39-4/15/47 (c)	13,754	14,794,261
5.00%, 7/15/33-7/20/44	2,964	3,268,515

U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities (continued)
5.50%, 7/15/38-12/20/41	$1,525	$1,691,601

		944,478,955
Total U.S. Government Sponsored Agency Securities — 162.0%		969,009,320
Total Long-Term Investments (Cost — $1,011,317,854) — 169.0%		1,010,857,947

Short-Term Securities	Shares
Dreyfus Treasury Securities Cash Management, Institutional Class, 0.53% (d)	31,350,367	31,350,367
Total Short-Term Securities (Cost — $31,350,367) — 5.3%		31,350,367
Total Investments Before TBA Sale Commitments (Cost — $1,042,668,221) — 174.3%		1,042,208,314

TBA Sale Commitments (c)	Par (000)
Fannie Mae Mortgage-Backed Securities:
3.00%, 4/01/47	$57,209	(56,708,027)
3.50%, 4/01/32-4/01/47	116,812	(119,663,214)
4.00%, 4/01/47	71,550	(75,048,714)
4.50%, 4/01/47	7,262	(7,783,340)
5.00%, 4/01/47	12,569	(13,733,713)
Freddie Mac Mortgage-Backed Securities:
2.50%, 4/01/32	4,327	(4,330,549)
3.00%, 4/01/32-4/01/47	94,081	(93,295,019)
3.50%, 4/01/47	4,945	(5,057,035)
4.00%, 4/01/47	20,400	(21,397,686)
5.00%, 4/01/47	1,450	(1,578,831)
6.00%, 4/01/47	1,400	(1,580,360)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 4/15/47	8,900	(9,228,189)
4.50%, 4/15/47	480	(512,625)
Total TBA Sale Commitments (Proceeds — $408,017,085) — (68.6)%		(409,917,302)
Total Investments Net of TBA Sale Commitments — 105.7%		632,291,012
Liabilities in Excess of Other Assets — (5.7)%		(34,224,087)

Net Assets — 100.0%		$598,066,925

See Notes to Financial Statements.

50	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Schedule of Investments (continued)	Series M Portfolio

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Amherst Pierpont Securities LLC	$(697,488)	$ (8,414)
Barclays Capital, Inc.	$(2,602,013)	$ 54,757
BNP Paribas Securities Corp.	$1,610,957	$ (6,318)
Citigroup Global Markets, Inc.	$(10,813,483)	$ (25,976)
Credit Suisse Securities (USA) LLC	$(1,056,819)	$ 65,870
Daiwa Capital Markets America, Inc.	$920,602	$ 4,852
Deutsche Bank Securities, Inc.	$7,594,703	$ 12,297
Goldman Sachs & Co.	$10,462,585	$ 68,320
J.P. Morgan Securities LLC	$(32,454,317)	$(126,654)
Jefferies LLC	$12,813,242	$ 132,992
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$11,298,287	$ 173,601
Mizuho Securities USA, Inc.	$5,575,791	$ 51,639
Morgan Stanley & Co. LLC	$23,689,902	$ 229,195
Nomura Securities International, Inc.	$3,389,128	$ 15,676
RBC Capital Markets, LLC	$(4,680,790)	$ (51,399)
Wells Fargo Securities, LLC	$(11,271,150)	$(110,382)

(d)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(3)	Euro Dollar	June 2017	$740,325	$ (5,742)
(2)	U.S. Treasury Bonds (30 Year)	June 2017	$301,688	1,781
(10)	U.S. Treasury Notes (10 Year)	June 2017	$1,245,625	(1,107)
(230)	U.S. Treasury Notes (2 Year)	June 2017	$49,784,219	(97,190)
(44)	U.S. Treasury Notes (5 Year)	June 2017	$5,179,969	(24,363)
(1)	Euro Dollar	September 2017	$246,425	(826)
(250)	Euro Dollar	March 2018	$61,465,625	(52,167)
(121)	Euro Dollar	June 2018	$29,711,550	(47,052)
Total				$(226,666)

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)	Unrealized Appreciation
1.64%[1]	3-month LIBOR	3/09/19	$ 22,500	$ 22,876
1.65%[1]	3-month LIBOR	3/21/19	$ 28,200	23,705
2.38%[2]	3-month LIBOR	4/24/45	$ 800	37,925
2.39%[2]	3-month LIBOR	4/24/45	$ 800	36,122
2.42%[2]	3-month LIBOR	4/24/45	$ 820	31,790
2.42%[2]	3-month LIBOR	4/24/45	$ 760	29,046
2.83%[1]	3-month LIBOR	7/10/45	$ 3,030	128,244
Total				$309,708

[1] The Fund pays the floating rate and receives the fixed rate.
[2] The Fund pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	51

Schedule of Investments (continued)	Series M Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$ 1,781	—	$1,781
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	309,708	—	309,708
Total		—	—	—	—	$311,489	—	$311,489

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$228,447	—	$228,447

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended March 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(2,882,400)	—	$(2,882,400)
Swaps	—	—	—	—	(547,644)	—	(547,644)

Total	—	—	—	—	$(3,430,044)	—	$(3,430,044)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(99,715)	—	$(99,715)
Swaps	—	—	—	—	521,014	—	521,014

Total	—	—	—	—	$421,299	—	$421,299

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$28,044,549
Average notional value of contracts — short	$70,746,338
Interest rate swaps:
Average notional value — pays fixed rate	$3,180,000
Average notional value — receives fixed rate	$15,705,000
Total return swaps:
Average notional value	$615,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

52	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Schedule of Investments (concluded)	Series M Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$4,137,017	—	$4,137,017
Non-Agency Mortgage-Backed Securities	—	35,956,249	$1,755,361	37,711,610
U.S. Government Sponsored Agency Securities	—	969,009,320	—	969,009,320
Short-Term Securities	$31,350,367	—	—	31,350,367
Liabilities:
Investments:
TBA Sale Commitments	—	(409,917,302)	—	(409,917,302)

Total	$31,350,367	$599,185,284	$1,755,361	$632,291,012

Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$1,781	$309,708	—	$311,489
Liabilities:
Interest rate contracts	(228,447)	—	—	(228,447)
Total	$(226,666)	$309,708	—	$83,042

[1] Derivative financial instruments are swaps and futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended March 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	53

Schedule of Investments March 31, 2017	Series P Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Fixed Income Funds — 30.3%
BlackRock Allocation Target Shares: Series S Portfolio	3,844,957	$36,642,444

Value
Total Affiliated Investment Companies (Cost — $37,491,262) — 30.3%	$36,642,444
Other Assets Less Liabilities — 69.7%	84,411,593

Net Assets — 100.0%	$121,054,037

Notes to Schedule of Investments

(a)	During the year ended March 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at March 31, 2016	Shares Purchased	Shares Sold	Shares Held at March 31, 2017	Value at March 31, 2017	Income	Net Realized Loss	Change in Unrealized Appreciation (Depreciation)
BlackRock Allocation Target Shares: Series S Portfolio	6,972,481	483,500	3,611,024	3,844,957	$36,642,444	$1,569,231	$(952,960)	$1,010,951

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(531)	U.S. Treasury Notes (10 Year)	June 2017	$66,142,688	$ (208,392)
(55)	U.S. Treasury Notes (2 Year)	June 2017	$11,904,922	(7,269)
82	U.S. Treasury Notes (5 Year)	June 2017	$9,653,578	9,148
(173)	U.S. Ultra Treasury Bonds (10 Year)	June 2017	$23,163,078	(65,897)
Total				$ (272,410)

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)	Unrealized Appreciation
1.30%[1]	3-month LIBOR	8/12/18	$36,000	$ 73,047
2.29%[1]	3-month LIBOR	8/15/26	$22,000	126,151
2.34%[1]	3-month LIBOR	1/06/27	$16,000	10,916
Total				$210,114

[1]	The Fund pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

54	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Schedule of Investments (continued)	Series P Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation	[1]	—	—	—	—	$ 9,148	—	$ 9,148
Swaps — centrally cleared	Net unrealized appreciation	[1]	—	—	—	—	210,114	—	210,114

Total			—	—	—	—	$219,262	—	$219,262

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation	[1]	—	—	—	—	$281,558	—	$281,558

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended March 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$ 672,675	—	$ 672,675
Swaps	—	—	—	—	(2,213,920)	—	(2,213,920)

Total	—	—	—	—	$(1,541,245)	—	$ (1,541,245)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$ (250,784)	—	$ (250,784)
Swaps	—	—	—	—	6,146,312	—	6,146,312

Total	—	—	—	—	$ 5,895,528	—	$ 5,895,528

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$ 19,987,172
Average notional value of contracts — short	$ 90,712,946
Interest rate swaps:
Average notional value — pays fixed rate	$153,472,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	55

Schedule of Investments (concluded)	Series P Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Affiliated Investment Companies	$36,642,444	—	—	$36,642,444

Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$9,148	$210,114	—	$219,262
Liabilities:
Interest rate contracts	(281,558)	—	—	(281,558)
Total	$(272,410)	$210,114	$—	$(62,296)

[1]	Derivative financial instruments are swaps and futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended March 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

56	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Schedule of Investments March 31, 2017	Series S Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
AmeriCredit Automobile Receivables Trust:
Series 2013-4, Class C, 2.72%, 9/09/19	$248	$248,781
Series 2013-5, Class C, 2.29%, 11/08/19	545	547,266
Series 2016-3, Class A3, 1.46%, 5/10/21	1,790	1,784,844
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, 2.47%, 9/15/26 (a)(b)	350	350,000
Ares CLO Ltd., Series 2012-2A, Class AR, 2.31%, 10/12/23 (a)(b)	1,294	1,294,297
Atrium X, Series 10A, Class A, 2.14%, 7/16/25 (a)(b)	3,000	3,002,755
B2R Mortgage Trust, Series 2015-1, Class A1, 2.52%, 5/15/48 (a)	713	704,276
BlueMountain CLO Ltd.:
Series 2013-4A, Class A, 2.52%, 4/15/25 (a)(b)	2,500	2,500,101
Series 2013-4A, Class AR, 2.17%, 4/15/25 (a)(b)	2,500	2,500,000
Capital One Multi-Asset Execution Trust, Series 2016-A4, Class A4, 1.33%, 6/15/22	1,300	1,286,175
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class AR, 2.48%, 1/20/29 (a)(b)	1,000	1,005,155
CarMax Auto Owner Trust:
Series 2015-3, Class A4, 1.98%, 2/16/21	2,550	2,557,929
Series 2016-2, Class A3, 1.52%, 2/16/21	420	418,530
Chase Issuance Trust:
Series 2012-A4, Class A4, 1.58%, 8/16/21	2,379	2,369,695
Series 2015-A4, Class A4, 1.84%, 4/15/22	1,180	1,177,568
Series 2016-A2, Class A, 1.37%, 6/15/21	3,500	3,476,691
Series 2016-A4, Class A4, 1.49%, 7/15/22	4,305	4,241,373
Chesapeake Funding II LLC, Series 2016-2A, Class A1, 1.88%, 6/15/28 (a)	1,560	1,555,591
CIFC Funding Ltd., Series 2014-2A, Class A1LR, 2.23%, 5/24/26 (a)(b)	4,000	4,000,000
CNH Equipment Trust:
Series 2016-B, Class A3, 1.63%, 8/15/21	770	769,022
Series 2016-C, Class A3, 1.44%, 12/15/21	1,340	1,327,836
Credit Acceptance Auto Loan Trust:
Series 2016-2A, Class A, 2.42%, 11/15/23 (a)	3,310	3,313,908
Series 2016-3A, Class A, 2.15%, 4/15/24 (a)	2,200	2,187,317
Discover Card Execution Note Trust:
Series 2015-A2, Class A, 1.90%, 10/17/22	1,000	999,123
Series 2016-A4, Class A4, 1.39%, 3/15/22	3,000	2,973,064
Dryden XXIV Senior Loan Fund, Series 2012-24RA, Class AR, 2.33%, 11/15/23 (a)(b)	1,908	1,911,875
Enterprise Fleet Financing LLC:
Series 2016-2 Class A2, 1.74%, 2/22/22 (a)	1,180	1,177,464
Series 2016-2, Class A3, 2.04%, 2/22/22 (a)	530	525,882
Series 2017-1, Class A2, 2.13%, 7/20/22 (a)	260	260,249

Asset-Backed Securities	Par (000)	Value
Series 2017-1, Class A3, 2.60%, 7/20/22 (a)	$210	$209,341
Ford Credit Auto Owner Trust, Series 2016-C, Class A4, 1.40%, 2/15/22	680	669,828
Greystone Commercial Real Estate Notes Ltd., Series 2017-FL1A, Class A, 2.49%, 3/15/27 (a)(b)	610	609,658
Honda Auto Receivables Owner Trust, Series 2016-4, Class A4, 1.36%, 1/18/23	640	631,027
Mercedes-Benz Receivables Trust, Series 2016-1, Class A4, 1.46%, 12/15/22	2,000	1,970,623
Nissan Master Owner Trust Receivables, Series 2016-A, Class A2, 1.54%, 6/15/21	1,090	1,081,739
OneMain Financial Issuance Trust, Series 2014-1A, Class A, 2.43%, 6/18/24 (a)	919	919,051
PFS Financing Corp.:
Series 2015-AA, Class A, 1.39%, 4/15/20 (a)(b)	1,600	1,599,500
Series 2016-BA, Class A, 1.87%, 10/15/21 (a)	190	188,041
Santander Drive Auto Receivables Trust, Series 2017-1, Class A3, 1.77%, 9/15/20	140	139,892
SLM Private Credit Student Loan Trust, Series 2003-B, Class A2, 1.36%, 3/15/22 (b)	64	63,900
SLM Private Education Loan Trust:
Series 2011-A, Class A3, 3.27%, 1/15/43 (a)(b)	2,000	2,091,093
Series 2012-C, Class A2, 3.31%, 10/15/46 (a)	667	674,733
Series 2013-A, Class A2B, 1.96%, 5/17/27 (a)(b)	2,000	2,014,275
SLM Student Loan Trust, Series 2013-4, Class A, 1.33%, 6/25/43 (b)	429	418,771
SMB Private Education Loan Trust:
Series 2015-A, Class A1, 1.51%, 7/17/23 (a)(b)	474	474,284
Series 2016-B, Class A2A, 2.43%, 2/17/32 (a)	768	757,888
SoFi Professional Loan Program LLC:
Series 2015-A, Class A1, 1.97%, 3/25/33 (a)(b)	1,921	1,945,895
Series 2015-B, Class A2, 2.51%, 9/27/32 (a)	1,593	1,591,428
Series 2015-D, Class A2, 2.72%, 10/27/36 (a)	697	699,764
Series 2016-A, Class A2, 2.76%, 12/26/36 (a)	2,288	2,306,037
Series 2016-C, Class A2B, 2.36%, 12/27/32 (a)	150	148,018
Series 2016-D, Class A2A, 1.53%, 4/25/33 (a)	315	313,747
Series 2016-D, Class A2B, 2.34%, 4/25/33 (a)	130	127,644
Series 2016-E, Class A2B, 2.49%, 1/25/36 (a)	460	456,079
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24 (a)	955	964,052
Synchrony Credit Card Master Note Trust:
Series 2015-1, Class A, 2.37%, 3/15/23	1,185	1,197,042
Series 2016-3, Class A, 1.58%, 9/15/22	2,350	2,331,247
Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.25%, 4/25/56 (a)(b)	661	654,269
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 1.59%, 5/20/25 (a)	210	210,009

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	57

Schedule of Investments (continued)	Series S Portfolio

Asset-Backed Securities	Par (000)	Value
World Financial Network Credit Card Master Trust:
Series 2012-A, Class A, 3.14%, 1/17/23	$2,065	$2,116,177
Series 2012-D, Class B, 3.34%, 4/17/23	330	335,506
Series 2016-A, Class A, 2.03%, 4/15/25	2,640	2,600,740
Total Asset-Backed Securities — 43.2%		82,978,065

Corporate Bonds
Aerospace & Defense — 0.9%
Lockheed Martin Corp., 2.50%, 11/23/20	400	402,763
United Technologies Corp., 1.78%, 5/04/18 (c)	1,325	1,324,625

		1,727,388
Air Freight & Logistics — 0.0%
Federal Express Corp. Pass-Through Trust, Series 2012, 2.63%, 1/15/18 (a)	20	19,816
Airlines — 0.5%
Continental Airlines Pass-Through Trust, Series 2009-2, Class B, 9.25%, 11/10/18	256	257,671
Delta Air Lines, Inc.:
2.88%, 3/13/20	133	134,077
3.63%, 3/15/22	225	229,681
Virgin Australia Trust, Series 2013-1A, 5.00%, 4/23/25 (a)	342	356,003

		977,432
Automobiles — 3.3%
American Honda Finance Corp.:
1.20%, 7/12/19 (d)	710	700,445
2.15%, 3/13/20	600	601,361
Daimler Finance North America LLC, 1.50%, 7/05/19 (a)(d)	1,750	1,725,281
General Motors Co., 3.50%, 10/02/18	2,100	2,146,099
Volkswagen Group of America Finance LLC, 1.65%, 5/22/18 (a)(d)	1,115	1,111,765

		6,284,951
Banks — 13.6%
ANZ New Zealand International Ltd., 2.88%, 1/25/22 (a)	615	616,103
Australia & New Zealand Banking Group Ltd., 2.55%, 11/23/21	450	448,097
Bank of America Corp.:
2.65%, 4/01/19 (d)	2,873	2,909,858
3.12%, 1/20/23 (a)	675	678,469
Bank of Montreal, 2.10%, 12/12/19	325	326,176
Barclays PLC:
2.75%, 11/08/19	212	213,538
3.68%, 1/10/23	230	231,090
BB&T Corp., 2.45%, 1/15/20 (d)	1,500	1,515,312
BNP Paribas SA, 3.80%, 1/10/24 (a)(d)	785	781,174
Citigroup, Inc.:
2.05%, 6/07/19	390	389,666
2.45%, 1/10/20	220	220,940
2.35%, 8/02/21	235	231,355
2.90%, 12/08/21	295	296,125
Citizens Bank N.A.:
2.30%, 12/03/18	335	336,672
2.45%, 12/04/19 (d)	1,250	1,259,470
2.55%, 5/13/21	250	248,581
Commonwealth Bank of Australia, 2.25%, 3/10/20 (a)	600	600,406

Corporate Bonds	Par (000)	Value
Banks (continued)
Fifth Third Bank:
2.38%, 4/25/19 (d)	$1,250	$1,259,134
1.63%, 9/27/19	455	449,435
HSBC Holdings PLC, 2.95%, 5/25/21 (d)	1,925	1,934,456
Huntington National Bank, 2.88%, 8/20/20	665	675,051
ING Groep NV, 3.15%, 3/29/22	210	210,490
JPMorgan Chase & Co.:
2.75%, 6/23/20 (d)	1,000	1,013,042
2.55%, 3/01/21 (d)	700	700,930
2.40%, 6/07/21	335	333,273
2.30%, 8/15/21 (d)	880	870,862
KeyBank N.A., 2.50%, 11/22/21 (d)	1,000	994,039
Lloyds Bank PLC, 2.70%, 8/17/20	550	556,128
Lloyds Banking Group PLC, 3.00%, 1/11/22	420	417,600
Mitsubishi UFJ Financial Group, Inc., 3.00%, 2/22/22	401	403,619
Mizuho Financial Group, Inc., 2.95%, 2/28/22	465	465,166
Royal Bank of Canada, 2.75%, 2/01/22	410	413,754
Santander Holdings USA, Inc., 3.70%, 3/28/22 (a)	210	210,725
Sumitomo Mitsui Financial Group, Inc.:
2.44%, 10/19/21	375	370,587
2.85%, 1/11/22	605	606,010
Swedbank AB, 2.65%, 3/10/21 (a)	500	502,009
Wells Fargo & Co.:
2.55%, 12/07/20 (d)	1,400	1,407,099
3.07%, 1/24/23	435	437,646
Westpac Banking Corp., 1.60%, 8/19/19 (d)	530	524,343

		26,058,430
Beverages — 0.9%
Anheuser-Busch InBev Finance, Inc.:
1.90%, 2/01/19 (d)	1,045	1,046,515
2.65%, 2/01/21 (d)	645	649,850

		1,696,365
Biotechnology — 2.4%
AbbVie, Inc., 2.50%, 5/14/20 (d)	1,120	1,127,636
Amgen, Inc., 2.20%, 5/22/19 (d)	2,225	2,239,703
Gilead Sciences, Inc.:
2.35%, 2/01/20	405	408,172
2.55%, 9/01/20	545	550,869
1.95%, 3/01/22	320	309,797

		4,636,177
Capital Markets — 5.9%
Bank of New York Mellon Corp., 2.15%, 2/24/20 (d)	1,250	1,255,126
Credit Suisse AG, 2.30%, 5/28/19 (d)	1,270	1,274,813
Credit Suisse Group AG, 3.57%, 1/09/23 (a)(d)	625	624,012
Goldman Sachs Group, Inc.:
2.60%, 12/27/20	480	480,074
2.63%, 4/25/21	700	698,084
3.00%, 4/26/22 (d)	1,900	1,904,653
Moody’s Corp., 2.75%, 7/15/19 (d)	690	698,990
Morgan Stanley:
2.38%, 7/23/19 (d)	3,100	3,119,127
2.65%, 1/27/20	650	656,201
UBS Group Funding Jersey Ltd., 2.65%, 2/01/22 (a)	200	196,074
UBS Group Funding Switzerland AG, 3.49%, 5/23/23 (a)	415	417,678

		11,324,832

See Notes to Financial Statements.

58	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Schedule of Investments (continued)	Series S Portfolio

Corporate Bonds	Par (000)	Value
Chemicals — 0.3%
Air Liquide Finance SA, 1.75%, 9/27/21 (a)	$200	$192,884
Lubrizol Corp., 8.88%, 2/01/19 (d)	423	476,170

		669,054
Commercial Services & Supplies — 0.7%
Aviation Capital Group Corp.:
4.63%, 1/31/18 (a)(d)	950	970,561
2.88%, 1/20/22 (a)	295	292,961

		1,263,522
Consumer Finance — 5.3%
Capital One Financial Corp., 2.45%, 4/24/19 (d)	1,824	1,834,501
Capital One N.A., 2.25%, 9/13/21	500	489,221
CK Hutchison International 16 Ltd., 1.88%, 10/03/21 (a)	295	284,165
ERAC USA Finance LLC, 2.60%, 12/01/21 (a)	350	344,087
Ford Motor Credit Co. LLC:
2.88%, 10/01/18 (d)	250	252,959
2.94%, 1/08/19	400	405,464
2.68%, 1/09/20	510	513,631
8.13%, 1/15/20	700	804,446
3.34%, 3/18/21	200	202,348
General Motors Financial Co., Inc.:
3.10%, 1/15/19	470	477,582
3.15%, 1/15/20	610	620,447
Nissan Motor Acceptance Corp.:
2.00%, 3/08/19 (a)	340	340,032
2.25%, 1/13/20 (a)	795	795,754
Synchrony Financial:
1.88%, 8/15/17 (d)	405	405,151
3.00%, 8/15/19 (d)	900	914,039
Toyota Motor Credit Corp., 2.15%, 3/12/20 (d)	1,450	1,456,170

		10,139,997
Diversified Financial Services — 2.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
4.63%, 10/30/20	505	533,691
3.50%, 5/26/22	170	171,296
BAT International Finance PLC, 2.75%, 6/15/20 (a)(d)	800	806,890
BP Capital Markets PLC:
1.68%, 5/03/19 (d)	570	567,190
3.22%, 11/28/23	465	467,383
Deutsche Telekom International Finance BV, 2.82%, 1/19/22 (a)	400	397,698
Hyundai Capital America:
2.40%, 10/30/18 (a)	140	140,440
2.55%, 4/03/20 (a)	215	215,003
Voya Financial, Inc., 2.90%, 2/15/18 (d)	2,287	2,307,814

		5,607,405
Diversified Telecommunication Services — 1.6%
AT&T Inc., 3.20%, 3/01/22	310	312,923
Verizon Communications, Inc.:
4.50%, 9/15/20 (d)	555	590,733
2.95%, 3/15/22 (a)(d)	1,815	1,807,774
2.45%, 11/01/22	400	385,835

		3,097,265
Electric Utilities — 1.0%
Emera U.S. Finance LP, 2.15%, 6/15/19	235	234,929
Exelon Corp., 1.55%, 6/09/17	270	270,008
Great Plains Energy, Inc., 2.50%, 3/09/20	160	160,674

Corporate Bonds	Par (000)	Value
Electric Utilities (continued)
Ohio Power Co., 6.05%, 5/01/18 (d)	$1,275	$1,331,502

		1,997,113
Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp., 2.20%, 4/01/20	290	289,963
Energy Equipment & Services — 0.2%
Schlumberger Holdings Corp., 2.35%, 12/21/18 (a)(d)	475	478,145
Equity Real Estate Investment Trusts (REITs) — 1.5%
HCP, Inc., 3.75%, 2/01/19 (d)	800	820,173
Prologis LP, 4.00%, 1/15/18 (d)	1,320	1,335,676
Ventas Realty LP/Ventas Capital Corp., 2.00%, 2/15/18 (d)	657	657,962

		2,813,811
Food & Staples Retailing — 0.9%
CVS Health Corp.:
2.25%, 8/12/19	131	131,883
2.80%, 7/20/20	155	157,597
2.13%, 6/01/21 (d)	575	564,006
Walgreens Boots Alliance, Inc., 2.70%, 11/18/19 (d)	950	962,695

		1,816,181
Food Products — 0.6%
Wm. Wrigley Jr. Co.:
2.90%, 10/21/19 (a)	595	605,609
3.38%, 10/21/20 (a)(d)	595	615,244

		1,220,853
Health Care Equipment & Supplies — 1.2%
Abbott Laboratories:
2.00%, 9/15/18	615	615,700
2.90%, 11/30/21	380	381,663
Medtronic, Inc., 2.50%, 3/15/20 (d)	1,000	1,014,413
Stryker Corp., 2.00%, 3/08/19	315	315,840

		2,327,616
Hotels, Restaurants & Leisure — 0.3%
Carnival Corp., 3.95%, 10/15/20	600	631,285
Industrial Conglomerates — 0.1%
Roper Technologies, Inc., 2.80%, 12/15/21	130	130,147
Insurance — 3.4%
AIA Group Ltd., 2.25%, 3/11/19 (a)(d)	500	501,266
American International Group, Inc.:
2.30%, 7/16/19 (d)	655	657,420
3.30%, 3/01/21 (d)	930	947,131
Aon PLC, 2.80%, 3/15/21	560	562,171
AXIS Specialty Finance PLC, 2.65%, 4/01/19 (d)	736	742,107
Berkshire Hathaway Finance Corp., 1.70%, 3/15/19	120	120,208
Marsh & McLennan Cos., Inc., 2.35%, 9/10/19 (d)	1,250	1,258,805
MassMutual Global Funding II, 2.00%, 4/15/21 (a)(d)	500	489,141
New York Life Global Funding:
1.95%, 2/11/20 (a)(d)	705	702,270
2.00%, 4/13/21 (a)	230	226,385
Prudential Financial, Inc., 6.00%, 12/01/17 (d)	326	335,239

		6,542,143

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	59

Schedule of Investments (continued)	Series S Portfolio

Corporate Bonds	Par (000)	Value
Media — 3.1%
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, 7/23/22	$700	$738,172
Comcast Corp., 5.70%, 7/01/19 (d)	425	460,601
Cox Communications, Inc., 6.25%, 6/01/18 (a)(d)	1,000	1,046,611
Interpublic Group of Cos., Inc., 2.25%, 11/15/17 (d)	942	945,163
NBCUniversal Enterprise, Inc., 1.97%, 4/15/19 (a)(d)	500	501,131
NBCUniversal Media LLC, 5.15%, 4/30/20 (d)	570	622,136
Sky PLC:
6.10%, 2/15/18 (a)	278	287,976
2.63%, 9/16/19 (a)(d)	1,255	1,262,362

		5,864,152
Oil, Gas & Consumable Fuels — 1.9%
Anadarko Petroleum Corp., 4.85%, 3/15/21 (d)	765	818,361
Apache Corp.:
6.90%, 9/15/18	58	61,967
3.25%, 4/15/22	131	131,672
ConocoPhillips Co., 2.20%, 5/15/20	360	361,119
Energy Transfer Partners LP, 4.15%, 10/01/20	190	197,297
Enterprise Products Operating LLC, 2.55%, 10/15/19	285	287,406
Kinder Morgan Energy Partners LP:
4.15%, 3/01/22	175	180,985
3.95%, 9/01/22	5	5,108
Pioneer Natural Resources Co.:
7.50%, 1/15/20	45	50,935
3.45%, 1/15/21	385	394,115
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/01/22	385	390,363
Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	340	366,336
TransCanada PipeLines Ltd., 1.88%, 1/12/18	365	365,374

		3,611,038
Pharmaceuticals — 2.0%
Actavis Funding SCS, 3.00%, 3/12/20 (d)	2,000	2,034,136
Mylan NV, 2.50%, 6/07/19	125	125,572
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	955	933,908
Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19 (d)	760	751,336

		3,844,952
Professional Services — 0.2%
Experian Finance PLC, 2.38%, 6/15/17 (a)(d)	290	290,371
Road & Rail — 3.9%
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.75%, 5/11/17 (a)	90	90,205
3.38%, 3/15/18 (a)(d)	2,006	2,037,167
2.50%, 6/15/19 (a)	320	321,813
3.05%, 1/09/20 (a)(d)	1,545	1,569,638
3.38%, 2/01/22 (a)	440	446,464
Ryder System, Inc.:
2.45%, 11/15/18	125	126,039
2.65%, 3/02/20	613	617,211
2.50%, 5/11/20 (d)	1,185	1,190,417
2.88%, 9/01/20 (d)	1,000	1,012,109

		7,411,063
Semiconductors & Semiconductor Equipment — 0.4%
Broadcom Corp./Broadcom Cayman Finance Ltd.:
3.00%, 1/15/22 (a)	210	209,732

Corporate Bonds	Par (000)	Value
Semiconductors & Semiconductor Equipment (continued)
3.63%, 1/15/24 (a)	$230	$231,695
Lam Research Corp., 2.75%, 3/15/20	138	139,603
NVIDIA Corp., 2.20%, 9/16/21	215	210,583

		791,613
Software — 0.4%
CA, Inc., 3.60%, 8/15/22	265	268,896
Oracle Corp., 3.88%, 7/15/20	500	529,297

		798,193
Specialty Retail — 0.9%
QVC, Inc., 3.13%, 4/01/19	1,668	1,693,779
Technology Hardware, Storage & Peripherals — 0.9%
Hewlett Packard Enterprise Co., 2.85%, 10/05/18 (d)	1,668	1,688,098
Tobacco — 2.6%
Altria Group, Inc.:
2.63%, 1/14/20 (d)	1,000	1,012,745
4.75%, 5/05/21	990	1,072,439
Philip Morris International, Inc.:
1.38%, 2/25/19	135	133,927
4.50%, 3/26/20 (d)	325	347,191
1.88%, 2/25/21 (d)	160	156,942
Reynolds American, Inc., 3.25%, 6/12/20 (d)	2,203	2,260,410

		4,983,654
Trading Companies & Distributors — 2.2%
Air Lease Corp.:
2.13%, 1/15/18 (d)	1,385	1,387,595
2.63%, 9/04/18	160	161,341
3.38%, 1/15/19	500	511,591
3.38%, 6/01/21	155	158,006
GATX Corp.:
6.00%, 2/15/18 (d)	500	517,545
2.50%, 3/15/19 (d)	1,000	1,008,574
International Lease Finance Corp.:
7.13%, 9/01/18 (a)	210	224,437
4.63%, 4/15/21	250	263,616

		4,232,705
Wireless Telecommunication Services — 0.1%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 9/20/21 (a)	200	199,500
Total Corporate Bonds — 66.3%		127,159,009

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.7%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 4A, 3.33%, 10/25/34 (b)	14	14,363
Bear Stearns Alt-A Trust, Series 2004-13, Class A1, 1.72%, 11/25/34 (b)	3	3,231
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB1, Class 2A, 3.25%, 5/20/34 (b)	95	90,434
JP Morgan Trust:
Series 2015-3, Class A5, 3.50%, 5/25/45 (a)(b)	1,057	1,080,517
Series 2016-2, Class A1, 2.69%, 6/25/46 (a)(b)	868	864,721

See Notes to Financial Statements.

60	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Schedule of Investments (continued)	Series S Portfolio

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Collateralized Mortgage Obligations (continued)
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.50%, 4/25/57 (a)(b)	$1,074	$1,067,303
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A1, 3.24%, 6/25/34 (b)	78	77,711

		3,198,280
Commercial Mortgage-Backed Securities — 16.6%
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW16, Class AM, 5.70%, 6/11/40 (b)	568	568,803
Series 2007-PW18, Class AM, 6.08%, 6/11/50 (b)	1,425	1,454,301
BXHTL Mortgage Trust, Series 2015-JWRZ, Class B, 2.61%, 5/15/29 (a)(b)	1,000	997,227
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class B, 3.21%, 4/10/28 (a)	830	838,544
Citigroup Commercial Mortgage Trust, Series 2013-SMP, Class A, 2.11%, 1/12/30 (a)	1,166	1,168,384
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2007-CD5, Class AJA, 6.16%, 11/15/44 (b)	640	650,831
Series 2007-CD5, Class AMA, 6.12%, 11/15/44 (b)	775	790,152
Commercial Mortgage Trust:
Series 2013-CR12, Class A2, 2.90%, 10/10/46	1,730	1,757,014
Series 2013-SFS, Class A1, 1.87%, 4/12/35 (a)	310	304,270
Series 2014-UBS2, Class A2, 2.82%, 3/10/47	1,380	1,392,446
Series 2014-UBS6, Class ASB, 3.39%, 10/12/47	1,110	1,149,345
Series 2015-CR23, Class A2, 2.85%, 5/10/48	3,740	3,813,163
Credit Suisse Commercial Mortgage Trust, Series 2007-C2, Class AM, 5.62%, 1/15/49 (b)	521	522,734
Deutsche Bank Re-REMIC Trust, Series 2011-C32, Class A3A, 5.21%, 6/17/49 (a)(b)	160	159,410
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 2.07%, 12/15/34 (a)(b)	237	237,981
GS Mortgage Securities Trust, Series 2013-GC16, Class AAB, 3.81%, 11/10/46	1,500	1,579,456
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2004-LN2, Class A2, 5.12%, 7/15/41	8	7,846
Series 2006-LDP7, Class AM, 5.94%, 4/17/45 (b)	49	49,211
Series 2012-CBX, Class A4, 3.48%, 6/16/45	3,000	3,115,231
Series 2016-WPT, Class A, 2.22%, 10/15/33 (a)(b)	500	504,059
LB-UBS Commercial Mortgage Trust:
Series 2007-C6, Class AM, 6.11%, 7/15/40 (b)	3,285	3,327,753
Series 2007-C7, Class AM, 6.16%, 9/15/45 (b)	1,350	1,379,842
Morgan Stanley Capital I Trust:
Series 2012-C4, Class A4, 3.24%, 3/15/45	1,900	1,954,681

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2014-CPT, Class A, 3.35%, 7/13/29 (a)	$1,300	$1,345,532
Morgan Stanley Re-REMIC Trust:
Series 2010-GG10, Class A4A, 5.95%, 8/15/45 (a)(b)	183	182,461
Series 2012-XA, Class A, 2.00%, 7/27/49 (a)	64	64,221
Wachovia Bank Commercial Mortgage Trust:
Series 2007-C32, Class AMFX, 5.70%, 6/15/49 (a)	1,145	1,156,482
Series 2007-C33, Class A4, 6.05%, 2/15/51 (b)	111	110,972
Series 2007-C33, Class AM, 5.98%, 2/15/51 (b)	610	614,778
Series 2007-C34, Class A1A, 5.61%, 5/15/46 (b)	565	569,622
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 2.12%, 6/15/29 (a)(b)	150	150,498

		31,917,250
Interest Only Commercial Mortgage-Backed Securities — 0.7%
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class XA, 0.79%, 9/15/48 (b)	5,052	248,196
Commercial Mortgage Trust:
Series 2015-CR23, Class XA, 1.00%, 5/10/48 (b)	2,592	138,818
Series 2015-LC21, Class XA, 0.86%, 7/10/48 (b)	6,435	278,106
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, 1.81%, 1/15/49 (b)	997	113,571
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class XA, 1.81%, 12/15/47 (b)	4,013	256,876
WF-RBS Commercial Mortgage Trust, Series 2013-C14, Class XA, 0.82%, 6/15/46 (b)	9,434	346,083

		1,381,650
Total Non-Agency Mortgage-Backed Securities — 19.0%		36,497,180

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 1.8%
Freddie Mac:
Series 4253, Class PA, 3.50%, 8/15/41	1,004	1,028,671
Series 4390, Class CA, 3.50%, 6/15/50	570	591,010
Series 4239, Class AB, 4.00%, 12/15/39	996	1,043,490
Series 3959, Class MA, 4.50%, 11/15/41	338	363,792
Series 3986, Class M, 4.50%, 9/15/41	331	354,568

		3,381,531
Commercial Mortgage-Backed Securities — 1.6%
Freddie Mac, Series KP03, Class A2, 1.78%, 7/25/19	3,062	3,042,923
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae, Series 2013-M5, Class X2, 2.29%, 1/25/22 (b)	1,358	90,925
Freddie Mac, Series KW01, Class X1, 0.98%, 1/25/26 (b)	2,116	138,956

		229,881

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	61

Schedule of Investments (continued)	Series S Portfolio

U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities — 26.0%
Fannie Mae Mortgage-Backed Securities:
2.50%, 2/01/28-4/01/32 (e)	$8,137	$8,144,705
2.72%, 7/01/43 (b)(d)	2,325	2,384,821
2.88%, 7/01/44 (b)(d)	1,547	1,593,591
2.92%, 10/01/45 (b)(d)	3,321	3,411,489
3.00%, 4/01/32 (e)	15,805	16,205,301
3.16%, 6/01/45 (b)(d)	1,805	1,858,018
3.50%, 4/01/32 (e)	8,110	8,438,905
4.00%, 4/01/32 (e)	1,345	1,389,847
4.50%, 9/01/26	130	137,826
5.00%, 7/01/19-7/01/25	485	500,775
Freddie Mac Mortgage-Backed Securities:
2.62%, 3/01/45 (b)(d)	2,129	2,177,774
3.07%, 5/01/45 (b)(d)	3,165	3,248,018
5.00%, 1/01/19-9/01/21	204	210,907
5.50%, 5/01/22 (d)	205	213,090

		49,915,067
Total U.S. Government Sponsored Agency Securities — 29.5%		56,569,402
Total Long-Term Investments Cost — $304,682,446) — 158.0%		303,203,656

Short-Term Securities	Shares	Value
Dreyfus Treasury Securities Cash Management, Institutional Class, 0.53% (f)	14,107,715	$14,107,715
Total Short-Term Securities (Cost — $14,107,715) — 7.3%		14,107,715

Options Purchased
(Cost — $39,038) — 0.0%		36,548
Total Investments Before Options Written (Cost — $318,829,199) — 165.3%		317,347,919

Options Written
(Premiums Received — $ 83,300) — (0.0)%		(39,532)
Total Investments Net of Options Written — 165.3%		317,308,387
Liabilities in Excess of Other Assets — (65.3)%		(125,405,509)

Net Assets — 100.0%		$191,902,878

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(e)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Barclays Capital, Inc.	$1,389,847	$ 7,755
Credit Suisse Securities (USA) LLC	$9,638,078	$77,682
Goldman Sachs & Co.	$3,816,852	$33,275
J.P. Morgan Securities LLC	$6,151,965	$23,528
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$12,840,968	$90,902

(f)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
RBC Capital Markets, LLC	1.34%	6/17/16	Open	$582,750	$585,734	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	6/17/16	Open	624,150	627,346	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	6/17/16	Open	546,250	549,047	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	6/17/16	Open	327,630	329,307	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	6/20/16	Open	2,218,390	2,229,630	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	7/11/16	Open	452,625	454,749	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	7/11/16	Open	456,000	458,140	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	7/11/16	Open	550,050	552,632	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	7/11/16	Open	879,750	883,879	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	7/11/16	Open	617,025	619,921	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	9/23/16	Open	672,000	674,270	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	9/30/16	Open	2,960,500	2,970,131	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

62	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Schedule of Investments (continued)	Series S Portfolio

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
RBC Capital Markets, LLC	1.34%	9/30/16	Open	$2,203,000	$2,210,167	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	10/12/16	Open	604,044	605,880	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	10/12/16	Open	336,050	337,072	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	10/12/16	Open	151,904	152,366	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	10/12/16	Open	474,700	476,143	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	10/14/16	Open	476,250	477,681	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.25%	12/19/16	Open	968,750	971,332	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.25%	12/19/16	Open	479,375	480,653	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.30%	12/19/16	Open	495,625	497,016	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.25%	12/19/16	Open	665,625	667,399	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.25%	12/19/16	Open	620,006	621,659	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.30%	12/19/16	Open	1,307,094	1,310,761	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.30%	12/19/16	Open	928,625	931,230	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.30%	12/19/16	Open	940,000	942,637	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.30%	12/19/16	Open	988,750	991,524	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.30%	12/19/16	Open	660,675	662,529	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.30%	12/19/16	Open	886,658	889,145	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.25%	12/19/16	Open	499,525	500,856	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	12/19/16	Open	1,185,975	1,189,470	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	12/19/16	Open	861,750	864,289	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	12/19/16	Open	1,930,775	1,936,464	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	12/19/16	Open	382,725	383,853	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	12/19/16	Open	1,268,625	1,272,363	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	12/19/16	Open	1,039,738	1,042,801	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	12/19/16	Open	1,178,125	1,181,597	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	12/20/16	Open	1,910,000	1,915,628	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	12/20/16	Open	1,193,800	1,197,318	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	12/20/16	Open	1,363,000	1,367,016	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	12/21/16	Open	947,500	950,237	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	12/21/16	Open	2,097,062	2,103,121	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	12/30/16	Open	1,608,162	1,612,436	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.30%	1/05/17	Open	237,812	238,354	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	1/18/17	Open	2,754,632	2,760,282	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	1/25/17	Open	1,061,200	1,063,223	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	1/25/17	Open	1,184,375	1,186,633	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	2/03/17	Open	618,975	619,923	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	2/03/17	Open	1,688,345	1,691,125	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	2/09/17	Open	1,175,000	1,176,731	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	2/24/17	Open	1,833,560	1,835,467	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	2/24/17	Open	942,500	943,480	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	2/24/17	Open	970,000	971,009	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	2/24/17	Open	1,190,625	1,191,863	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	2/24/17	Open	1,330,000	1,331,383	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	3/06/17	Open	987,525	988,210	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	3/10/17	Open	883,500	883,959	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	3/13/17	Open	730,050	730,451	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	3/13/17	Open	1,425,000	1,425,782	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	3/13/17	Open	581,250	581,569	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	3/13/17	Open	955,000	955,524	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	3/13/17	Open	703,000	703,386	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	3/13/17	Open	760,000	760,417	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	3/13/17	Open	776,000	776,426	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	3/13/17	Open	1,776,500	1,777,475	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	63

Schedule of Investments (continued)	Series S Portfolio

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
RBC Capital Markets, LLC	1.34%	3/13/17	Open	$1,475,475	$1,476,285	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	3/13/17	Open	1,119,825	1,120,440	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	3/13/17	Open	809,600	810,044	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	3/13/17	Open	1,737,360	1,738,314	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	3/13/17	Open	1,627,500	1,628,393	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	3/13/17	Open	761,175	761,593	Corporate Bonds	Open/Demand
Citigroup Global Markets, Inc.	1.02%	3/15/17	4/19/17	14,232,000	14,238,452	U.S. Govdernment Sponsored Agency Securities	Up to 30 Days
Barclays Capital, Inc.	1.50%	3/20/17	Open	278,038	278,165	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	3/21/17	Open	1,267,200	1,267,625	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.36%	3/22/17	Open	459,000	459,156	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.36%	3/22/17	Open	717,000	717,244	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.36%	3/22/17	Open	669,000	669,227	Corporate Bonds	Open/Demand
Total				$91,259,034	$91,435,039

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(86)	U.S. Treasury Notes (10 Year)	June 2017	$10,712,375	$ 1,740
42	U.S. Treasury Notes (2 Year)	June 2017	$ 9,091,031	6,950
(411)	U.S. Treasury Notes (5 Year)	June 2017	$48,385,617	(195,485)
(35)	U.S. Ultra Treasury Bonds (10 Year)	June 2017	$ 4,686,172	(53,046)
192	Euro Dollar	December 2018	$47,035,200	2,194
(192)	Euro Dollar	December 2019	$46,888,800	835
Total				$(236,812)

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Value
5-Year Interest Rate Swap	Deutsche Bank AG	Put	3.35%	Pay	3-month LIBOR	1/18/22	$1,735	$36,548

OTC Interest Rate Swaptions Written
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Value
2-Year Interest Rate Swap	Barclays Bank PLC	Call	1.40%	Pay	6-month LIBOR	1/18/18	$19,600	$(13,135)
2-Year Interest Rate Swap	Barclays Bank PLC	Put	2.40%	Receive	6-month LIBOR	1/18/18	$19,600	(26,397)
Total								$(39,532)

See Notes to Financial Statements.

64	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Schedule of Investments (continued)	Series S Portfolio

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
0.93%[1]	3-month LIBOR	N/A	8/05/18	$22,000	$(160,517)
1.49%[1]	3-month LIBOR	N/A	1/20/19	$12,230	(9,333)
1.62%[1]	3-month LIBOR	N/A	3/09/19	$12,500	8,766
1.22%[2]	3-month LIBOR	N/A	5/18/21	$10,000	261,297
1.30%[2]	3-month LIBOR	N/A	5/20/21	$10,000	228,595
1.95%[2]	3-month LIBOR	N/A	1/20/22	$ 5,080	11,371
2.70%[1]	3-month LIBOR	1/20/22[3]	1/20/27	$ 580	(1,193)
2.46%[2]	3-month LIBOR	N/A	3/09/27	$ 2,800	(22,128)
Total					$ 316,858

[1] The Fund pays the floating rate and receives the fixed rate.
[2] The Fund pays the fixed rate and receives the floating rate.
[3] Forward swap.

Centrally Cleared Credit Default Swaps — Sell Protection
Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
CDX.NA.IG.27.V1	1.00%	12/20/21	BBB+	$8,220	$26,053
[1] Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Transactions in Options Written for the Year Ended March 31, 2017

	Calls		Puts
	Notional Amount (000)	Premiums Received	Contracts	Notional Amount (000)	Premiums Received

Outstanding options, beginning of year	—	—	394	—	$147,116
Options written	$76,560	$238,602	—	$22,100	80,339
Options expired	—	—	—	(2,500)	(25,459)
Options closed	(56,960)	(210,182)	(394)	—	(147,116)

Outstanding options, end of year	$19,600	$28,420	—	$19,600	$54,880

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	65

Schedule of Investments (continued)	Series S Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$ 11,719	—	$ 11,719
Options purchased	Investments at value — unaffiliated[2]	—	—	—	—	36,548	—	36,548
Swaps — centrally cleared	Net unrealized appreciation[1]	—	$26,053	—	—	510,029	—	536,082
Total		—	$26,053	—	—	$558,296	—	$584,349

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$248,531	—	$248,531
Options written	Options written at value	—	—	—	—	39,532	—	39,532
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	193,171	—	193,171
Total		—	—	—	—	$481,234	—	$481,234

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended March 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	—	—	—	—	$1,156,061	—	$1,156,061
Options purchased[1]	—	—	—	—	(282,391)	—	(282,391)
Options written	—	—	—	—	214,055	—	214,055
Swaps	—	$ 6,636	—	—	148,404	—	155,040

Total	—	$ 6,636	—	—	$1,236,129	—	$1,242,765

Net Change in Unrealized Appreciation (Depreciation) on:

Futures contracts	—	—	—	—	$(77,259)	—	$(77,259)
Options purchased[2]	—	—	—	—	168,058	—	168,058
Options written	—	—	—	—	(100,885)	—	(100,885)
Swaps	—	$26,053	—	—	293,908	—	319,961

Total	—	$26,053	—	—	$283,822	—	$309,875

[1]	Options purchased are included in net realized gain (loss) from investments.
[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$54,756,883
Average notional value of contracts — short	$79,879,209
Options:
Average value of option contracts purchased	$10,401,250
Average value of option contracts written	$24,665,000
Credit default swaps:
Average notional value — sell protection	$2,055,000
Interest rate swaps:
Average notional value — pays fixed rate	$21,970,000
Average notional value — receives fixed rate	$45,225,789

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

66	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Schedule of Investments (continued)	Series S Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$17,682		$110,193
Options	36,548	[1]	39,532
Swaps — Centrally cleared	—		31,711

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$54,230		$181,436
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(17,682)		(141,904)

Total derivative assets and liabilities subject to an MNA	$36,548		$39,532

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Deutsche Bank AG	$36,548	—	—	—	$36,548

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Barclays Bank PLC	$39,532	—	—	—	$39,532

[1]	Net amount represents the net amount receivable from the counterparty in the event of default
[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$78,628,065	$4,350,000	$82,978,065
Corporate Bonds[1]	—	127,159,009	—	127,159,009
Non-Agency Mortgage-Backed Securities	—	36,497,180	—	36,497,180
U.S. Government Sponsored Agency Securities	—	56,569,402	—	56,569,402
Short-Term Securities	$14,107,715	—	—	14,107,715
Options Purchased:
Interest rate contracts	—	36,548	—	36,548

Total	$14,107,715	$298,890,204	$4,350,000	$317,347,919

Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$26,053	—	$26,053
Interest rate contracts	$11,719	510,029	—	521,748
Liabilities:
Interest rate contracts	(248,531)	(232,703)	—	(481,234)

Total	$(236,812)	$303,379	—	$66,567

[1]	See above Schedule of Investments for values in each industry.
[2]

Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	67

Schedule of Investments (concluded)	Series S Portfolio

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $91,435,039 are categorized as Level 2 within the disclosure hierarchy.

During the year ended March 31, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of March 31, 2016	$ 2,990,400	$ 48,789	$ 3,039,189
Transfers into Level 3	—	—	—
Transfers out of Level 3[1]	(2,990,400)	—	(2,990,400)
Accrued discounts/premiums	—	7	7
Net realized gain (loss)	—	526	526
Net change in unrealized appreciation (depreciation)[2,3]	—	1,127	1,127
Purchases	4,350,000	—	4,350,000
Sales	—	(50,449)	(50,449)

Closing Balance, as of March 31, 2017	$ 4,350,000	—	$ 4,350,000

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2017[3]	—	—	—

[1]

As of March 31, 2016, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2017, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2017, is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

68	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Statements of Assets and Liabilities

March 31, 2017	Series A Portfolio	Series C Portfolio	Series E Portfolio

Assets
Investments at value — unaffiliated[1]	$340,830,718	$417,363,098	$157,990,476
Cash	12,032	12,352	2,861,650
Cash pledged:
Futures contracts	—	160,710	302,650
Centrally cleared swaps	—	50,530	—
Receivables:
Investments sold	469,640	—	2,482,133
Capital shares sold	1,735,218	977,589	276,171
Dividends — unaffiliated	16,264	1,753	4,340
Interest — unaffiliated	1,089,402	3,904,186	1,858,585
From the Manager	74,177	40,364	21,650
Variation margin on futures contracts	—	18,774	—
Swap premiums paid	17,274	18,518	—
Unrealized appreciation on OTC swaps	19,517	67,843	—
Prepaid expenses	15,977	19,509	13,732

Total assets	344,280,219	422,635,226	165,811,387

Accrued Liabilities
Options written at value[2]	—	93,638	—
Payables:
Investments purchased	18,462,006	2,750,771	12,135,120
Capital shares redeemed	622,991	936,011	79,181
Income dividends	947,374	1,272,004	476,152
Interest expense and fees	—	—	24,036
Offering costs	—	—	21,732
Officer’s and Trustees’ fees	5,973	6,072	5,828
Other accrued expenses	227,263	159,865	72,438
Variation margin on futures contracts	—	8,486	25,727
Variation margin on centrally cleared swaps	—	3,306	—
Swap premiums received	214,924	77,911	—
Unrealized depreciation on OTC swaps	15,988	76,271	—

Total accrued liabilities	20,496,519	5,384,335	12,840,214

Other Liabilities
TOB Trust Certificates	—	—	6,625,000

Total other liabilities	—	—	6,625,000

Total liabilities	20,496,519	5,384,335	19,465,214

Net Assets	$323,783,700	$417,250,891	$146,346,173

Net Assets Consist of
Paid-in capital	$323,078,777	$411,124,684	$145,209,792
Undistributed (distributions in excess of) net investment income	(254,827)	(56,022)	45,979
Accumulated net realized gain (loss)	407,953	(493,924)	(727,595)
Net unrealized appreciation (depreciation)	551,797	6,676,153	1,817,997

Net Assets	$323,783,700	$417,250,891	$146,346,173

Net Asset Value
Shares outstanding[3]	31,922,866	40,488,235	13,951,545

Net asset value	$10.14	$10.31	$10.49

[1] Investments at cost — unaffiliated	$340,282,450	$410,615,038	$156,172,477
[2] Premiums received	—	$92,309	—
[3] Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	69

Statements of Assets and Liabilities (concluded)

March 31, 2017	Series M Portfolio	Series P Portfolio	Series S Portfolio

Assets
Investments at value — unaffiliated[1]	$1,042,208,314	—	$317,347,919
Investments at value — affiliated[2]	—	$36,642,444	—
Cash	184,203	82,549,718	—
Cash pledged:
Collateral — reverse repurchase agreements	—	—	560,000
Futures contracts	414,810	678,190	633,920
Centrally cleared swaps	333,960	2,086,570	400,930
Foreign currency at value[3]	—	—	92,524
Receivables:
Investments sold	7,592,477	—	311,691
TBA sale commitments	408,017,085	—	—
Capital shares sold	1,738,990	31,728	404,956
Dividends — unaffiliated	11,188	—	4,183
Dividends — affiliated	—	93,056	—
Interest — unaffiliated	1,885,745	—	1,201,037
From the Manager	41,331	10,714	20,476
Principal paydowns	5,896	—	14,501
Variation margin on futures contracts	100	10,674	17,682
Variation margin on centrally cleared swaps	16,130	—	—
Prepaid expenses	20,948	18,235	18,429

Total assets	1,462,471,177	122,121,329	321,028,248

Liabilities
Bank overdraft	—	—	7,252
Options written at value[4]	—	—	39,532
TBA sale commitments at value[5]	409,917,302	—	—
Payables:
Investments purchased	450,605,246	—	36,609,042
Reverse repurchase agreements	—	—	91,435,039
Capital shares redeemed	2,075,188	653,581	284,658
Income dividends	1,568,675	—	479,257
Officer’s and Trustees’ fees	6,889	6,179	7,472
Other accrued expenses	174,508	84,290	121,214
Variation margin on futures contracts	56,444	146,318	110,193
Variation margin on centrally cleared swaps	—	176,924	31,711

Total liabilities	864,404,252	1,067,292	129,125,370

Net Assets	$598,066,925	$121,054,037	$191,902,878

Net Assets Consist of
Paid-in capital	$608,029,652	$151,342,469	$200,345,815
Undistributed (distributions in excess of) net investment income	1,192,226	284,661	(305,748)
Accumulated net realized gain (loss)	(8,877,871)	(29,661,979)	(6,805,940)
Net unrealized appreciation (depreciation)	(2,277,082)	(911,114)	(1,331,249)

Net Assets	$598,066,925	$121,054,037	$191,902,878

Net Asset Value
Shares outstanding[6]	61,708,551	12,900,373	20,141,759

Net asset value	$9.69	$9.38	$9.53

[1] Investments at cost — unaffiliated	$1,042,668,221	—	$318,829,199
[2] Investments at cost — affiliated	—	$37,491,262	—
[3] Foreign currency at cost	—	—	$92,360
[4] Premiums received	—	—	$83,300
[5] Proceeds from TBA sale commitments	$408,017,085	—	—
[6] Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

70	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Statements of Operations

Year Ended March 31, 2017	Series A Portfolio	Series C Portfolio	Series E Portfolio

Investment Income
Interest — unaffiliated	$6,020,003	$13,660,227	$5,032,533
Dividends — unaffiliated	389,988	36,546	26,251

Total income	6,409,991	13,696,773	5,058,784

Expenses
Professional	107,110	72,248	73,169
Offering	73,646	—	—
Registration	39,863	45,397	33,597
Administration	31,192	84,313	28,875
Officer and Trustees	20,788	18,888	19,466
Transfer agent	15,564	123,995	26,274
Printing	12,078	12,045	10,695
Pricing	12,277	41,343	140
Custodian	8,189	25,379	8,464
Miscellaneous	10,869	18,006	2,430

Total expenses excluding interest expense	331,576	441,614	203,110
Interest expense and fees[1]	—	—	72,724

Total expenses	331,576	441,614	275,834
Less:
Expenses reimbursed by the Manager	(329,273)	(437,384)	(203,054)

Total expenses after fees reimbursed	2,303	4,230	72,780

Net investment income	6,407,688	13,692,543	4,986,004

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	508,050	2,887,440	(186,697)
Options written	—	22,273	—
Futures contracts	—	(462,628)	384,640
Swaps	69,800	(215,161)	—

	577,850	2,231,924	197,943

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,405,292	(5,273,554)	(2,834,541)
Options written	—	(5,931)	—
Futures contracts	—	(147,698)	(24,965)
Swaps	4,203	177,886	—

	1,409,495	(5,249,297)	(2,859,506)

Net realized and unrealized gain (loss)	1,987,345	(3,017,373)	(2,661,563)

Net Increase in Net Assets Resulting from Operations	$8,395,033	$10,675,170	$2,324,441

[1] Related to TOB Trusts.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	71

Statements of Operations (concluded)

Year Ended March 31, 2017	Series M Portfolio	Series P Portfolio	Series S Portfolio

Investment Income
Interest — unaffiliated	$12,458,215	$10,090	$5,595,305
Dividends — unaffiliated	80,096	—	10,392
Dividends — affiliated	—	1,569,231	—

Total income	12,538,311	1,579,321	5,605,697

Expenses
Transfer agent	143,816	26,934	34,530
Administration	123,500	36,708	46,545
Custodian	84,775	11,280	25,046
Professional	67,662	67,475	69,044
Registration	53,082	28,066	32,599
Officer and Trustees	23,276	20,765	27,486
Pricing	15,395	140	36,928
Printing	12,095	10,676	11,923
Miscellaneous	9,046	7,141	11,648

Total expenses excluding interest expense	532,647	209,185	295,749
Interest expense[1]	—	—	692,522

Total expenses	532,647	209,185	988,271
Less:
Expenses reimbursed by the Manager	(528,418)	(209,129)	(291,519)

Total expenses after fees reimbursed	4,229	56	696,752

Net investment income	12,534,082	1,579,265	4,908,945

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	539,939	—	(1,069,176)
Investments — affiliated	—	(952,960)	—
Options written	—	—	214,055
Futures contracts	(2,882,400)	672,675	1,156,061
Swaps	(547,644)	(2,213,920)	155,040
Foreign currency transactions	(2,094)	—	795

	(2,892,199)	(2,494,205)	456,775

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(7,399,880)	—	1,077,259
Investments — affiliated	—	1,010,951	—
Options written	—	—	(100,885)
Futures contracts	(99,715)	(250,784)	(77,259)
Swaps	521,014	6,146,312	319,961
Foreign currency translations	—	—	164

	(6,978,581)	6,906,479	1,219,240

Net realized and unrealized gain (loss)	(9,870,780)	4,412,274	1,676,015

Net Increase in Net Assets Resulting from Operations	$2,663,302	$5,991,539	$6,584,960

[1] See Note 4 of the Notes to Financial Statements for details of short-term borrowings.

See Notes to Financial Statements.

72	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Statements of Changes in Net Assets

	Series A Portfolio		Series C Portfolio
	Year Ended March 31, 2017	Period September 21, 2015[2] to March 31, 2016	Year Ended March 31,
Increase (Decrease) in Net Assets:			2017	2016

Operations
Net investment income	$6,407,688	$1,451,693	$13,692,543	$12,778,702
Net realized gain (loss)	577,850	(118,060)	2,231,924	(1,869,254)
Net change in unrealized appreciation (depreciation)	1,409,495	(857,698)	(5,249,297)	(8,726,152)

Net increase in net assets resulting from operations	8,395,033	475,935	10,675,170	2,183,296

Distributions to Shareholders [1]
From net investment income	(6,902,253)	(1,269,096)	(13,644,784)	(12,672,962)
From net realized gain	—	—	(808,132)	(2,903,737)

Decrease in net assets resulting from distributions to shareholders	(6,902,253)	(1,269,096)	(14,452,916)	(15,576,699)

Capital Share Transactions
Shares sold	291,151,988	39,389,547	160,078,455	102,502,574
Shares redeemed	(7,457,454)	—	(92,682,211)	(96,559,311)

Net increase in net assets derived from capital share transactions	283,694,534	39,389,547	67,396,244	5,943,263

Net Assets
Total increase (decrease) in net assets	285,187,314	38,596,386	63,618,498	(7,450,140)
Beginning of period	38,596,386	—	353,632,393	361,082,533

End of period	$323,783,700	$38,596,386	$417,250,891	$353,632,393

Undistributed (distributions in excess of) net investment income, end of period	$(254,827)	$184,398	$(56,022)	$(74,138)

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
[2] Commencement of operations.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	73

Statements of Changes in Net Assets (continued)

	Series E Portfolio		Series M Portfolio
	Year Ended March 31,		Year Ended March 31,
Increase in Net Assets:	2017	2016	2017	2016

Operations
Net investment income	$4,986,004	$3,521,004	$12,534,082	$11,919,130
Net realized gain (loss)	197,943	100,231	(2,892,199)	2,477,014
Net change in unrealized appreciation (depreciation)	(2,859,506)	3,651,562	(6,978,581)	(1,425,508)

Net increase in net assets resulting from operations	2,324,441	7,272,797	2,663,302	12,970,636

Distributions to Shareholders [1]
From net investment income	(4,959,027)	(3,495,895)	(17,429,678)	(14,592,376)
From net realized gain	(1,070,445)	(102,091)	—	(3,575,004)

Decrease in net assets resulting from distributions to shareholders	(6,029,472)	(3,597,986)	(17,429,678)	(18,167,380)

Capital Share Transactions
Shares sold	92,224,469	83,316,688	190,733,874	166,986,655
Shares redeemed	(52,359,547)	(25,266,705)	(130,587,494)	(130,036,254)

Net increase in net assets derived from capital share transactions	39,864,922	58,049,983	60,146,380	36,950,401

Net Assets
Total increase in net assets	36,159,891	61,724,794	45,380,004	31,753,657
Beginning of year	110,186,282	48,461,488	552,686,921	520,933,264

End of year	$146,346,173	$110,186,282	$598,066,925	$552,686,921

Undistributed net investment income, end of year	$45,979	$28,526	$1,192,226	$1,244,066

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

74	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Statements of Changes in Net Assets (concluded)

	Series P Portfolio		Series S Portfolio
	Year Ended March 31,		Year Ended March 31,
Decrease in Net Assets:	2017	2016	2017	2016

Operations
Net investment income	$1,579,265	$2,972,228	$4,908,945	$7,340,948
Net realized gain (loss)	(2,494,205)	(11,562,496)	456,775	(2,393,137)
Net change in unrealized appreciation (depreciation)	6,906,479	(3,715,737)	1,219,240	(2,045,759)

Net increase (decrease) in net assets resulting from operations	5,991,539	(12,306,005)	6,584,960	2,902,052

Distributions to Shareholders [1]
From net investment income	—	—	(6,763,413)	(8,701,778)

Decrease in net assets resulting from distributions to shareholders	—	—	(6,763,413)	(8,701,778)

Capital Share Transactions
Shares sold	31,313,162	62,030,166	59,779,573	54,651,760
Shares redeemed	(137,720,979)	(150,751,413)	(105,935,159)	(76,739,253)

Net decrease in net assets derived from capital share transactions	(106,407,817)	(88,721,247)	(46,155,586)	(22,087,493)

Net Assets
Total decrease in net assets	(100,416,278)	(101,027,252)	(46,334,039)	(27,887,219)
Beginning of year	221,470,315	322,497,567	238,236,917	266,124,136

End of year	$121,054,037	$221,470,315	$191,902,878	$238,236,917

Undistributed (distributions in excess of) net investment income, end of year	$284,661	$(68)	$(305,748)	$(166,563)

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	75

Statements of Cash Flows

Year Ended March 31, 2017	Series A Portfolio	Series S Portfolio

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$8,395,033	$6,584,960
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns	100,267,728	931,202,681
Purchases of long-term investments	(328,094,147)	(909,823,815)
Net purchases of short-term securities	(53,335,980)	(13,389,491)
Premiums paid on closing options written	—	(168,702)
Premiums received from options written	—	318,941
Amortization of premium and accretion of discount on investments	(1,037,090)	1,127,285
Net realized (gain) loss on investments, options written, and foreign currency translations	(508,050)	855,121
Net unrealized (gain) loss on investments, options written and swaps	(1,409,495)	(976,374)
(Increase) Decrease in Assets:
Cash Pledged:
Collateral — reverse repurchase agreements	—	(560,000)
Futures contracts	—	(235,000)
Centrally cleared swaps	—	92,000
Receivables:
Dividends — unaffiliated	(16,022)	(3,614)
Interest	(890,153)	130,311
From the Manager	(48,514)	47,006
Principal paydowns	—	(9,089)
Variation margin on futures contracts	—	3,099
Swap premiums paid	(17,274)	—
Deferred offering costs	62,549	—
Prepaid expenses	11,942	(1,620)
Increase (Decrease) in Liabilities:
Payables:
Offering costs	(117,859)	—
Officer’s and Trustees’ fees	(2,069)	(1,400)
Other accrued expenses	136,880	(4,602)
Variation margin on futures contracts	—	(20,079)
Variation margin on centrally cleared swaps	—	(10,278)
Swap premiums received	213,867	—

Net cash provided by (used for) operating activities	(276,388,654)	15,157,340

Cash Provided by (Used for) Financing Activities
Cash distributions paid to shareholders	(6,211,486)	(6,915,388)
Payments on redemption of capital shares	(6,834,463)	(108,197,940)
Increase in bank overdraft	—	7,252
Proceeds from issuance of capital shares	289,416,770	60,540,871
Net borrowing of reverse repurchase agreements	—	39,478,088

Net cash provided by (used for) financing activities	276,370,821	(15,087,117)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	—	164

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency at value	(17,833)	70,387
Cash and foreign currency at beginning of year	29,865	22,137

Cash and foreign currency at end of year	$12,032	$92,524

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$—	$608,568

See Notes to Financial Statements.

76	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Financial Highlights

	Series A Portfolio
	Year Ended March 31, 2017	Period September 21, 2015[1] to March 31, 2016

Per Share Operating Performance
Net asset value, beginning of period	$9.82	$10.00

Net investment income[2]	0.51	0.48
Net realized and unrealized gain (loss)	0.43	(0.27)

Net increase from investment operations	0.94	0.21

Distributions from net investment income[3]	(0.62)	(0.39)

Net asset value, end of period	$10.14	$9.82

Total Return[4]
Based on net asset value	9.76%	2.07%[5]

Ratios to Average Net Assets[6]
Total expenses	0.26%	1.23%[7,8]

Total expenses after fees waived and/or reimbursed excluding amortization of offering costs	0.00%	0.01%[7]

Net investment income	5.01%	9.03%[7]

Supplemental Data
Net assets, end of year (000)	$323,784	$38,956

Portfolio turnover rate	84%	45%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31, 2017	Period September 21, 2015[1] to March 31, 2016
Investments in underlying funds	0.01%	0.01%

[7]	Annualized.

[8]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.32%.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	77

Financial Highlights

	Series C Portfolio
	Year Ended March 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$10.37	$10.77	$10.60	$10.95	$10.53

Net investment income[1]	0.36	0.38	0.41	0.45	0.47
Net realized and unrealized gain (loss)	(0.04)	(0.31)	0.33	(0.19)	0.42

Net increase from investment operations	0.32	0.07	0.74	0.26	0.89

Distributions:[2]
From net investment income	(0.36)	(0.38)	(0.40)	(0.45)	(0.47)
From net realized gain	(0.02)	(0.09)	(0.17)	(0.16)	—

Total distributions	(0.38)	(0.47)	(0.57)	(0.61)	(0.47)

Net asset value, end of year	$10.31	$10.37	$10.77	$10.60	$10.95

Total Return[3]
Based on net asset value	3.12%	0.70%	7.22%	2.55%	8.53%

Ratios to Average Net Assets
Total expenses	0.11%[4]	0.13%[4]	0.14%	0.15%	0.13%

Total expenses after fees reimbursed	0.00%[4]	0.00%[4]	0.01%	0.02%	0.01%

Total expenses after fees reimbursed and excluding interest expense	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Net investment income	3.45%[4]	3.68%[4]	3.81%	4.27%	4.31%

Supplemental Data
Net assets, end of year (000)	$417,251	$353,632	$361,083	$318,247	$368,644

Portfolio turnover rate	32%	53%	44%	43%	51%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,
	2017	2016
Investments in underlying funds	0.01%	0.01%

See Notes to Financial Statements.

78	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Financial Highlights

	Series E Portfolio
	Year Ended March 31,		Period August 4, 2014[1] to March 31, 2015
	2017	2016

Per Share Operating Performance
Net asset value, beginning of period	$10.75	$10.47	$10.00

Net investment income[2]	0.45	0.43	0.28
Net realized and unrealized gain (loss)	(0.16)	0.29	0.48

Net increase from investment operations	0.29	0.72	0.76

Distributions:[3]
From net investment income	(0.45)	(0.43)	(0.28)
From net realized gain	(0.10)	(0.01)	(0.01)

Total distributions	(0.55)	(0.44)	(0.29)

Net asset value, end of period	$10.49	$10.75	10.47

Total Return[4]
Based on net asset value	2.78%	7.15%	7.70%[5]

Ratios to Average Net Assets
Total expenses	0.23%[6]	0.34%[6]	0.94%[7,8]

Total expenses after fees waived and/or reimbursed	0.06%[6]	0.02%[6]	0.00%[7]

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	0.00%[6]	0.00%[6]	0.00%[7]

Net investment income	4.21%[6]	4.17%[6]	4.07%[7]

Supplemental Data
Net assets, end of period (000)	$146,346	$110,186	$48,461

Borrowings outstanding, end of period (000)	$6,625	$4,835	—

Portfolio turnover rate	87%	44%	30%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,
	2017	2016
Investments in underlying funds	0.01%	0.01%

[7]	Annualized.

[8]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.02%.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	79

Financial Highlights

	Series M Portfolio
	Year Ended March 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$9.93	$10.03	$9.70	$9.89	$10.52

Net investment income[1]	0.21	0.22	0.20	0.19	0.21
Net realized and unrealized gain (loss)	(0.16)	0.02	0.37	(0.14)	0.35

Net increase from investment operations	0.05	0.24	0.57	0.05	0.56

Distributions:[2]
From net investment income	(0.29)	(0.27)	(0.24)	(0.23)	(0.31)
From net realized gain	—	(0.07)	(0.00)[3]	(0.01)	(0.88)

Total distributions	(0.29)	(0.34)	(0.24)	(0.24)	(1.19)

Net asset value, end of year	$9.69	$9.93	$10.03	$9.70	$9.89

Total Return[4]
Based on net asset value	0.51%	2.44%	5.91%	0.52%	5.33%

Ratios to Average Net Assets
Total expenses	0.09%[5]	0.11%[5]	0.13%[5]	0.16%[5]	0.14%

Total expenses after fees reimbursed	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses after fees reimbursed and excluding interest expense	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Net investment income	2.12%[5]	2.25%[5]	2.04%[5]	1.97%[5]	2.00%

Supplemental Data
Net assets, end of year (000)	$598,067	$552,687	$520,933	$329,857	$267,855

Portfolio turnover rate[6]	1,728%	1,789%	2,258%	1,879%	798%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,
	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.02%

[6]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended March 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	1,040%	1,090%	1,356%	1,131%	518%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,355%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	—	941%

See Notes to Financial Statements.

80	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Financial Highlights

	Series P Portfolio
	Year Ended March 31,				Period March 20, 2013[1] to March 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$8.95	$9.38	$10.24	$9.96	$10.00

Net investment income[2]	0.09	0.10	0.07	0.07	0.00 [3]
Net realized and unrealized gain (loss)	0.34	(0.53)	(0.93)	0.21	(0.04)

Net increase (decrease) from investment operations	0.43	(0.43)	(0.86)	0.28	(0.04)

Net asset value, end of period	$9.38	$8.95	$9.38	$10.24	$9.96

Total Return[4]
Based on net asset value	4.80%	(4.48)%	(8.40)%	2.81%	(0.40)%[5]

Ratios to Average Net Assets
Total expenses[6]	0.13%	0.11%	0.12%	0.18%	41.03%[7,8]

Total expenses after fees waived and/or reimbursed[6]	0.00%	0.00%	0.00%	0.00%	0.00%[7]

Net investment income[6]	1.00%	1.04%	0.67%	0.69%	0.38%[7]

Supplemental Data
Net assets, end of period (000)	$121,054	$221,470	$322,498	$261,830	$7,559

Portfolio turnover rate	10%	0%	0%	6%	0%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,				Period March 20, 2013[1] to March 31,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.08%	0.05%	0.04%	0.02%	0.02%

[7]	Annualized.

[8]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 43.36%.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	81

Financial Highlights

	Series S Portfolio
	Year Ended March 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$9.54	$9.76	$9.84	$10.02	$10.03

Net investment income[1]	0.19	0.26	0.23	0.24	0.35
Net realized and unrealized gain (loss)	0.11	(0.15)	(0.05)	(0.08)	0.09

Net increase from investment operations	0.30	0.11	0.18	0.16	0.44

Distributions:[2]
From net investment income	(0.31)	(0.33)	(0.26)	(0.28)	(0.35)
From net realized gain	—	—	—	(0.06)	(0.10)

Total distributions	(0.31)	(0.33)	(0.26)	(0.34)	(0.45)

Net asset value, end of year	$9.53	$9.54	$9.76	$9.84	$10.02

Total Return[3]
Based on net asset value	3.21%	1.18%	1.81%[4]	1.66%	4.47%

Ratios to Average Net Assets
Total expenses	0.48%	0.31%	0.16%	0.21%	0.35%

Total expenses after fees reimbursed	0.34%	0.18%	0.02%	0.06%	0.14%

Total expenses after fees reimbursed and excluding interest expense	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	2.37%	2.91%	2.32%	2.47%	3.59%

Supplemental Data
Net assets, end of year (000)	$191,903	$238,237	$266,124	$233,117	$151,304

Portfolio turnover rate[5]	279%	270%	318%	239%	123%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes a payment by an affiliate to compensate for investments erroneously made in violation of the investment guidelines, which impacted the Fund’s total return. Excluding this payment, the Fund’s total return would have been 1.70%.

[5]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended March 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	163%	178%	239%	183%	120%

See Notes to Financial Statements.

82	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Notes to Financial Statements

1. Organization:

BlackRock Allocation Target Shares (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following series of the Trust are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Allocation Target Shares: Series A Portfolio	Series A	Non-diversified
BlackRock Allocation Target Shares: Series C Portfolio	Series C	Non-diversified
BlackRock Allocation Target Shares: Series E Portfolio	Series E	Diversified
BlackRock Allocation Target Shares: Series M Portfolio	Series M	Non-diversified
BlackRock Allocation Target Shares: Series P Portfolio	Series P	Non-diversified
BlackRock Allocation Target Shares: Series S Portfolio	Series S	Non-diversified

Shares of the Funds are offered to separate account clients of the investment adviser or certain of its affiliates. Series A is also offered to collective trust funds managed by BlackRock Institutional Trust Company, N.A., an affiliate of the investment adviser, and mutual funds advised by the investment adviser, BlackRock Advisors, LLC or its affiliates. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase transactions and TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared daily and paid monthly, except for Series P, which declares and pays dividends at least annually. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	83

Notes to Financial Statements (continued)

cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be on a modified applied retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Funds may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price

84	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Notes to Financial Statements (continued)

is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	85

Notes to Financial Statements (continued)

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

86	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Notes to Financial Statements (continued)

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. Asa result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	87

Notes to Financial Statements (continued)

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for a Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a Fund to the extent that it invests in floating rate loan interest. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a Fund’s investment policies.

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, TBA commitments may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and

88	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Notes to Financial Statements (continued)

repurchase, a Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a Fund would still be required to pay the full repurchase price. Further, a Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.

For the year ended March 31, 2017, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Series S	$92,616,285	0.74%

Reverse repurchase transactions are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under an MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With reverse repurchase transactions, typically a Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of Series S’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Net Amount
Barclays Capital, Inc.	$ 278,165	$ (278,165)	—
BNP Paribas S.A.	1,845,627	(1,845,627)	—
Citigroup Global Markets, Inc.	14,238,452	(14,238,452)	—
Credit Suisse Securities (USA) LLC	9,705,095	(9,705,095)	—
RBC Capital Markets, LLC	65,367,700	(65,367,700)	—

Total	$91,435,039	$(91,435,039)	—

[1]

Collateral with a value of $106,049,507, has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of TOB Trust transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	89

Notes to Financial Statements (continued)

The TOB Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to U.S. federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. In the case of an MTE, after the payment of fees, the TOB Trust Certificates holders would be paid before the TOB Residuals holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificates holders and the TOB Residuals holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended March 31, 2017, no TOB Trusts in which a Fund participated were terminated without the consent of a Fund.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally restrict the ability of a Fund to borrow money for purposes of making investments. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2017, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed in which no banking entity would sponsor the TOB Trust. Specifically, a Fund establishes, structures and “sponsors” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank are performed by, or on behalf of, the Funds. The Funds have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Fund may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and new or restructured non-bank sponsored TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and

90	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Notes to Financial Statements (continued)

other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the year ended March 31, 2017, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
Series E	$12,075,772	$6,625,000	0.42% - 1.06%	$5,698,342	1.26%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as a TOB Residuals holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

[2]

The Funds may invest in TOB Trusts that are structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility. In such an event, the Liquidity Provider will typically either (i) fund the full amount owed under the liquidity facility and be subsequently reimbursed from only the proceeds of the liquidation of all or a portion of the municipal bonds held in the TOB Trust or the remarketing of the TOB Trust Certificates, or (ii) liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, a Fund will usually enter into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at March 31, 2017, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at March 31, 2017.

For the year ended March 31, 2017, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
Series E	—	—	$1,642	0.78%

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	91

Notes to Financial Statements (continued)

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments (including equity risk, interest rate risk and/or commodity price risk), and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is notated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay

92	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Notes to Financial Statements (continued)

the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Underan ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	93

Notes to Financial Statements (continued)

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager receives no advisory fee from the Funds under the Investment Advisory Agreement.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive all fees and pay or reimburse all operating expenses of each Fund, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business. This agreement has no fixed termination date. With respect to Series C, Series E, Series M, Series P and Series S, the Manager does not charge the Funds a management fee, although investors in the Funds will pay a fee to BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, or their managed account program sponsor. With respect to Series A, the Manager does not charge the Fund a management fee, although investors in the Fund that are (i) retail and institutional separately managed account clients of BIM will pay a fee to BIM or their managed account program sponsor, (ii) participants in the collective trust funds managed by BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of the Manager, that invest in the Fund will pay a fee to BTC, and (iii) mutual funds that are advised by the Manager or its affiliates will pay the Manager or its affiliate a management fee pursuant to a management agreement between each such fund and BlackRock or its affiliate. The Manager waived fees for each Fund which are included in fees waived and reimbursed by the Manager in the Statements of Operations.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Series A, Series E and Series P are currently permitted to borrow and lend and Series C, Series M and Series S are currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2017, the Funds did not participate in the Interfund Lending Program.

Officer and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions: Each Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended March 31, 2017, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act for Series C were $788,125 and $803,541, respectively, which resulted in net realized gains of $51,441.

7. Purchases and Sales:

For the year ended March 31, 2017, purchases and sales of investments, including paydowns, mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases	Series A	Series C	Series E	Series M	Series P	Series S
Non-U.S. Government Securities	$328,388,800	$187,077,605	$137,611,707	$ 9,685,842,381	$ 4,612,590	$888,924,254
U.S. Government Securities	—	22,819,603	—	51,340,652	—	16,262,637

Total Purchases	$328,388,800	$209,897,208	$137,611,707	$ 9,737,183,033	$ 4,612,590	$905,186,891

Sales	Series A	Series C	Series E	Series M	Series P	Series S
Non-U.S. Government Securities	$102,400,355	$ 96,331,396	$102,931,715	$10,083,699,216	$34,545,606	$897,076,899
U.S. Government Securities	—	24,597,769	—	51,739,144	—	26,859,828

Total Sales	$102,400,355	$120,929,165	$102,931,715	$10,135,438,360	$34,545,606	$923,936,727

94	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Notes to Financial Statements (continued)

For the year ended March 31, 2017, purchases and sales related to mortgage dollar rolls were as follows:

	Series M	Series S
Purchases	$3,877,345,925	$373,926,087
Sales	$3,877,387,873	$374,394,152

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns, except with respect to Series A and Series E, generally remains open for each of the four years ended March 31, 2017. The statute of limitations on Series A’s U.S. federal tax returns generally remains open for the year ended March 31, 2017 and the period ended March 31, 2016. The statute of limitations on Series E’s U.S. federal tax returns generally remains open for the two years ended March 31, 2017 and the period ended March 31, 2015. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, amortization methods on fixed income securities, the classification of settlement proceeds, the classification of investments, foreign currency transactions, the sale of stock of passive foreign investment companies, non-deductible expenses and net paydown losses were reclassified to the following accounts:

	Paid-in capital	Undistributed (distributions in excess of) net investment income	Accumulated net realized gain (loss)
Series A	$(3,627)	$ 55,340	$ (51,713)
Series C	—	$ (29,643)	$ 29,643
Series E	—	$ (9,524)	$ 9,524
Series M	—	$ 4,843,756	$ (4,843,756)
Series P	—	$(1,294,536)	$ 1,294,536
Series S	—	$ 1,715,283	$ (1,715,283)

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	95

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

	Series A	Series C	Series E	Series M	Series S
Tax-exempt income[1]
3/31/17	—	—	$4,958,705	—	—
3/31/16	—	—	$3,493,932	—	—
Ordinary income
3/31/17	$6,902,253	$14,452,916	785,624	$17,429,678	$6,793,413
3/31/16	$1,269,096	$13,479,155	104,054	$18,132,139	$8,701,778
Long-term capital gains
3/31/17	—	—	285,143	—	—
3/31/16	—	2,097,544	—	35,241	—

Total
3/31/17	$6,902,253	$14,452,916	$6,029,472	$17,429,678	$6,793,413

3/31/16	$1,269,096	$15,576,699	$3,597,986	$18,167,380	$8,701,778

[1]	The Funds designate these amounts paid during the fiscal year ended March 31, 2017 as exempt-interest dividends.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Series A	Series C	Series E	Series M	Series P	Series S
Undistributed ordinary income	$127,866	$ 76,877	$ 4,665	$ 1,192,226	$ 284,661	—
Capital loss carryforwards	(1,224)	—	—	(9,095,241)	(29,995,140)	$(7,092,412)
Net unrealized gains (losses)[1]	578,281	6,549,719	1,791,364	(2,059,712)	(577,953)	(1,350,525)
Qualified late year losses[2]	—	(500,389)	(659,648)	—	—	—

Total	$704,923	$6,126,207	$1,136,381	$(9,962,727)	$(30,288,432)	$(8,442,937)

[1]

The differences between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gain on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures and options contracts, the accounting for swap agreements, the treatment of residual interests in tender option bond trusts, the classification of investments and the timing and recognition of partnership income.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended March 31, 2017, Series A utilized $266,157 of its capital loss carryforward.

As of March 31, 2017, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

Series A	Series M	Series P	Series S
$1,224	$9,095,241	$29,995,140	$7,092,412

96	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Notes to Financial Statements (continued)

As of March 31, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	Series A	Series C	Series E	Series M	Series P	Series S
Tax cost	$340,255,195	$410,768,094	$149,571,007	$1,042,681,548	$37,491,262	$318,846,178

Gross unrealized appreciation	$ 2,870,645	$ 10,733,102	$ 2,656,078	$ 4,580,864	—	$ 827,402
Gross unrealized depreciation	(2,295,122)	(4,138,098)	(861,609)	(5,054,098)	$ (848,818)	(2,325,661)

Net unrealized appreciation (depreciation)	$ 575,523	$ 6,595,004	$ 1,794,469	$ (473,234)	$ (848,818)	$ (1,498,259)

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended March 31, 2017, the Funds did not borrow under the credit agreement.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

It is possible that regulators could take positions that could limit the market for non-bank sponsored TOB Trust transactions or Series E’s ability to hold TOB Residuals. Under the new TOB Trust structure, Series E will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that Series E can successfully enter into restructured TOB Trust transactions in order to refinance its existing TOB Residuals holdings prior to the compliance date for the Volcker Rule, which may require that Series E unwinds existing TOB Trusts.

Should short-term interest rates rise, Series E investments in TOB Trust transactions may adversely affect Series E’s net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect Series E’s NAV per share.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	97

Notes to Financial Statements (continued)

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect Series E’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule and Risk Retention Rules may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect Series E. The ultimate impact of these rules on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, Series E invested a significant portion of its assets in securities in the transportation sector. Changes in economic conditions affecting such sector would have a greater impact on Series E and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

98	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Notes to Financial Statements (concluded)

11. Capital Share Transactions:

Transactions in capital shares were as follows:

Series A	Year Ended March 31, 2017	Period September 21, 2015[1] to March 31, 2016
Shares sold	28,728,913	3,929,406
Shares redeemed	(735,453)	—
Net increase	27,993,460	3,929,406

Series C		Year Ended March 31, 2016
Shares sold	15,268,170	9,965,641
Shares redeemed	(8,885,287)	(9,396,922)
Net increase	6,382,883	568,719

Series E
Shares sold	8,595,606	8,051,864
Shares redeemed	(4,897,884)	(2,426,136)
Net increase	3,697,722	5,625,728

Series M
Shares sold	19,360,258	16,832,502
Shares redeemed	(13,287,594)	(13,111,139)
Net increase	6,072,664	3,721,363

Series P
Shares sold	3,392,480	6,646,111
Shares redeemed	(15,244,151)	(16,293,730)
Net decrease	(11,851,671)	(9,647,619)

Series S
Shares sold	6,266,082	5,677,362
Shares redeemed	(11,085,959)	(7,968,765)
Net decrease	(4,819,877)	(2,291,403)

[1]	Commencement of operations.

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 20, 2017, the credit agreement was extended until April 2018 under the same terms.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	99

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Allocation Target Shares and Shareholders of BlackRock Allocation Target Shares: Series A Portfolio, BlackRock Allocation Target Shares: Series C Portfolio, BlackRock Allocation Target Shares: Series E Portfolio, BlackRock Allocation Target Shares: Series M Portfolio, BlackRock Allocation Target Shares: Series P Portfolio and BlackRock Allocation Target Shares: Series S Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of BlackRock Allocation Target Shares: Series A Portfolio, BlackRock Allocation Target Shares: Series C Portfolio, BlackRock Allocation Target Shares: Series E Portfolio, BlackRock Allocation Target Shares: Series M Portfolio, BlackRock Allocation Target Shares: Series P Portfolio and BlackRock Allocation Target Shares: Series S Portfolio (collectively, the “Funds”), each a series of BlackRock Allocation Target Shares, as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (as to BlackRock Allocation Target Shares: Series A Portfolio, for the period then ended and from September 21, 2015 (commencement of operations) to March 31, 2016), the financial highlights for each of the periods presented and the statement of cash flows for BlackRock Allocation Target Shares: Series A and Series S Portfolios for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Allocation Target Shares: Series A Portfolio, BlackRock Allocation Target Shares: Series C Portfolio, BlackRock Allocation Target Shares: Series E Portfolio, BlackRock Allocation Target Shares: Series M Portfolio, BlackRock Allocation Target Shares: Series P Portfolio and BlackRock Allocation Target Shares: Series S Portfolio, as of March 31, 2017, the results of their operations for the period then ended, the changes in their net assets, financial highlights for each of the periods presented, and cash flows for the BlackRock Allocation Target Shares: Series A and Series S Portfolios for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

May 25, 2017

100	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid by the Funds for the fiscal year ended March 31, 2017.

Interest Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents[1]
	April 2016		May 2016 — December 2016	January 2017 — March 2017
Series A	59.83%		63.86%	72.07%
Series C	79.53%		80.50%	80.08%
Series E	—		100.00%	—
Series M	88.76%		100.00%	98.03%
Series S	89.32%		89.07%	100.00%
Federal Obligation Interest[2]
				April 2016 — March 2017
Series C				2.50%
Series M				0.18%
Series S				0.14%
Qualified Dividend Income for Individuals [3]
		April 2016 — December 2016		January 2017 — March 2017
Series C		2.96%		6.53%
Dividends Qualifying for the Dividends Received Deduction for Corporations[3]
				April 2016 — March 2017
Series C				3.84%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[2]

The law varies in each state as to whether and what percentage of ordinary income distributions is eligible for exemption from state income tax. We recommend that you consult your tax advisor to determine if any portion of the distributions you received are exempt from state income tax.

[3]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

Additionally, Series E distributed long-term capital gains of $0.026966 per share to shareholders of record on December 20, 2016.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	101

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Robert M. Hernandez 1944	Chair of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) from 1979 to 2017; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Burtons Grill (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical; UPS Corporation (delivery service); Ferroglobe (metals)
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
Lena G. Goldberg 1949	Trustee	Since 2016	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 98 Portfolios	None
Henry R. Keizer 1956	Trustee	Since 2016	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) in 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)

102	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2] (concluded)
John F. O’Brien 1943	Trustee	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	28 RICs consisting of 98 Portfolios	None
Interested Trustees[4]
Robert Fairbairn 1965	Trustee	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	129 RICs consisting of 318 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]   Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72.

[3]   Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; and Roberta Cooper Ramo, 1999.

[4]   Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	103

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective January 31, 2017, David H. Walsh and Fred G. Weiss retired as Trustees of the Trust.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Distributor BlackRock Investments, LLC New York, NY 10022

104	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017

Additional Information

General Information

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology is applied to Series E’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding Series E may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding Series E and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by lawor as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2017	105

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BATS-3/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Henry R. Keizer
Stuart E. Eizenstat
Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Series A Portfolio	$40,940	$45,288	$0	$0	$15,402	$15,402	$0	$0
Series C Portfolio	$36,032	$40,380	$0	$0	$15,402	$15,402	$0	$0
Series E Portfolio	$41,960	$41,310	$0	$0	$13,362	$13,362	$0	$0
Series M Portfolio	$32,003	$35,351	$0	$0	$15,402	$15,402	$0	$0
Series P Portfolio	$34,514	$38,862	$0	$0	$15,402	$15,402	$0	$0
Series S Portfolio	$36,032	$40,380	$0	$0	$15,402	$15,402	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and subscription to the Deloitte Accounting Research Tool. These amounts represent the aggregate fees paid by BlackRock and were not specifically allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Series A Portfolio	$15,402	$15,402
Series C Portfolio	$15,402	$15,402
Series E Portfolio	$13,362	$13,362
Series M Portfolio	$15,402	$15,402
Series P Portfolio	$15,402	$15,402
Series S Portfolio	$15,402	$15,402

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and subscription to the Deloitte Accounting Research Tool were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Allocation Target Shares

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date:	June 2, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date:	June 2, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Allocation Target Shares

Date:	June 2, 2017